UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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PRELIMINARY COPY, SUBJECT TO COMPLETION
EURONET WORLDWIDE, INC.
3500 COLLEGE BOULEVARD
LEAWOOD, KANSAS 66211
913-327-4200
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2013
Euronet Worldwide, Inc., a Delaware corporation (“Euronet,” the “Company,” “we” or “us”), will hold the Annual Meeting of our Stockholders (“Annual Meeting”) on Thursday, May 30, 2013 at 2:00 p.m. (Central time) at Euronet’s corporate headquarters at 3500 College Boulevard, Leawood, Kansas 66211, USA, to consider and vote upon the following matters:
1. Election of the Company’s three nominees for Director, each to serve a three-year term expiring upon the 2016 Annual Meeting or until a successor is duly elected and qualified;
2. Approval of amendments to the 2006 Stock Incentive Plan and reapproval of the performance goals;
3. Ratification of a Rights Agreement;
4. Ratification of the appointment of KPMG LLP as Euronet’s independent registered public accounting firm for the year ending December 31, 2013;
5. Advisory vote to approve executive compensation; and
6. Consideration of such other business as may properly come before the meeting or any adjournment of the meeting.
Our Board of Directors has fixed the close of business on April 4, 2013, as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of the meeting.
This year, the Company is pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their stockholders on the internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.
You are cordially invited to attend the Annual Meeting in person. To ensure that your vote is counted at the Annual Meeting, however, please vote as promptly as possible.

By Order of the Board,

Jeffrey B. Newman
Executive Vice President, General Counsel and Secretary
April __, 2013

EURONET WORLDWIDE, INC.
3500 COLLEGE BOULEVARD
LEAWOOD, KANSAS 66211
913-327-4200
PROXY STATEMENT

PRELIMINARY COPY, SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2013
DATE, TIME AND PLACE OF MEETING
Euronet Worldwide, Inc. (“Euronet,” the “Company,” “we” or “us”) has made these materials available to you on the internet or, upon your request, has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by our Board of Directors (the “Board”), for use at the Annual Meeting of Stockholders to be held on Thursday, May 30, 2013, at 2:00 p.m. (Central time), at Euronet’s corporate headquarters at 3500 College Boulevard, Leawood, Kansas 66211, USA, and at any postponement or adjournment of the meeting (the “Annual Meeting”).
Record Date; Quorum; Shares Outstanding
Stockholders at the close of business on April 4, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The Stockholders will be entitled to one vote for each share of common stock, par value $0.02 per share (the “Common Stock”), held of record at the close of business on the Record Date. To take action at the Annual Meeting, a quorum composed of holders of one-third of the shares of Common Stock outstanding must be represented by proxy or in person at the Annual Meeting. On April 4, 2013, there were 49,764,855 shares of Common Stock outstanding. No shares of preferred stock are outstanding. On April 4, 2013, there were stock options and restricted stock awards outstanding of 4,032,507 and 1,048,466, respectively.
REVOCABILITY OF PROXIES
Shares of Common Stock represented by valid proxies that we receive at any time up to and including the day of the Annual Meeting will be voted as specified in such proxies. Any Stockholder giving a proxy has the right to revoke it at any time before it is exercised by attending the Annual Meeting and voting in person or by filing with Euronet’s Secretary an instrument of revocation or a duly executed proxy bearing a later date.
VOTING AND SOLICITATION
Each share of Common Stock issued and outstanding as of the Record Date will have one vote on each of the matters presented herein. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting.
Pursuant to rules adopted by the Securities and Exchange Commission, we are making this proxy statement and our 2012 annual report available to Stockholders electronically via the internet. On or before [April __, 2013], we mailed to our Stockholders of record the “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 30, 2013” (the “Notice”). All Stockholders will be able to access this proxy statement and our 2012 Annual Report on the website referred to in the Notice or request to receive printed copies of the proxy materials. Instructions on how to access the proxy materials on the internet or request a printed copy may be found in the Notice. In addition, Stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages Stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of its annual meetings.
We will treat shares that are voted “For,” “Against” or “Withheld From” a matter as being present at the meeting for purposes of establishing a quorum. We will treat abstentions and broker non-votes also as shares that are present and entitled to be voted for purposes of determining the presence of a quorum.

Election of Directors
In an uncontested election, a Director nominee must be elected by a majority of the votes cast, in person or by proxy, regarding the election of that Director nominee. A “majority of the votes cast” for the purposes of Director elections means that the number of votes cast “For” a Director nominee’s election exceeds the number of votes cast as “Withheld From” for that particular Director nominee. If an incumbent Director is not re-elected in an uncontested election and no successor is elected at the same meeting, the Director must submit an offer to resign.
In a contested election, which occurs when the number of Director nominees exceeds the number of open seats on the Board at any time before the meeting, Director nominees will be elected by a plurality of the shares represented at the meeting.

A “plurality” means that the open seats on the Board will be filled by those Director nominees who received the most affirmative votes, regardless of whether those Director nominees received a majority of the votes cast with respect to their election.
At the Annual Meeting, the election of Directors is considered to be uncontested because we have not been notified of any other nominees as required by our Amended and Restated Bylaws (“Bylaws”). To be elected, each Director nominee must receive a majority of votes cast regarding that nominee. Abstentions will have no effect on the election of Directors.
Other Matters
All other matters will be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such matters. Under Delaware law, abstentions are not considered votes cast and will have no effect on whether a matter is approved.
Broker Non-Votes
On certain routine matters, such as the ratification of the appointment of KPMG as our independent registered public accounting firm, if you do not provide instructions on how you wish to vote, your broker will be allowed to exercise discretion and vote on your behalf. Your broker is prohibited, however, from voting on other non-routine matters, which includes all of the proposals in this proxy statement other than the proposal to ratify the appointment of KPMG. Broker “non-votes” will occur when a broker does not receive voting instructions from a Stockholder on a non-routine matter or if the broker otherwise does not vote on behalf of the Stockholder. Broker non-votes will not count in determining the number of votes cast with respect to the election of Directors or a proposal that requires a majority of votes cast and, therefore, will not affect the outcome of the election of Directors or the voting on such a proposal.
PERSONS MAKING THE SOLICITATION
Euronet is making all the solicitations in this proxy statement. We will bear the entire cost of this solicitation of proxies. Our Directors, officers, and employees, without additional remuneration, may solicit proxies by mail, telephone and personal interviews. We will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals.
WE WILL FURNISH ADDITIONAL COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS, EXCLUDING EXHIBITS, WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO OUR GENERAL COUNSEL AND SECRETARY, JEFFREY B. NEWMAN, AT OUR ADDRESS SET FORTH HEREIN. WE WILL FURNISH EXHIBITS TO THE ANNUAL REPORT TO STOCKHOLDERS UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

BENEFICIAL OWNERSHIP OF COMMON STOCK
As of the close of business on March 31, 2013, we had 49,740,407 shares of Common Stock issued and outstanding. The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 31, 2013, held by: (i) each Euronet Director, nominee for Director and executive officer named in the summary compensation table, (ii) all Euronet Directors, nominees for Director and executive officers as a group, and (iii) each Stockholder known by Euronet beneficially to own more than 5% of our Common Stock.

	Beneficial Ownership
Stockholder	Number of Shares (1)	Percent of Outstanding
Directors and Named Executive Officers
Michael J. Brown(2)	3,002,035	5.9%
3500 College Boulevard
Leawood, KS 66211
Rick L. Weller(3)	358,406	*
Kevin J. Caponecchi(4)	239,594	*
Jeffrey B. Newman	103,535	*
Juan C. Bianchi (5)	70,378	*
Andrew B. Schmitt	68,081	*
Thomas A. McDonnell(6)	65,723	*
Dr. Andrzej Olechowski(7)	62,400	*
M. Jeannine Strandjord(8)	41,618	*
Paul S. Althasen	40,330	*
Nikos Fountas(9)	34,253	*
Eriberto R. Scocimara	30,112	*
Lu M. Cordova	4,783	*
All Directors, Nominees for Director and Executive Officers as a Group (13 persons)(10)	4,121,248	8.1%
Five Percent Holders:
Janus Capital Management LLC(11)	4,588,072	9.0%
151 Detroit Street
Denver, CO 80206
Waddell & Reed Financial, Inc.(12)	4,554,992	9.0%
6300 Lamar Avenue
Overland Park, KS 66202
RS Investment Management Co. LLC(13)	3,610,926	7.1%
388 Market St., Suite 1700
San Francisco, CA 94111
BlackRock, Inc. (14)	2,865,930	5.6%
40 East 52nd St.
New York, NY 10022
St. Denis J. Villere & Company, L.L.C. (15)	2,617,202	5.2%
601 Poydras St., Suite 1808
New Orleans, LA 70130
FMR LLC(16)	2,594,143	5.1%
82 Devonshire Street
Boston, MA 02109
The Vanguard Group (17)	2,563,396	5.0%
100 Vanguard Blvd.
Malvern, PA 19355

*	The percentage of shares of Common Stock beneficially owned does not exceed one percent of the shares outstanding of Common Stock.

(1)
Calculation of percentage of beneficial ownership includes the assumed exercise of options to purchase Common Stock by only the respective named Stockholder that are vested or that will vest within 60 days of March 31, 2013 and any restricted stock units owned by such person that will vest within 60 days of March 31, 2013.

(2)
Includes: (i) 439,884 shares of Common Stock issuable pursuant to options currently exercisable as of March 31, 2013, (ii) 34,000 shares of Common Stock held by Mr. Brown’s wife and (iii) 310,304 shares of Common Stock held by Mr. Brown’s wife as guardian for their children.

(3)	Includes 242,754 shares of Common Stock issuable pursuant to options currently exercisable as of March 31, 2013.

(4)	Includes 206,174 shares of Common Stock issuable pursuant to options currently exercisable as of March 31, 2013.

(5)	Includes 50,636 shares of Common Stock issuable pursuant to options currently exercisable as of March 31, 2013.

(6)	Includes 10,000 shares of Common Stock issuable pursuant to options currently exercisable as of March 31, 2013.

(7)	Includes 20,000 shares of Common Stock issuable pursuant to options currently exercisable as of March 31, 2013.

(8)	Includes: (i) 10,000 shares of Common Stock issuable pursuant to options currently exercisable as of March 31, 2013 and (ii) 2,000 shares held in Ms. Strandjord’s individual retirement account.

(9)	Includes 25,882 shares of Common Stock issuable pursuant to options currently exercisable as of March 31, 2013.

(10)	Includes 1,101,304 shares of Common Stock issuable pursuant to options currently exercisable and restricted stock units that will vest within 60 days of March 31, 2013.

(11)	This information was supplied on Schedule 13G filed with the SEC on February 14, 2013. Janus Capital Management LLC has sole voting and dispositive power over 4,588,072 shares.

(12)
This information was supplied on Schedule 13G filed with the SEC on February 7, 2013. These shares are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company, an investment subsidiary of Waddell & Reed Financial, Inc. or Waddell & Reed Investment Management Company, an investment advisory subsidiary of Waddell & Reed, Inc. Ivy Investment Management Company has sole voting and dispositive power with respect to 1,658,439 shares. Waddell & Reed Investment Management Company, Waddell & Reed, Inc. and Waddell & Reed Financial Services, Inc. may each be deemed to have sole voting and dispositive power with respect to 2,896,553 shares. Waddell & Reed Financial, Inc. may be deemed to have sole voting and dispositive power with respect to 4,554,992 shares.

(13)
This information was supplied on Schedule 13G filed with the SEC on February 15, 2013. RS Investment Management Co. LLC has shared voting power over 3,557,155 shares and shared dispositive power over 3,610,926 shares with its affiliates, The Guardian Life Insurance Company of America and Guardian Investor Services LLC.

(14)	This information was supplied on Schedule 13G filed with the SEC on February 8, 2013. BlackRock, Inc. has sole voting and dispositive power over 2,865,930 shares.

(15)	This information was supplied on Schedule 13G/A filed with the SEC on January 8, 2013. St. Denis J. Villere & Co. has sole voting and dispositive power over 2,617,202 shares.

(16)	This information was supplied on Schedule 13G filed with the SEC on February 14, 2013. FMR LLC has sole dispositive power over 2,594,143 shares and sole voting power over 103,242 shares.

(17)	This information was supplied on Schedule 13G filed with the SEC on February 12, 2013. The Vanguard Group has sole voting power over 81,381 shares and sole dispositive power over 2,484,015 shares.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Directors are as follows:

Name	Age	Position	Term Expires
Michael J. Brown*	56	Chairman, Chief Executive Officer and Class I Director	2013
Andrew B. Schmitt*(1)(2)(3)	64	Class I Director	2013
M. Jeannine Strandjord*(1)(2)(3)(4)	67	Class I Director	2013
Dr. Andrzej Olechowski(2)(3)	66	Class II Director	2014
Eriberto R. Scocimara(1)(2)(3)	77	Class II Director	2014
Paul S. Althasen	48	Class III Director	2015
Lu M. Cordova(1)(2)(3)	58	Class III Director	2015
Thomas A. McDonnell(1)(2)(3)	67	Class III Director	2015

*	Nominated for election at this Annual Meeting.
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating & Corporate Governance Committee.
(4)	Lead Independent Director.
Classified Board
We currently have eight Directors divided among three classes as follows:
Class I — Michael J. Brown, Andrew B. Schmitt and M. Jeannine Strandjord;
Class II — Dr. Andrzej Olechowski and Eriberto R. Scocimara; and
Class III — Paul S. Althasen, Lu M. Cordova and Thomas A. McDonnell.
The Board has determined that all of the Directors, other than Messrs. Brown and Althasen, are independent Directors as defined in the listing standards for The Nasdaq Stock Market LLC.
Three Class I Directors are to be elected at the Annual Meeting for three-year terms ending at the Annual Meeting of Stockholders in 2016. The Board has nominated Michael J. Brown, Andrew B. Schmitt and M. Jeannine Strandjord for election as Class I Directors. Unless otherwise instructed, each valid proxy will be voted for Ms. Strandjord and Messrs. Brown and Schmitt. Each of the three Class I nominees has consented to serve as a Director of Euronet. If a nominee is unable or subsequently declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any alternative nominee who shall be designated by the present Board to fill the vacancy. We are not aware of any reason why Ms. Strandjord and Messrs. Brown and Schmitt will be unable or will decline to serve as a Director.
Nominees for Election at the Annual Meeting
The following is a brief description of the business experience of each nominee for Director and a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the nominee should continue to serve as a Director for the Company, in light of the Company’s business and structure.
MICHAEL J. BROWN is one of the founders of Euronet and has served as our Chairman of the Board and Chief Executive Officer since 1996 and served as our President from December 11, 2006 to June 11, 2007. He also founded our predecessor in 1994 with Daniel R. Henry, our former President and Chief Operating Officer. Mr. Brown has been a Director of Euronet since our incorporation in December 1996 and previously served on the boards of Euronet’s predecessor companies. In 1979, Mr. Brown founded Innovative Software, Inc., a computer software company that was merged in 1988 with Informix. Mr. Brown served as President and Chief Operating Officer of Informix from February 1988 to January 1989. He served as President of the Workstation Products Division of Informix from January 1989 until April 1990. In 1993, Mr. Brown was a founding investor of Visual Tools, Inc. Visual Tools, Inc. was acquired by Sybase Software in 1996. Mr. Brown was formerly a director of Blue Valley Ban Corp. and Nexxus Lighting, Inc. Mr. Brown received a B.S. in electrical engineering from the

University of Missouri — Columbia in 1979 and a M.S. in molecular and cellular biology at the University of Missouri-Kansas City in 1997.
In selecting Mr. Brown as a nominee for Director, the Board considered his deep commitment to the success of the Company (demonstrated in particular by his long-term stock holdings), his extensive experience as the founder of the Company and the initiator of each of the business lines of the Company, and the strategic, business and financial skills and knowledge he brings to his position as Director. Through his management of the Company since its inception, Mr. Brown has acquired a unique knowledge of the financial transaction processing industry in the markets in which the Company operates.
ANDREW B. SCHMITT has served on our Board since September 24, 2003. Mr. Schmitt served as President and Chief Executive Officer of Layne Christensen Company from October 1993 until his retirement on January 31, 2012. For approximately two years prior to joining Layne Christensen Company, Mr. Schmitt was a partner in two privately owned hydrostatic pump and motor manufacturing companies and an oil and gas service company. He served as President of the Tri-State Oil Tools Division of Baker Hughes Incorporated from February 1988 to October 1991. Currently, Mr. Schmitt serves on the board of directors of FreightCar America, Inc., where he chairs the Compensation Committee and is a member of the Nominating and Corporate Governance Committee. Mr. Schmitt served as a director of Layne Christensen Company until his retirement in 2012. Mr. Schmitt holds a bachelor of science degree from the University of Alabama School of Commerce and Business.
In selecting Mr. Schmitt as a nominee for Director, the Board considered his extensive financial, business and management experience and skills, including in particular, valuable knowledge and experience acquired from managing an international business that, like the Company, operated in many developing markets during his tenure.
M. JEANNINE STRANDJORD, CPA, has over 40 years of financial management experience and was employed in three different and diverse industries after starting in public accounting on the audit staff of Ernst and Whinney in 1968. For 20 years, beginning in 1985, she held several senior financial and related senior management roles at Sprint Corporation. She managed the successful transformation and restructuring of Sprint as Chief Integration Officer from 2003 until 2005 when she retired. She was Senior Vice President and Chief Financial Officer of Global Solutions, a $9 billion division, from 1998 until 2003 and was Controller and then Treasurer for Sprint Corporation from 1986 to 1998. Ms. Strandjord is currently a director of the following public companies: American Century Mutual Funds (for six registered investment companies) since 1994, where she chairs the Compliance and Shareholder Relations Committee and is a member of the Executive Committee and Performance Committee; and DST Systems, Inc. since 1996, where she chairs the Audit Committee and sits on the Compensation Committee and Governance and Nominating Committee. She joined the Board of the Kauffman Foundation in January 2012 and chairs the Audit Committee. She was a trustee for Rockhurst University for nine years and is currently on the Heartland Board of the National Association for Corporate Directors which she chaired for two years and now co-chairs. She is also on the Board and Audit Committee of the Greater Kansas City Community Foundation and the Board of the KU Medical Center Research Institute. Ms. Strandjord has been a director of the Company since 2001 and is currently the Chairman of the Audit Committee and sits on the Compensation Committee and Nominating & Corporate Governance Committee and was named Lead Independent Director in 2010.
In selecting Ms. Strandjord as a nominee for Director, the Board considered her valuable experience on the boards of various other public companies, as well as an extensive background in finance, corporate governance, restructuring, talent management, and compensation and benefits.
Other Directors
The following is a brief description of the business experience of each of our other Directors whose terms of office will extend beyond 2013, and a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the other Directors are qualified for service as a Director of the Company, in light of the Company’s business and structure. Except for Ms. Cordova, all of these Directors have served on our Board for at least five years.
DR. ANDRZEJ OLECHOWSKI has served on our Board since May 2002. He previously served as a Director of Euronet from its incorporation in December 1996 until May 2000. From 2005 to 2009, Dr. Olechowski was the President of Conseil DG, a Polish consulting company. From 1995 until 2008, Dr. Olechowski served as a Senior Advisor for Central Europe Trust, Poland, a consulting firm. He has held several senior positions with the Polish government: from 1993 to 1995, he was Minister of Foreign Affairs and in 1992 he was Minister of Finance. From 1992 to 1993, and again in 1995, he served as economic advisor to President Lech Walesa. From 1991 to 1992, he was Secretary of State in the Ministry of Foreign Economic Relations and from 1989 to 1991 he was Deputy Governor of the National Bank of Poland. From May 1998 to June 2000, Dr. Olechowski served as the Chairman of Bank Handlowy w Warszawie S.A. (Poland). Until April 2009, Dr. Olechowski sat on the Supervisory Board of Vivendi (France) and currently sits on the Supervisory Boards of Bank Handlowy w Warszawie

S.A. (Poland) and the boards of various charitable and educational foundations. He received a Ph.D. in Economics in 1979 from the Central School of Planning and Statistics in Warsaw.
The Board considers as particularly valuable Dr. Olechowski’s considerable stature in Polish government and business, his extensive business connections in and knowledge of the banking industry in Poland and Central Europe (which have historically been among the Company’s most important markets in the electronic funds transfer division), as well as his experience as a consultant and member of other boards with respect to the strategic and market factors affecting the Company’s business.
ERIBERTO R. SCOCIMARA has been a Director of Euronet since its incorporation in December 1996 and previously served on the boards of Euronet’s predecessor companies. From April 1994 through its liquidation in 2011, Mr. Scocimara served as President and Chief Executive Officer of the Hungarian-American Enterprise Fund (“HAEF”), a private company that was funded by the U.S. government and invested in Hungary. Since 1984, Mr. Scocimara has also been the President of Scocimara & Company, Inc., an investment management company. Mr. Scocimara is currently a director of American Reprographics Company (ARP) and several privately owned companies. He is the chairman of the audit committee of ARP. He has a Licence de Science Economique from the University of St. Gallen, Switzerland, and an M.B.A. from Harvard University.
The Board considers as particularly valuable Mr. Scocimara’s extensive financial and business experience acquired through his participation on other boards and committees and management of a Central European investment fund. These qualities as well as his broad range of business contacts and knowledge of Central Europe are considered particularly valuable by the Board.

PAUL S. ALTHASEN has served on our Board since May 2003. He joined Euronet in February 2003 in connection with Euronet’s acquisition of e-pay Limited, a UK company. Mr. Althasen served as Executive Vice President of Euronet until his resignation on April 2, 2012. Mr. Althasen is a co-founder and former CEO and Co-Managing Director of e-pay, and he was responsible for the strategic direction of e-pay since its formation in 1999. From 1989 to 1999, Mr. Althasen was a co-founder and Managing Director of MPC Mobile Phone Center, a franchised retailer of cellular phones in the UK. Previously, Mr. Althasen worked for Chemical Bank in London where he traded financial securities. Mr. Althasen has a B.A. (Honors) degree in business studies from the City of London Business School.
The Board considers as particularly valuable Mr. Althasen’s broad first-hand knowledge and experience in the prepaid payments industry in Western Europe and especially in the UK, which is one of the Company’s largest prepaid markets.
LU M. CORDOVA has served on our Board since June 2011. Ms. Cordova is the Chief Executive Officer of Corlund Industries, L.L.C. and the Managing Member of the Mexican-based Almacen Storage Group. Formerly, she spent ten years with the Federal Reserve Bank of Kansas City where she served as Deputy Chairman, Chairman of the Board of Directors and served on the Bank's Economic Advisory Council. Ms. Cordova has held senior executive positions with Excite@Home and McGraw-Hill Standard & Poors, served on the Board of Directors for the National Association of Business Economists (NABE) and served for three terms on the Business Research Advisory Council of the U.S. Bureau of Labor Statistics. She is currently a director of Kansas City Southern, where she is a member of the audit, compensation and nominating and corporate governance committees. Ms. Cordova received bachelors degrees in political science and economics from the University of California, Berkeley, where she advanced to the Ph.D. program in economics.
The Board values Ms. Cordova's extensive knowledge of economics, finance and the banking industry. The Board also considered as particularly valuable Ms. Cordova’s experience leading companies from start-up phases through maturity, which is a unique complement to the membership profile of the Board.
THOMAS A. MCDONNELL has been a Director of Euronet since its incorporation in December 1996 and he previously served on the boards of Euronet’s predecessor companies. From October 1984 until September 12, 2012, he served as Chief Executive Officer of DST Systems, Inc., a former stockholder of Euronet. From September 12, 2012 through December 31, 2012, he served as non-executive Chairman of DST Systems, Inc. From 1973 to September 1995, he served as Treasurer of DST Systems, Inc. Mr. McDonnell is currently a director of Kansas City Southern, where he is a member of the audit committee. Mr. McDonnell has a B.S. in Accounting from Rockhurst College and an M.B.A. from the Wharton School of Finance.
The Board considers valuable Mr. McDonnell's many years of experience in management of a public company in the transaction processing industry and participation on other company boards, whereby Mr. McDonnell has acquired extensive financial, accounting and management experience and substantive business knowledge. These qualities, as well as the knowledge of the Company’s business gained from his participation on the Board since the Company’s inception, are considered particularly valuable by the Board.

Required Vote and Board Recommendation
Election of the Company’s three nominees for Director requires each Director nominee to receive the affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting regarding the election of such Director nominee.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MICHAEL J. BROWN, ANDREW B. SCHMITT AND M. JEANNINE STRANDJORD AS CLASS I DIRECTORS OF EURONET.

PROPOSAL 2
APPROVAL OF AMENDMENTS TO THE 2006 STOCK INCENTIVE PLAN AND REAPPROVAL OF THE PERFORMANCE GOALS
We believe that equity compensation aligns the interests of management and employees with the interests of other Stockholders. Our Board has adopted, subject to the approval of our Stockholders, amendments to the 2006 Stock Incentive Plan, as amended and restated (the “Plan”), which is summarized below. A copy of the Plan, as proposed to be further amended, is attached as Appendix A to the proxy statement filed with the SEC. The following description of the material features of the Plan is qualified in its entirety by reference to the provisions of the Plan.
Summary of the Proposed Amendments and Request for Reapproval
We are asking the Stockholders to approve the following amendments to the Plan and reapprove the performance goals:
• Increase in Number of Shares Available for Issuance. We are proposing to increase the number of shares of Common Stock that are available for issuance under the Plan from 8,000,000 to 11,400,000. We believe that increasing the number of shares available for issuance under the Plan is necessary to ensure that a sufficient reserve of shares is available for future awards under the Plan. As of March 31, 2013, 2,130,221 shares remained available for issuance in connection with new awards under the Plan and 5,080,973 shares were subject to awards outstanding under the Plan.
• Amendment to the Term of the Plan. We are proposing to amend the 10 year term of the Plan to provide that the 10 year term applies solely to incentive stock options. If the Stockholders approve this amendment, awards, other than incentive stock options ("ISOs"), may be issued after the tenth anniversary of the amended and restated Plan.
• Amendment to Substitute Award Provisions. We are proposing to amend the Plan to clarify that substitute awards granted under the Plan in connection with mergers or similar corporate events or transactions to service providers of the merged or acquired entity in replacement of awards issued by the merged or acquired entity are not subject to the Plan's share limitations.
• Reapproval of Performance Goals. We are submitting to Stockholders for reapproval the list of performance goals set-forth in the description of the Plan below. If the Stockholders reapprove the performance goals, the list will remain the list of Stockholder-approved performance goals in accordance with the requirements of Section 162(m) of the Internal Revenue Code, as amended (the “Code”) until the first meeting of Stockholders in 2018.
Description of the Plan
General
The Plan provides for grants of non-qualified stock options and ISOs. The Plan also provides for grants of restricted shares, restricted stock units, bonus shares, stock appreciation rights, performance awards, performance units and performance shares. The objectives of the Plan are to (i) strengthen key employees' commitment to our success, (ii) retain existing key employees, (iii) stimulate key employees' efforts on our behalf, and (iv) help us attract new employees with the education, skills and experience we need.
Prohibitions of Repricing
The Plan prohibits, under certain circumstances, the “repricing” of stock options and stock appreciation rights outstanding unless prior Stockholder approval is obtained. Without Stockholder approval, the terms of such awards may not be amended to effectively reduce the exercise price of such awards or to cancel such awards in exchange for other stock options or stock appreciation rights with an exercise price that is less than the exercise price of such awards. The prohibition does not apply to equitable adjustments of awards in connection with stock splits and similar transactions.
Eligibility and Limits on Awards
Any director, officer or employee or independent contractor of Euronet or any majority owned subsidiary is eligible to receive awards under the Plan. As of December 31, 2012, there were seven non-employee directors, six executive officers and approximately 3,900 employees other than executive officers who are potentially eligible to receive awards. No determination has been made as to which of our officers, employees and directors will receive grants under the Plan, as amended, and therefore the benefits to be allocated to any individual or to any group of employees or directors are not presently determinable.

The Plan places limits on the maximum amount of awards that may be granted to any employee in any one year period. Under the Plan, no employee may receive awards that cover in the aggregate more than 500,000 shares in any one-year period. This limitation includes awards of bonus shares that are paid in that same year on account of the satisfaction of one or more performance goals under our Executive Annual Incentive Plan.
Administration
The Plan may be administered by our Board or one or more committees of our Board (collectively, the “Plan Committee”). The Plan is currently administered by the Compensation Committee. The Plan Committee selects the eligible participants to whom awards will be granted and sets the terms of such awards, including any performance goals applicable to annual and long-term incentive awards. The Plan Committee may delegate its authority under the Plan to officers of the Company, subject to guidelines prescribed by the Plan Committee, but only with respect to grants made to employees who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Code.
Shares Reserved for Awards
If the proposed amendment is approved, the Plan will provide for up to 11,400,000 shares of Common Stock to be used for awards. The shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the Plan is exercised, cashed out, terminates, expires or is forfeited without payment being made in the form of shares of Common Stock, the shares subject to such award that were not so paid will again be available for distribution under the Plan. In addition, except with respect to certain share limitations applicable to incentive stock options, any shares of Common Stock that are used for full or partial payment of the purchase price of shares of Common Stock with respect to a stock option exercise and any shares of Common Stock withheld by us for the purpose of satisfying any tax withholding obligation shall automatically become available under the Plan and not counted against the authorized limit. Unless otherwise determined by the Plan Committee, stock options may be exercised by payment in cash or tendering shares of Common Stock to us in full or partial payment of the exercise price, or by net exercise.
The number of shares of Common Stock authorized for awards is subject to adjustment for changes in capitalization, reorganizations, mergers, stock splits, and other corporate transactions as our Board or the Plan Committee determines to require an equitable adjustment. Additionally, shares underlying substitute awards issued in connection with a merger or similar corporate transaction consummated with a third-party are not subject to the Plan's share limitations. The Plan will remain in effect until all the shares available have been used to pay awards, subject to the right of our Board to amend or terminate the Plan at any time. If the proposed amendment is approved, no ISOs may be issued pursuant to the Plan after February 20, 2023, unless the Plan is reapproved by Stockholders before that date.
General Terms of Awards
The Plan Committee selects the service providers (officers, employees, non-employee directors and independent contractors) who receive awards and sets the term of each award. The Plan Committee has the power to determine the terms of the awards granted, including the number of shares subject to each award, the form of consideration payable upon exercise, the period in which the award may be exercised after termination of employment, and all other matters.
The Plan Committee will also set the vesting conditions of the award, except that vesting will be accelerated if there is a change of control of Euronet and a participant's employment is terminated other than for cause or “Good Reason” as defined in the Plan within one year following such change of control.
Awards granted under the Plan are not generally transferable by the holder except in the event of the employee's death or unless otherwise required by law or provided in an award agreement. An award agreement may provide for the transfer of an award in limited circumstances to certain members of the grantee's family or a trust or trusts established for the benefit of such a family member. Any such transfer, if permitted under the award agreement, cannot be for consideration, other than nominal consideration. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Plan Committee.
Performance Awards
Performance unit and performance share awards may be granted under the Plan. Such awards will be earned only if corporate, business unit or individual performance objectives over performance cycles, established by or under the direction of the Plan Committee, are met. Similarly, the exercise, vesting or payment, as the case may be, of stock options, stock appreciation rights, restricted stock and restricted stock units may be made subject to the achievement of performance goals, such awards are referred to in the Plan as “Performance Awards.” The performance objectives may vary from participant to participant, group to group and period to period and may be based on internal or external requirements. Awards that are intended to constitute "qualified performance-based compensation" (see discussion below under the heading Federal Income Tax Consequences) will be based on satisfaction of certain performance objectives set forth and described in the Plan. Awards may be paid in the form of cash, shares of Common Stock or any combination thereof, as determined by the Plan Committee.
If a Performance Award is granted by the Plan Committee under the Plan, then the lapsing of restrictions thereon and the distribution of cash, shares or other property pursuant thereto, as applicable, will be subject to the achievement of one or more objective performance goals established by the Plan Committee, which are to be based on the attainment of one or any combination of the following:

•	Earnings (either in the aggregate or on a per share basis), including cash earnings per share;

•	Operating Profit (either in the aggregate or on a per share basis);

•	Operating income (either in the aggregate or on a per share basis);

•	Net income or loss (either in the aggregate or on a per share basis);

•	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per share basis);

•	Cash flow provided by operations (either in the aggregate or on a per share basis);

•	Free cash flow (either in the aggregate on a per share basis);

•	Reductions in expense levels, determined either on a Corporation-wide basis or in respect of any one or more business units;

•	Operating and maintenance cost management and employee productivity;

•	Stockholder returns (including return on assets, investments, equity, or gross sales);

•	Return measures (including return on assets, equity, or sales);

•	Where applicable, growth or rate of growth of any of the above listed business criteria;

•
Share price (including attainment of a specified per share price during the incentive period; growth measures and total Stockholder return or attainment by the shares of a specified price for a specified period of time);

•	Accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions;

•
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; and/or

•	Achievement of business or operational goals such as market share and/or business development.

The applicable incentive goals may be applied on a pre- or post-tax basis and the Plan Committee may, when the applicable incentive goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. As established by the Plan Committee, the incentive goals may include, without limitation, GAAP and non-GAAP financial measures. In addition to the foregoing performance goals, the performance goals shall also include any performance goals that are set forth in the Company's Executive Annual Incentive Plan, which was last approved by the Company's Stockholders on May 18, 2011, which are incorporated into the Plan by reference.
Under Section 162(m), performance goals must be approved by the Stockholders every five years in order for awards based upon such goals to constitute “qualified performance-based compensation.” The end of the five-year period under Section 162(m) of the Code for the Stockholder-approved performance goals currently set forth in the Plan is the first meeting of Stockholders in 2014. If the Stockholders reapprove the foregoing performance goals in accordance with the requirements of Section 162(m) in connection with this proposal, the end of the five-year period under Section 162(m) of the Code will extend through the first meeting of Stockholders in 2018.
Restricted Stock
Restricted shares of Common Stock may also be awarded under the Plan. The restricted shares will vest and become transferable upon the satisfaction of conditions set forth in the respective restricted share award agreement. Restricted share awards may be forfeited if, for example, the recipient's employment terminates before the award vests.
Restricted Stock Units
Restricted stock units (“RSUs”) relating to shares of Common Stock may also be awarded under the Plan. An RSU entitles the holder to receive one share of Common Stock for each RSU that vests. The RSUs will vest and become payable in accordance with the terms of the respective RSU award agreement.

Stock Options
The Plan permits the granting of ISOs to eligible employees, which qualify for special tax treatment, and non-qualified stock options. The exercise price for any ISO will not be less than the fair market value of a share of Common Stock on the date of grant. No stock option may be exercised more than ten years after the date of grant.
Stock Appreciation Rights
Stock Appreciation Rights ("SARs") may be granted either singly (freestanding SARs) or in combination with underlying stock options (tandem SARs). SARs entitle the holder upon exercise to receive an amount equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The payment upon a SAR exercise may be either in cash, in whole shares of equivalent value or both.
Change of Control Provisions
The Plan provides that, if within the one-year period commencing on a Change of Control (as defined in the Plan), a participant's employment or other relationship with Euronet is terminated and such termination was by Euronet without cause or by the participant with “Good Reason,” then, subject to certain limitations on payment as set forth in the Plan for “specified employees”, all stock options and SARs will become fully vested and immediately exercisable, the restrictions applicable to restricted stock outstanding and other stock-based awards will lapse and Performance Awards outstanding will be vested and paid out on a prorated basis, based on the maximum award opportunity of such awards and the number of months elapsed compared with the total number of months in the performance cycle. The Committee may also make certain adjustments and substitutions in connection with a Change of Control or similar transactions or events as described under "Shares Reserved for Awards."
Federal Income Tax Consequences
Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof:
Non-Qualified Stock Options. An employee receiving a non-qualified option does not recognize taxable income on the date of grant of the non-qualified option. In general, the employee must recognize ordinary income at the time of exercise of the non-qualified option in the amount of the difference between the fair market value of the shares of Common Stock on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by an employee will be deductible by us in the year that the employee recognizes the income if we comply with the applicable withholding requirements.
Shares of Common Stock acquired upon the exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares of Common Stock generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of shares of Common Stock, the employee will recognize long-term capital gain or loss or short-term capital gain or loss depending upon the amount of time that the employee has held the shares of Common Stock.
If an employee pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the employee will recognize ordinary income in the amount by which the fair market value of the shares of Common Stock received exceeds the exercise price. The employee will not recognize gain or loss upon delivering the previously acquired shares of Common Stock to us. Shares of Common Stock received by an employee, equal in number to the previously acquired common shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of Common Stock. Shares of Common Stock received by an employee in excess of the number of such previously acquired shares of Common Stock will have a basis equal to the fair market value of the additional shares of Common Stock as of the date ordinary income is recognized. The holding period for the additional shares of Common Stock will commence as of the date of exercise or such other relevant date.
Incentive Stock Options. ISOs are defined by Section 422 of the Code. An employee who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of an ISO, the difference between the fair market value of the shares of Common Stock received and the option price is, however, a tax preference item potentially subject to the alternative minimum tax.

Upon disposition of shares of Common Stock acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the employee disposes of the shares of Common Stock within two years of the date of grant or within one year of the date of the transfer of the shares of Common Stock to the employee (a “Disqualifying Disposition”), then the employee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or (b) the difference between the fair market value of the shares of Common Stock received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the shares of Common Stock have been held. We are not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition. For alternative minimum taxable income purposes, on the later sale or other disposition of the shares of Common Stock, generally only the difference between the fair market value of the shares of Common Stock on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.
If an employee pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the exchange should not affect the ISO tax treatment of the exercise. Upon the exchange, and except as otherwise described herein, no gain or loss is recognized by the employee upon delivering previously acquired shares of Common Stock to us as payment of the exercise price. The shares of Common Stock received by the employee, equal in number to the previously acquired shares of Common Stock exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of Common Stock. The employee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Shares of Common Stock received by the employee in excess of the number of previously acquired shares of Common Stock will have a basis of zero and a holding period which commences as of the date the shares of Common Stock are transferred to the employee upon exercise of the ISO. If the exercise of any ISO is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares of Common Stock will be considered a disposition of the shares of Common Stock for the purpose of determining whether a Disqualifying Disposition has occurred.
Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares of Common Stock are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the employee will recognize ordinary income equal to the then fair market value of the shares. The employee may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, we will be entitled to deduct the fair market value of the shares transferred to the employee as a business expense in the year the employee includes the compensation in income.
Stock Appreciation Rights. To the extent that the requirements of the Code are met, there are no immediate tax consequences to an employee when a SAR is granted. When an employee exercises the right to the appreciation in fair market value of shares represented by a SAR, payments made in shares of Common Stock are normally includable in the employee's gross income for regular income tax purposes. We will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the shares of Common Stock payable on the date of exercise.
Other Stock-Based Performance Awards. Any cash payments or the fair market value of any shares of Common Stock or other property an employee receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includable in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.
Deductibility of Awards. Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by us or a majority owned subsidiary paid to certain executives. The limit, however, does not apply to "qualified performance-based compensation." We believe that awards of stock options, SARs and certain other "performance-based compensation" awards under the Plan qualify for the performance-based compensation exception to the deductibility limit.
Other Tax Consequences
State tax consequences may in some cases differ from those described above. Awards under the Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information
The Plan became effective on May 18, 2006, and will remain in effect, subject to the right of our Board to terminate the Plan (subject to certain limitations set forth in the Plan), until all shares subject to it have been purchased or acquired according to the Plan's provisions. Any awards granted before the Plan is terminated may extend beyond the expiration date. No ISOs will be issued under the 2006 Stock Incentive Plan after February 20, 2023 unless the Plan is reapproved by Stockholders before that date. The closing price of our Common Stock on March 31, 2013, as reported by Nasdaq, was $26.34 per share.
Our Board may amend the Plan at any time. However, no amendment may be made without Stockholder approval if the approval is required under applicable law, regulation, or stock exchange rule, or, if the amendment would decrease the grant or exercise price of any stock option, SAR or other stock-based award to less than fair market value on the date of grant (except as discussed above under "Shares Reserved for Awards"). No amendment may be made without the written consent of the grantee of an award if the amendment adversely affects in any material way any award previously granted under the Plan.
The following persons and groups have received grants of stock options to purchase the following number of shares under the Plan since its inception through March 31, 2013: (a) the Named Executive Officers, Michael J. Brown - options to purchase 822,180 shares, Rick L. Weller - options to purchase 446,549 shares, Kevin J. Caponecchi - options to purchase 522,359 shares, Juan C. Bianchi - options to purchase 191,887 shares, and Nikos Fountas - options to purchase 93,637 shares, (b) all current executive officers as a group (6 persons) - options to purchase 2,281,537 shares, (c) all current directors who are not executive officers as a group (7 persons) - no options to purchase shares were awarded, and (d) all employees, including all current officers who are not executive officers, as a group - options to purchase 2,818,053 shares. The amounts shown include shares subject to options that may have been forfeited in whole or in part.
The following persons and groups have received awards of restricted stock and restricted stock units for the following number of shares under the Plan since its inception through March 31, 2013: (a) the Named Executive Officers, Michael J. Brown - 294,543 shares, Rick L. Weller - 137,881 shares, Kevin J. Caponecchi - 137,246 shares, Juan C. Bianchi - 232,395 shares and Nikos Fountas - 106,030 shares, (b) all current executive officers as a group (6 persons) - 977,892 shares, (c) all current directors who are not executive officers as a group (7 persons) - 184,699 shares, (d) the nominees for director, Michael J. Brown - 294,543, M. Jeannine Strandjord - 27,546 shares and Andrew B. Schmitt - 27,546 shares, and (e) all employees, including all current officers who are not executive officers, as a group - 1,821,859 shares. The amounts shown include shares subject to awards that may have been forfeited in whole or in part.
Equity Compensation Plan Information

The number of shares of Common Stock reserved for issuance under the Plan will be 11,400,000 shares, plus any shares underlying awards that expire, are canceled or are terminated under our prior 2002 Stock Incentive Plan.
The following table provides the number of shares outstanding and the number of shares available for future grant under the Plan as of March 31, 2013:

Number of Stock Options Outstanding	4,032,507
Weighted Average Exercise Price	$16.11
Weighted Average Remaining Term (in years)	7.0
Number of Shares Under Full-Value Awards Outstanding
Unvested	1,048,466
Number of Shares Remaining for Future Grants	2,130,221

Required Votes and Board Recommendations
Approval of the amendments to the Plan and reapproval of the performance goals require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on such matter.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENTS TO THE 2006 STOCK INCENTIVE PLAN AND TO REAPPROVE THE PERFORMANCE GOALS.

PROPOSAL 3

RATIFICATION OF A RIGHTS AGREEMENT

At the Annual Meeting, the Company's Stockholders will be asked to ratify a Rights Agreement (the “Rights Agreement”) entered into between the Company and Computershare Trust Company, N.A. (the “Rights Agent”) on March 26, 2013. The Rights Agreement replaces the Rights Agreement entered into between the Company and EquiServe Trust Company, N.A., dated as of March 21, 2003 and the First Amendment thereto dated as of November 28, 2003.

The Board has an affirmative fiduciary duty under Delaware law to protect Stockholders from takeover offers that are unfairly or inadequately priced or coercively structured. A stockholder rights plan is widely acknowledged to be the most effective takeover defense and ultimately the only such defense that is reasonably capable of enabling the Board to fulfill this fiduciary duty. While the Delaware courts will not permit a stockholder rights plan to be used in breach of the Board's fiduciary duties, the Board is mindful of the perception by some institutional investors and proxy advisory firms that such plans can be used to entrench management. However, the Board's intention is to use this Rights Agreement only in accordance with its fiduciary duties and to achieve the benefits described below. The Board therefore remains committed to not using the Rights Agreement to entrench management and will continue to consider all credible acquisition proposals in a manner consistent with its fiduciary duties. The Board also recognizes that circumstances creating the need for the Rights Agreement may change over time. The Rights Agreement therefore includes a so-called “TIDE” provision which is more favorable to Stockholders than such provisions in most rights plans in that it calls for at least an annual, as opposed to a triennial, review by a committee of independent directors for the purposes of recommending to the Board whether the Rights Agreement should be modified or eliminated.

The Board is also voluntarily seeking Stockholder approval of the Rights Agreement even though Delaware law and the Company's organizational documents do not require such approval to implement or maintain the Rights Agreement. This approval is being sought to demonstrate the Board's commitment to good corporate governance and to comply with the voting guidelines of ISS, a leading proxy advisory firm for institutional investors. In addition, the terms of the Rights Agreement have been designed to implement those voting guidelines and thereby elicit a favorable voting recommendation from ISS. These terms include: (i) a 20% ownership threshold which must be surpassed before the exercisability of the rights is triggered, (ii) a three-year term, (iii) no so-called “dead-hand,” “slow-hand” or “no-hand” or similar features that would limit the right of a future Board to redeem the Rights (as defined below), and (iv) the right of Stockholders owning at least 10% of the outstanding shares to request that a special Stockholders meeting be held for the purpose of voting upon a resolution to redeem the Rights, which request may be made no earlier than 90 business days after commencement of a Qualified Offer (as described below) that has not been approved by the Board.

In order to fulfill its fiduciary duties, the Board is reserving the right to maintain the Rights Agreement or adopt a new rights plan if the Board determines, in good faith, that its fiduciary duties require such action, regardless of the outcome of the Stockholder vote.

Reasons for the Rights Agreement

The Company adopted the Rights Agreement on March 26, 2013. Neither the adoption, nor any renewal or amendment, were connected with an acquisition proposal, hostile or otherwise.

Stockholder rights plans are used to protect Stockholders in the event of a hostile or unsolicited attempt to acquire control of a company, including: a partial or two-tier tender offer that fails to treat all Stockholders equally; a “creeping acquisition” by the purchase of stock on the open market; inadequately or unfairly priced tender offers; and other acquisition tactics that the Board believes are unfair, coercive or otherwise not in the best interests of Stockholders. Stockholder rights plans help to prevent an acquiror from taking advantage of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in a company's share price-allowing a hostile acquiror to take control at a price that does not reflect a company's intrinsic value or long term prospects. The number of hostile or unsolicited takeover offers rise as valuations of public companies fall as opportunistic bidders attempt to take advantage of depressed prices.

The Board approved the Company's entry into the Rights Agreement, in significant part, because the concentration of ownership of the Company's outstanding common stock makes it vulnerable to a hostile or unsolicited takeover that could be coercively structured and either unfairly or inadequately priced. In determining whether to adopt the Rights Agreement, the Board also took into account numerous economic studies which have shown that rights plans do not prevent takeovers, but do result in higher takeover premiums being paid. The Board believes that it can best fulfill its fiduciary duties to the Company and to its Stockholders with the additional time, flexibility and negotiating leverage provided by the Rights Agreement. These benefits encourage potential acquirors to negotiate with the Board and strengthen the Board's bargaining position for the benefit of all Stockholders. The additional time afforded by the Rights Agreement gives the Board the opportunity to identify and pursue the best strategic alternative then reasonably available to the Company, including whether to remain independent and implement the Company's strategic plan. If the Board decides to pursue a sale of the Company, the Rights Agreement would increase the Board's ability to run an effective sale process and negotiate with potential buyers in an orderly and value-maximizing manner. The Rights Agreement also helps to ensure equal treatment so that all Stockholders will have the opportunity to receive a control premium and can avoid the risk of being relegated to a minority position.

The Board's ability to implement a rights plan to achieve the foregoing benefits after an actual takeover threat emerges (a so-called “off-the-shelf strategy”) is doubtful due to the Company's concentrated stock ownership and the inability of the filing requirements under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the Hart-Scott-Rodino Antitrust Improvement Act (“HSR”) to provide sufficient advance warning of an impending transfer of control of the Company. In the former regard, a hostile acquiror is permitted to acquire additional shares during the ten day period between the date it first acquires beneficial ownership of more than five percent of the outstanding shares and the due date for filing a Schedule 13D to report such ownership and its control intentions. In the latter regard, an HSR notice is only required before consummating the acquisition of stock with a value of more than the HSR reporting threshold (which is adjusted annually and is currently $70.9 million). However, an HSR notice is not triggered by an option or conditional right to purchase, so that control could be locked up, subject to HSR clearance of the closing of the stock transfer, before the Company becomes aware of it.

Summary of the Rights Agreement

On March 25, 2013, the Board declared a dividend, effective immediately following the expiration of the Company's 2003 Rights Agreement, of one preferred share purchase right (a “Right”) for each share of common stock, $.02 par value (the “Common Shares”), of the Company outstanding at the close of business on April 3, 2013 (the “Record Date”). As long as the Rights are attached to the Common Shares, the Company will issue one Right (subject to adjustment) with each new Common Share so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (the “Preferred Shares”) at a price of $125 per one one-hundredth of a Preferred Share, subject to adjustment (the “Purchase Price”).

Until the earlier to occur of (i) 10 business days following a public announcement that (or a majority of the Board of Directors of the Company becoming aware that) a person or group of affiliated or associated persons or any person acting in concert (as defined in the Rights Agreement) with any of the foregoing (each such person or group of affiliated or associated persons or any person acting in concert with any of the foregoing referred to herein as an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the Common Shares (including, without duplication, the number of Common Shares that are deemed to be constructively owned (as defined in the Rights Agreement) through synthetic long positions (as defined in the Rights Agreement) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons or any person acting in concert with any of the foregoing becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person, (the earlier of (i) and (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates or shares held in uncertificated book-entry form outstanding as of the Record Date, by such Common Share certificate or confirmation evidencing Common Shares in book-entry form together with a Summary of the Rights, in a form attached as Exhibit C to the Rights Agreement.

The Rights Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates or confirmations evidencing shares held in uncertificated book-entry form issued after the close of business on the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Agreement by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the transfer on the Company's direct registration system of any Common Shares represented by any such book-entries or the surrender for transfer of any certificates for Common Shares, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or such book-entry. As soon as practicable following the Distribution Date, separate certificates or book-entry statements evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates or book-entry statements alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on April 3, 2016, subject to the Company's right, under certain circumstances, to extend such date (the “Final Expiration Date”), unless earlier redeemed or exchanged by the Company or terminated.

Each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per Common Share. In the event of the liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. Preferred Shares will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Share's dividend, liquidation and voting rights, the value of one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Shares (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person or any person acting in concert with any of the foregoing and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then current Purchase Price of the Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person and certain transferees thereof, which will have become void), in whole or in part, for Common Shares at an exchange rate of one Common Share per Right (subject to adjustment).

The Rights may be redeemed in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”) by the Board at any time prior to the close of business on the tenth business day following notice to a majority of the Board or the public announcement or public disclosure by the Company or an Acquiring Person that an Acquiring Person has become such. In addition, if a Qualified Offer (as described below) is made, the record holders of 10% of the outstanding shares of Common Stock may direct the Board to call a special meeting of Stockholders to consider a resolution authorizing a redemption of all Rights. If the special meeting is not held within 90 business days of being called (subject to extension under certain circumstances) or if, at the special meeting, the holders of a majority of the shares of Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Board will redeem the Rights or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer.

A Qualified Offer is an offer determined by a majority of the independent directors of the Company to be a fully-financed offer for all outstanding Common Shares at a per share offer price as to which a nationally recognized investment banking firm retained by the Board has not rendered an opinion to the Board that such price is either unfair or inadequate from a financial perspective, and meeting certain other conditions. A Qualified Offer is conditioned upon a minimum of at least two-thirds of the outstanding Common Shares not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with an irrevocable written commitment to acquire all Common Shares not tendered for the same consideration. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded company, and the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for at least 90 business days following commencement.

The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a Stockholder of the Company beyond those as an existing Stockholder, including, without limitation, the right to vote or to receive dividends.

Any of the provisions of the Rights Agreement may be amended by the Board for so long as the Rights are then redeemable. After the Rights are no longer redeemable, the Company may amend or supplement the Rights Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).

The preceding summary of the Rights Agreement is qualified in its entirety by reference to the provisions of the Rights Agreement attached as Appendix B to the proxy statement filed with the SEC.

Anti-Takeover Effects

The proposal to ratify the adoption of the Rights Agreement has an anti-takeover effect. The effect of the proposal might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which Stockholders might otherwise deem favorable. The proposal, if adopted, may be disadvantageous to Stockholders to the extent that it has the effect of delaying or discouraging a future takeover attempt that is not approved by the Board. The Rights Agreement is not being proposed for ratification in response to any attempt to acquire control of the Company, to obtain representation on the Board, or to take significant corporate action and the Company is not aware of any such plans. Our Board does not currently have any plans to implement additional measures that may have an anti-takeover effect.

Various provisions of our Certificate of Incorporation and Bylaws and of Delaware corporate law may discourage, delay or prevent a change in control or takeover attempt of the Company by a third party that is opposed by our Board, including the following: (a) authorization of “blank check” preferred stock that could be issued by our Board to make it more difficult for a third party to acquire, or to discourage a third party from acquiring, a majority of our outstanding voting stock; (b) non-cumulative voting for Directors; (c) control by our Board of the size of our Board; (d) limitations on the ability of Stockholders to call special meetings of Stockholders; (e) a supermajority vote requirement for Stockholder approval of amendments to the provisions of the Certificate of Incorporation relating to number, classes and removal of directors and provisions regarding certain limitations on the power of Stockholders; (f) advance notice requirements for nominations of candidates for election to our Board or for proposing matters that can be acted upon by our Stockholders at Stockholder meetings; (g) a classified Board of Directors; and (h) limitations on our Stockholders' ability to act by written consent.

We also are subject to Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested Stockholder for a period of three years following the date the person became an interested Stockholder unless: (a) prior to the date on which such Stockholder becomes an interested Stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested Stockholder; (b) upon consummation of the transaction that made the Stockholder an interested Stockholder, the interested Stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (c) on or after the date such person or entity becomes an interested Stockholder, the business combination is approved by the board of directors and by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested Stockholder.

Generally, a business combination includes mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of the corporation and certain transactions that would increase the interested Stockholder's proportionate share ownership in the corporation. Generally, an interested Stockholder is a person who owns 15% or more of a corporation's voting stock or is an affiliate or associate of the corporation and owned 15% or more of the corporation's voting stock within three years prior to the determination of interested Stockholder status. This statute could theoretically deter a takeover of the Company with respect to transactions not approved in advance by our Board, including takeover attempts that might result in a premium over the market price of our Common Shares. However, the Board believes that the statute does not provide meaningful protection because it is only designed to prevent the second step of a change of control transaction in which the remaining shares not acquired in the first step are purchased. As a result, it does not prevent the first step acquisition of controlling shares and will deter only those bidders who need to achieve access to the Company's assets to finance the acquisition of control by completing the second step transaction.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and voting on this proposal is required to approve this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO RATIFY THE RIGHTS AGREEMENT.

PROPOSAL 4
RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2013
We are requesting our Stockholders to ratify the selection by our Audit Committee of KPMG LLP as Euronet’s independent registered public accounting firm for 2013. KPMG LLP will audit the consolidated financial statements of Euronet and its subsidiaries for 2013, review certain reports we will file with the SEC, audit the effectiveness of our internal control over financial reporting, provide our Board and Stockholders with certain reports, and provide such other services as our Audit Committee and its Chairperson may approve from time to time.
KPMG LLP served as our independent registered public accounting firm for 2012, and performed professional services for us as described below in the “Audit Matters” section. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions. Although our Audit Committee has selected KPMG LLP, it nonetheless may, in its discretion, terminate KPMG’s engagement and retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interests of Euronet and its Stockholders.
Required Vote and Board Recommendation
Approval of the ratification of KPMG LLP as our independent registered public accounting firm for 2013 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2013.

PROPOSAL 5
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our Stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.
As described in detail below under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed (i) to align the interests of executive management and Stockholders by making individual compensation dependent upon achievement of financial goals and by providing long-term incentives through our equity-based award plans, and (ii) to provide competitive compensation that will help attract, retain and reward highly qualified executives who contribute to our long-term success. The overall compensation program is designed to reward a combination of strong individual performance, strong performance by Euronet in meeting its long-term strategic goals and stock price appreciation.
Our compensation package for executive officers consists of a balance of base salary, certain employee benefits, annual bonuses under our Executive Annual Incentive Plan, performance based equity grants and limited employee benefits. To serve the best interests of Stockholders, the Compensation Committee follows an executive compensation philosophy that emphasizes performance-based compensation. This philosophy also aligns the economic interests of executive officers and Stockholders by ensuring that nonvested performance-based equity incentive awards represent a substantial portion of an executive officer’s total compensation package. The Compensation Committee periodically reviews our executive compensation practices to ensure they achieve our desired goals.
At last year’s annual meeting, 98% of the votes cast on the advisory vote on executive compensation were in favor of the Company’s Named Executive Officer compensation for 2011. We are asking our Stockholders to again indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our Stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our Stockholders to approve, on an advisory basis, the following resolution:
“RESOLVED, that the Company’s Stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, our Board of Directors and Compensation Committee value the opinions of our Stockholders and will consider the outcome of the vote when making future executive compensation decisions.
THE BOARD UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board held five meetings during 2012. The Board has established an Audit Committee, a Compensation Committee and a Nominating & Corporate Governance Committee. During 2012, each Director attended at least 75% of the total number of meetings held by the Board and Board committees on which he or she served (during the period for which he or she was a Director).
Audit Committee
The Audit Committee of the Board, composed solely of independent Directors, met five times in 2012. The following five Directors are members of the Audit Committee: M. Jeannine Strandjord, Chair, Lu M. Cordova, Thomas A. McDonnell, Eriberto R. Scocimara and Andrew B. Schmitt. The Audit Committee operates under a written charter adopted by the Board, which is published on Euronet’s website at http://ir.euronetworldwide.com/documents.cfm.
The Board has determined that each of the Audit Committee members is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules promulgated thereunder, as amended and incorporated into the listing standards of The Nasdaq Stock Market LLC.
The Board has determined that all of the members of the Audit Committee are “audit committee financial experts” as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002.
The Audit Committee has oversight responsibilities with respect to our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance. The Audit Committee is responsible for retaining, evaluating, and monitoring our independent registered public accounting firm and for providing an audit committee report for inclusion in our proxy statement. The Audit Committee is also responsible for maintaining open communication among the Audit Committee, management and our outside auditors. However, the Audit Committee is not responsible for conducting audits, preparing financial statements, or assuring the accuracy of financial statements or filings, all of which is the responsibility of management and/or the outside auditors.
Compensation Committee
The Compensation Committee of the Board met five times in 2012 to determine policies regarding the compensation of our executives and to review, determine, and recommend to the full Board as appropriate, the approval of the grant of options, restricted stock, restricted stock units and cash bonuses to our executives. The purpose of the Compensation Committee is to make determinations and recommendations, as appropriate, to the Board with respect to the compensation of our Chief Executive Officer and other senior executive officers. Andrew B. Schmitt, Chair, Lu M. Cordova, Thomas A. McDonnell, M. Jeannine Strandjord, Dr. Andrzej Olechowski and Eriberto R. Scocimara are the current members of the Compensation Committee. The Board has determined that all the members of the Compensation Committee are (i) independent as defined under the general independence standards of the listing standards of the Nasdaq Stock Market LLC, (ii) “non-employee” directors under Section 16 rules, and (iii) “outside directors” for purposes of Internal Revenue Code Section 162(m).
The Compensation Committee performs its functions and responsibilities pursuant to a written charter adopted by our Board, which is published on Euronet’s website at http://ir.euronetworldwide.com/documents.cfm.
Under its charter, our Compensation Committee is authorized to delegate its responsibilities to one or more subcommittees or Directors, in accordance with restrictions set forth in the charter. Under the terms of our incentive plans, our Compensation Committee is authorized to administer the plans and may delegate its authority under such plans to another committee of the Board or a Director.

Our human resources department supports the Compensation Committee in its work and in some cases acts pursuant to delegated authority to fulfill various functions in administering the day-to-day ministerial aspects of our compensation and benefits plans.
Annual Process for Determining Compensation of Executive Officers
As further described in the “Compensation Discussion and Analysis,” our Compensation Committee, together with senior management and outside consultants engaged by the Compensation Committee, conducts an annual review of our overall compensation program for executive officers and directors. With respect to executive officer compensation, our Compensation Committee reviews each of the key components of compensation — base salary and short- and long-term incentives, both within Euronet and as compared to peers and survey data to determine whether each of these components is consistent with our compensation philosophy and its related goals and objectives. Upon the recommendation of our Chief Executive Officer with respect to the compensation of each executive officer who directly reports to him, and, based on the findings of any outside consultants that may be engaged to assist in this review, our Compensation Committee determines, or recommends to the full Board as appropriate, the compensation for all key executives, including our Chief Executive Officer.
Process for Determining Non-Employee Director Compensation
Our Compensation Committee determines, or makes recommendations to the full Board as appropriate, Board compensation and benefits for non-employee Directors, including cash, equity-based awards and other compensation. In determining non-employee Director compensation, our Compensation Committee seeks advice from outside compensation consultants who are retained by the committee to, among other functions: (i) conduct a competitive assessment of non-employee Director compensation compared to competitive practice, (ii) inform the committee of emerging trends in director pay practices, (iii) advise on stock ownership guidelines for non-employee Directors, and (iv) assess the amount of compensation that is adequate to compensate our Directors for their time and effort with respect to Board obligations. If, after the periodic review of non-employee Director compensation by our Compensation Committee, the committee determines that any changes should be made to such program, it will recommend such changes to our Board for approval.
Outside Executive Compensation Consultants
In September 2011, the Compensation Committee directly retained AON Hewitt as outside compensation consultants for 2012. AON Hewitt assisted the Compensation Committee and performed functions in connection with executive compensation matters for the Compensation Committee including: (i) conducting a competitive assessment of key executives’ total direct compensation (e.g., sum of base salary, annual bonus and long-term incentive opportunity), (ii) evaluating appropriateness of annual incentive plan targets and standards, (iii) assessing whether the structure (the mix of cash and equity compensation, as well as annual and long term incentives) is appropriate and competitive, (iv) comparing Euronet’s annual share utilization and earnings per share dilution for equity-based compensation to competitive practices and institutional investor guidelines, (v) comparing Euronet’s expense for stock-based compensation to its peer companies, (vi) advising the Compensation Committee regarding design changes to compensatory programs and the development of new programs based on strategic goals, competitive assessment, regulatory changes and risk management, (vii) informing the Compensation Committee of emerging trends in executive compensation, the institutional investor climate and corporate governance and accounting developments, (viii) providing and periodically advising on stock ownership or retention guidelines for senior executives, and (ix) providing the Compensation Committee with regular updates regarding changes in regulatory and legislative developments.
The Compensation Committee has assessed the independence of AON Hewitt pursuant to SEC rules and concluded that no conflict of interest exists that would prevent AON Hewitt from independently advising the Company.
Compensation Policies and Practices as They Relate to Risk Management
Together with management, the Compensation Committee has considered the design and operation of the Company’s compensation arrangements, including the performance objectives and target levels used in connection with incentive awards and has evaluated the relationship between the Company’s risk management and these arrangements. The Compensation Committee believes that the Company’s compensation policies and practices do not encourage unnecessary or excessive risk taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.
Nominating & Corporate Governance Committee
The Nominating & Corporate Governance Committee met in February 2013 to evaluate the performance of the Board during 2012. Andrew B. Schmitt, Chair, Lu M. Cordova, M. Jeannine Strandjord, Andrzej Olechowski, Eriberto R. Scocimara and Thomas A. McDonnell are the current members of the Nominating & Corporate Governance Committee. The Board has determined that all of the members of the Nominating & Corporate Governance Committee are independent as defined under the general independence standards of the listing standards of The Nasdaq Stock Market LLC.
The Nominating & Corporate Governance Committee performs the functions of a nominating committee. The Nominating & Corporate Governance Committee’s charter describes the committee’s responsibilities, including developing corporate governance guidelines and seeking, screening and recommending Director candidates for nomination by the Board. This charter is published on our website at http://ir.euronetworldwide.com/documents.cfm under the Corporate Governance menu. Euronet’s Corporate Governance Guidelines contain information regarding the selection, qualification and criteria for Director nominees and the composition of the Board, and are published on Euronet’s website at http://ir.euronetworldwide.com/documents.cfm.

The Nominating & Corporate Governance Committee evaluates each Director in the context of the Board as a whole, with the objective of recommending a Director who can best perpetuate the success of the business and represent Stockholder interests through the exercise of sound judgment using his or her diversity of experience in these various areas. The Nominating & Corporate Governance Committee considers the experience, qualifications, attributes and skills of each director and nominee, including the person’s particular areas of expertise and other relevant qualifications, and the interplay of such experience, qualifications, attributes and skills with the Board as a whole. As determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential Director candidates is necessarily a dynamic and an evolving process, the Board believes that it is not always in the best interests of Euronet or its Stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and Euronet at a particular point in time. Accordingly, the Nominating & Corporate Governance Committee reserves the right to consider those factors as it deems relevant and appropriate, including the current composition of the Board, the balance of management and independent Directors, the need for Audit Committee expertise and the evaluations of other potential Director candidates. The committee does not have a policy concerning diversity but it believes that the above criteria will lead the committee to consider diversity in its various forms (including diversity of age, experience, background and perspective) in selecting director candidates. In determining whether to recommend a Director for re-election, the Nominating & Corporate Governance Committee also considers the Director’s past attendance at meetings and participation in and contributions to the activities of the Board.
As general guidelines, members of the Board and potential Director candidates for nomination to the Board will be persons with appropriate educational background and training and who:

•	have personal and professional integrity;

•	act in a thorough and inquisitive manner;

•	are objective;

•	have practical wisdom and mature judgment;

•	have demonstrated the kind of ability and judgment to work effectively with other members of the Board to serve the long-term interests of the Stockholders;

•	have a general understanding of management, marketing, accounting, finance and other elements relevant to Euronet’s success in today’s business environment;

•	have financial and business acumen, relevant experience, and the ability to represent and act on behalf of all Stockholders;

•	are willing to devote sufficient time to carrying out their duties and responsibilities effectively, including advance review of meeting materials; and

•	are committed to serve on the Board and its committees for an extended period of time.
In addition, any new Directors nominated by the Board (a) who serve as a member of Euronet’s Audit Committee will not be permitted to serve on the audit committee of more than two other boards of public companies, (b) who serve as chief executive officers or in equivalent positions of other public companies will not be permitted to serve on more than two boards of public companies in addition to the Board, and (c) generally are not permitted to serve on more than four other boards of public companies in addition to the Board. These policies were adopted in November 2003 and the Board determined that they will not be applied to incumbent Directors, unless the Board considers that failure to comply is impairing the quality of a Director’s service on the Board.
The Board values the contributions of a Director whose years of service has given him or her insight into Euronet and its operations and believes term limits are not necessary. In general, Directors will not be nominated for election to the Board after their 73rd birthday, although the full Board (upon the recommendation of the Nominating & Corporate Governance Committee) may nominate Director candidates older than 73 under special circumstances.
The Nominating & Corporate Governance Committee and the Board considered the age limitation described in the previous paragraph in nominating Eriberto Scocimara for election at the 2011 Annual Meeting. The Board, upon the recommendation of the Nominating & Corporate Governance Committee, decided to make an exception to the above limitation for Mr. Scocimara due to special circumstances, including the special skills and experience Mr. Scocimara brings to the Board, including his particularly deep knowledge of the Company’s business acquired through fifteen years of service on the Board and extensive experience and business contacts in Central Europe.

Lead Independent Director
Under the Company’s Corporate Governance Guidelines, the Board annually selects a Lead Independent Director. The principal responsibilities of the Lead Independent Director are to call for and conduct executive sessions of the Board, serve as liaison between the Chairman of the Board and the independent Directors, approve meeting agendas and schedules for Board meetings, recommend matters to the Chairman for consideration by the Board and be available for consultation and direct communication with Stockholders and all interested parties. A full list of the roles and responsibilities is included in the Company’s Corporate Governance Guidelines.
The Board adopted this revision principally because it determined that the existence of a Lead Independent Director would enhance coordination of decision-making among the independent Directors and communication between them and the Chairman, and provide a single point of contact for Stockholders and other outside parties to communicate with the Board. M. Jeannine Strandjord has been the Lead Independent Director since 2010.
Combined CEO and Chairman Role
Michael J. Brown currently serves as both Chairman of the Board of Directors and Chief Executive Officer of the Company. The Nominating & Corporate Governance Committee and the Board have considered the advantages and disadvantages of the combination of these two roles and consider it appropriate to maintain the combined roles. In particular, they have concluded that this structure has promoted and will continue to promote unified leadership and direction for the Company and provide a single, clear focus for the chain of command to execute the Company’s business plans and strategies.
Risk Oversight
The Board has delegated oversight of Euronet’s risk management efforts to the Audit Committee. The Audit Committee’s role in risk oversight includes reviewing information provided by members of senior management on areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, strategic and reputational risks. The Audit Committee uses such information to understand the Company’s risk identification, risk management, and risk mitigation strategies. The Board believes that risk management is an integral part of Euronet’s annual strategic planning process, which addresses, among other things, the risks and opportunities facing the Company.
Part of the Audit Committee’s responsibilities, as set forth in its charter, is to review with corporate management, the independent auditors and the internal auditors, if applicable, any legal matters, risks or exposures that could have a significant impact on the financial statements and the steps management has taken to minimize the Company’s exposure. The Company’s management regularly evaluates these controls, and the Audit Committee is provided regular updates regarding the effectiveness of the controls. The Audit Committee regularly reports to the full Board.
Director Candidate Recommendations and Nominations by Stockholders
The Nominating & Corporate Governance Committee’s charter provides that the Nominating & Corporate Governance Committee will consider Director candidate recommendations by Stockholders. Director candidates recommended by Stockholders are evaluated in the same manner as candidates recommended by the Nominating & Corporate Governance Committee. Stockholders should submit any such recommendations to the Nominating & Corporate Governance Committee through the method described under “Other Matters — Recommendations or Nominations of Individuals to Serve as Directors” below. In addition, in accordance with Euronet’s Bylaws, any Stockholder of record entitled to vote for the election of Directors at the applicable meeting of Stockholders may nominate persons for election to the Board of Directors if such Stockholder complies with the notice procedures set forth in the Bylaws and summarized in “Other Matters — Deadline to Propose or Nominate Individuals to Serve as Directors” below.
Communications with the Board of Directors
The Board has approved a formal policy for Stockholders to send communications to the Board or its individual members. Stockholders can send communications to the Board and specified individual Directors by mailing a letter to the attention of the Board or a specific Director (c/o the General Counsel) at Euronet Worldwide, Inc., 3500 College Blvd., Leawood, Kansas 66211 or by sending an email to directors@eeft.com.

Upon receipt of a communication for the Board or an individual Director, the General Counsel will promptly forward any such communication to all the members of the Board or the individual Director, as appropriate. If a communication to an individual Director deals with a matter regarding Euronet, the General Counsel will forward the communication to the entire Board, as well as the individual Director. Neither the Board nor a specific Director is required to respond to Stockholder communications and when responding shall do so only in compliance with the Corporate Governance Guidelines.
Director Attendance at Annual Meeting
Euronet has a policy encouraging its Directors to attend the Annual Meeting of Stockholders. One Director, Michael J. Brown, attended our 2012 Annual Meeting.
Code of Conduct
The Board has adopted a Code of Business Conduct & Ethics for Directors, Officers and Employees (the “Code of Conduct”) that applies to all of our employees and Directors, including the Chief Executive Officer, the Chief Financial Officer and the Controller. The Code of Conduct is available on Euronet’s website at http://ir.euronetworldwide.com/documents.cfm. Any amendment to or waiver of the Code of Conduct will be filed on Form 8-K or posted on our website.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Euronet has a long-standing compensation philosophy that emphasizes performance-based compensation. For 2012, management’s primary operating measures were earnings per share and operating income, each adjusted for certain non-cash and non-recurring elements approved by the Compensation Committee, which we refer to as “Cash EPS” and "adjusted operating income", respectively. Cash EPS for 2012 exceeded the maximum threshold for payment of annual incentive compensation to our Chief Executive Officer (“CEO”), President and Chief Financial Officer (“CFO”). Additionally, adjusted operating income for 2012 exceeded the maximum threshold for payment of annual incentive compensation to our Managing Directors of the Europe EFT and Money Transfer divisions.
The Compensation Committee believes that it establishes challenging performance goals for executive management incentive plans. For perspective, the CEO, President, and CFO achieved the minimum threshold for non-equity incentive compensation established by the Compensation Committee in only three of the last five years and over the last five years, the CEO earned only 30% of the long-term share based incentive awards granted to him as a result of challenging performance targets. However, throughout the same past five years, each year’s revenues, adjusted operating income and Cash EPS increased.
The Compensation Committee made no changes in 2012 to the base salaries of the executive officers listed in the Summary Compensation Table (the “Named Executive Officers”) with the exception of the increase in Mr. Bianchi's base salary discussed below. The Named Executive Officers’ 2012 compensation is explained in more detail below.
Overview and Philosophy
The Compensation Committee, which currently consists of six independent Directors who each hold a significant amount of Company stock, administers our executive compensation programs. The Compensation Committee is responsible for recommending to the Board policies that govern both annual cash compensation and equity ownership programs.
Our executive compensation policies have the following objectives:

•
to align the interests of executive management and Stockholders by making individual compensation dependent upon achievement of financial goals and by providing long-term incentives through our equity-based award plans; and

•	to provide competitive compensation that will help attract, retain and reward highly qualified executives who contribute to our long-term success.
The overall compensation program is also designed to reward a combination of strong individual performance, strong performance by Euronet in meeting its long-term strategic goals and stock price appreciation.
Our compensation package for executive officers consists of a balance of base salary, certain employee benefits, annual incentive compensation under our Executive Annual Incentive Plan, which is based on a combination of corporate and individual performance criteria, and stock options or grants of restricted stock or restricted stock units (collectively referred to as “restricted stock”) which vest over a period of years and/or upon the achievement of certain performance-based criteria. The base salary and benefit components are intended to compensate executive officers for day-to-day activity in accordance with each executive officer’s employment arrangement with us. The annual incentive compensation component and the stock option and restricted stock awards are intended to reward executive officers for strong performance and to help align executive officers’ interests with those of the Stockholders.
To serve the best interests of Stockholders, the Compensation Committee follows an executive compensation philosophy that emphasizes performance-based compensation. In determining compensation, the Compensation Committee considers measures of performance against pre-determined financial and strategic goals and objectives. This approach provides Euronet’s top executive officers with an incentive to achieve strategic long-term goals that benefit Stockholders.
The Compensation Committee’s executive compensation philosophy also aligns the economic interests of executive officers and Stockholders by ensuring that nonvested performance-based equity incentive awards represent a substantial portion of an executive officer’s total compensation package.
The Compensation Committee considers input from our Chief Executive Officer and Chief Financial Officer regarding the responsibilities and accomplishments of individual executive officers, information as to potential achievability of incentive goals and levels of various compensation elements necessary to provide incentives for and to retain executive management. Our Chief Executive Officer makes recommendations to the Compensation Committee on each of the other executive officer’s compensation. Executive officers are not involved in proposing or seeking approval for their own compensation. For the Chief

Executive Officer’s review, the independent Directors meet in executive session to assess the Chief Executive Officer’s performance and determine appropriate compensation levels.
The Compensation Committee has the authority to retain outside consultants or advisors as it deems necessary to provide desired expertise and counsel. In 2012, the Compensation Committee engaged the services of AON Hewitt as its compensation consultant. AON Hewitt reports directly and exclusively to the Compensation Committee and provides advice regarding current and emerging best practices with regard to executive compensation. Representatives from AON Hewitt attended the December 2012 meeting, when the Committee approved grants of stock incentive awards and determined executive compensation and established the performance targets for 2013. AON Hewitt does not provide any other services to the Compensation Committee or the Company. The Committee has determined that the work of AON Hewitt with the Compensation Committee for fiscal year 2012 has not raised any conflict of interest.
Performance Criteria
In determining the annual compensation of each executive officer, including the Chief Executive Officer, the Compensation Committee considers Euronet’s financial performance both on an absolute basis and relative to comparable companies. In addition, it assesses individual performance against quantitative and qualitative objectives. Factors considered by the Compensation Committee in assessing individual performance include, but are not limited to:

•
Financial Results — company and business sector financial results for the most recent relevant period, on an absolute basis and relative to comparable companies with respect to certain financial parameters, including revenue growth; operating income growth, growth in per share earnings and return on equity;

•	Strategic Growth and Execution — strategic planning and implementation, business growth, acquisitions, technology and innovation;

•	Leadership and Effectiveness — management development and personal leadership; and

•	Governance and Controls — corporate reputation and brand, risk management, the strength of the internal control environment and contribution to a culture of ethics and compliance.

The Compensation Committee considers all factors collectively in determining executive officers’ annual compensation. The weight given to a particular factor may vary from year to year depending on the goals and objectives of the organization, thus enabling the Compensation Committee to align annual financial objectives with strategic leadership initiatives.
Incentive Plan
In order to broaden senior management accountability for company-wide financial and strategic goals and to emphasize the long-term performance of Euronet, the Board has adopted, and Stockholders have approved, the Executive Annual Incentive Plan for certain members of senior and executive management, including the Named Executive Officers. Under this plan, a portion of the executive officers’ compensation is based on the achievement of goals approved by the Compensation Committee after consultation with management. This plan is designed to focus the efforts of our key leaders by creating common accountability around specific long-term objectives.
The stated goal for Messrs. Brown, Caponecchi and Weller under the performance-based program under this plan for 2012 was to achieve specific annual Cash EPS targets. The Compensation Committee believes that a current focus on Cash EPS achievement is an important component in delivering stockholder value and an appropriate measure for Messrs. Brown, Caponecchi and Weller. For Messrs. Bianchi and Fountas, 2012 incentive targets consisted of achieving specific adjusted operating income targets for the Money Transfer and Europe EFT divisions, respectively. The specific goals under this program are discussed in more detail in the section entitled “Elements of Compensation — Annual Non-Equity Incentive Compensation” below.
For 2012, Cash EPS of $1.61 on a constant dollar basis was achieved, which exceeded the maximum target of $1.60 and resulted in the maximum annual incentive compensation being paid to Messrs. Brown, Caponecchi and Weller. For 2012, the Money Transfer division achieved adjusted operating income of $25.6 million, which exceeded the maximum target of $25.4 million and resulted in the payment of the maximum annual incentive compensation to Mr. Bianchi. Additionally, in 2012, the Europe EFT division achieved adjusted operating income of $42.7 million, which exceeded the maximum target of $35.6 million and resulted in the payment of the maximum annual incentive compensation to Mr. Fountas.

Peer Group
The Compensation Committee believes that it is essential for our continued success that overall compensation policies allow us to be competitive in attracting and retaining executive talent. However, the Committee does not establish compensation targets solely based on peer group compensation amounts, because it believes that individual and company performance should be the primary determinants of annual compensation.

The Company’s peer group (the “Peer Group”) for purposes of evaluating the Company’s executive compensation was updated in 2011 to better reflect a group of companies which have similar financial characteristics as Euronet and that operate in similar industries. With the exception of Coinstar, Inc., which was removed from the Peer Group during 2012, no other changes were made from the Peer Group adopted in 2011. The nineteen companies comprising the Peer Group and their associated market capitalization as of December 31, 2012 and fiscal year 2011 sales were (in millions):

Company	Ticker Symbol	Market Cap	Sales
Fleetcor Technologies, Inc.	FLT	$4,348	$520
Total System Services, Inc.	TSS	$4,006	$1,809
Henry (Jack) & Associates, Inc.	JKHY	$3,998	$967
Global Payments, Inc.	GPN	$3,566	$1,860
Verifone Systems, Inc.	PAY	$3,204	$1,304
WEX, Inc.	WXS	$2,932	$533
Parametric Technology Corp	PMTC	$2,691	$1,167
Lender Processing Services, Inc.	LPS	$2,398	$1,983
Compuware Corp	CPWR	$2,318	$929
ACI Worldwide, Inc.	ACIW	$2,036	$465
Mentor Graphics Corp	MENT	$1,914	$915
Fair Isaac Corp	FICO	$1,491	$620
Heartland Payment Systems	HPY	$1,087	$1,986
Cardtronics, Inc.	CATM	$1,060	$625
Teletech Holdings, Inc.	TTEC	$1,008	$1,179
Moneygram International, Inc.	MGI	$888	$1,248
Sykes Enterprises, Inc.	SYKE	$666	$1,169
Global Cash Access Holdings, Inc.	GCA	$522	$544
TNS, Inc.	TNS	$511	$558
Percentile	25th	$1,034	$589
	50th	$2,036	$967
	75th	$3,068	$1,276
Euronet Worldwide, Inc.	EEFT	$1,164	$1,161
Percentile Rank		34%	55%
Members of the current Peer Group were included because they met all of the following criteria:

•	the company was in the same or similar industry as Euronet, including Data Processing and Outsourced Services, Application Software and Internet Software and Services,

•	the company was comparable in revenue and market capitalization size to Euronet,

•	the company was headquartered in the United Sates and publicly traded on a major stock exchange, and

•	the company had a similar operating structure as Euronet, such as offering similar services and/or having significant foreign sales.
In December 2012, we compared targeted executive compensation data with the median statistics of the relevant peer data. Base salaries for our executive officers were lower than the median of our peers as was cash compensation, which included annual non-equity incentive compensation. However, after adding stock incentive compensation, the total targeted compensation of our executive officers was generally in the second quartile compared to our peers. Most of the stock incentive compensation is subject to performance-based vesting criteria and our executive officers will fully earn this compensation only if the performance-based vesting criteria are satisfied. The Compensation Committee believes this structure is appropriate for our executive officers as it emphasizes performance-based stock compensation, consistent with our compensation philosophy.

Elements of Compensation
Each element of compensation is described below, including a discussion of the specific actions taken by the Compensation Committee for 2012 concerning the Chief Executive Officer and other executive officers.
Base Salary
In determining salary adjustments for the Chief Executive Officer and other executive officers, the Compensation Committee considered each executive officer’s individual performance and the competitive salary levels for executives with similar responsibilities within the Peer Group. Adjustments are not made each year. The only salary increase for the Named Executive Officers during 2012 was the increase of Mr. Bianchi's base salary to $330,000 per year effective August 2012.
Annual Non-Equity Incentive Compensation
In determining annual non-equity incentive compensation, the Compensation Committee considers the overall performance of Euronet and the individual performance of each executive officer. In measuring individual performance, the Compensation Committee measures the level of responsibility of an executive officer against his base salary and other elements of compensation in order to determine whether overall compensation is sufficient to retain and motivate highly qualified individuals.
The Executive Annual Incentive Plan, which was last approved by Stockholders in 2011, covers officers holding the office of Vice President and above. Non-equity incentive compensation to executive officers is closely correlated to Euronet’s financial performance. The Compensation Committee seeks to establish challenging and aggressive performance goals for executive management incentive plans. In December 2011, the Compensation Committee established 2012 incentive targets for Messrs. Brown, Caponecchi and Weller that were based on predetermined Cash EPS targets. For Messrs. Bianchi and Fountas, 2012 incentive targets consisted of achieving predetermined adjusted operating income targets of the Money Transfer and Europe EFT divisions, respectively.
For 2012, Messrs. Brown, Caponecchi and Weller were entitled to receive annual incentive compensation based on the achievement of predetermined threshold, target and maximum Cash EPS objectives. Cash EPS of $1.42, $1.53 or $1.60 would result in a payout as a percentage of base salary of 50%, 100% or 200%, respectively, for Mr. Brown and 37.5%, 75% or 150%, respectively, for Messrs. Caponecchi and Weller. Mr. Bianchi was entitled to receive 33%, 66% or 100% of his base salary based on the Money Transfer division achieving adjusted operating income of $21.4 million, $23.4 million or $25.4 million, respectively. Mr. Fountas was entitled to receive 33%, 66% or 100% of his base salary based on the Europe EFT division achieving operating income of $30.0 million, $33.0 million or $35.6 million, respectively.
Cash EPS for 2012 exceeded the predetermined maximum target; therefore, Messrs. Brown, Caponecchi and Weller were paid $1,200,000, $538,000 and $538,000, respectively. Adjusted operating income for 2012 exceeded the predetermined maximum targets for both the Money Transfer and Europe EFT divisions; therefore, Messrs. Bianchi and Fountas were paid $330,000 and $353,701, respectively.
Retention Bonus
On occasion, the Compensation Committee may approve bonus payments to retain key executives. During 2011, the Compensation Committee approved a $700,000 retention bonus payment to Mr. Fountas. Mr. Fountas will be required to repay the entire bonus if he resigns or is dismissed for cause before February 23, 2014.
Stock Incentive Programs
Our stock incentive plans are designed to promote an alignment of long-term interests between our employees and our Stockholders and to assist in the retention and motivation of employees. The Compensation Committee can grant to key employees of Euronet and its subsidiaries a variety of stock incentives, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance awards and other stock-based incentives. Grants are usually approved by the Compensation Committee for recommendation to the Board during regularly scheduled committee meetings, of which there are typically four per year occurring at regular intervals. The Compensation Committee intends that performance-based stock incentives serve as a significant portion of our executive officers’ total compensation package. They are granted in consideration of anticipated performance. Stock incentives offer the executive officers significant long-term incentives to increase their efforts on behalf of Euronet and its subsidiaries, to focus managerial efforts on enhancing stockholder value and to align the interests of the executive officers with the Stockholders. In certain circumstances, executives are awarded time-based stock incentives to provide a significant retention incentive. Grants of stock incentives are designed to be competitive with the companies in the Peer Group for the level of job the executive officer holds and to motivate the executive officer to contribute to an increase in our stock price over time.
The Compensation Committee’s compensation philosophy is to have stock incentives that generally pay more for superior performance and less if performance does not achieve that level. The Compensation Committee, in determining stock incentive grants to the individual executive officers, considered the award levels granted to executive officers in prior years and award levels granted to executives with similar job responsibilities in the Peer Group.
In December 2012, the Named Executive Officers, with the exception of Mr. Bianchi who is discussed below, were granted a combination of stock options and restricted stock. The stock options vest based on service conditions over five years. The restricted stock awards were divided into two groups with different vesting criteria. The first group of awards vests based on achieving compound annual growth in Cash EPS, on a constant dollar basis, for the years 2013 through 2015, contingent upon continued employment from the grant date to the date of vesting. Threshold compound annual growth rate (“CAGR”) of 2% results in vesting of 25% of the award, target CAGR of 4% results in 50% vesting of the award, and maximum CAGR of 6% results in 100% vesting of the award. The second group of awards vests over five years based on service conditions, contingent upon the achievement of annual operating income, excluding certain non-cash charges and non-recurring items, of $60 million each year. Mr. Fountas did not receive any awards from the second group; rather, he received restricted stock awards that vest over five years based on service conditions alone. These awards are further described in the paragraphs and tables below.
In August 2012, Mr. Bianchi was granted a combination of stock options and restricted stock. The stock options vest based on service conditions over five years. The restricted stock awards were divided into two groups with different vesting criteria. The first group of awards vests based on the Money Transfer division achieving annual EBITDA growth of 9% in 2012 and 2013, on a constant dollar basis, contingent upon continued employment from the grant date to the date of respective vestings in August 2013 and 2014. The second group of restricted stock awards vests over two years based on service conditions alone.
As described above, the Compensation Committee reviewed Euronet’s performance in recent years in relation to the executive’s incentive targets in order to confirm that the performance measures the Compensation Committee previously set for performance-based incentive stock awards were sufficiently rigorous and demanding. After this review, the Compensation Committee determined that the targets and the associated level of compensation awarded to the executive officers have been appropriate. To demonstrate the challenge in achieving the vesting criteria in the CEO’s long-term stock incentive awards, over the past five years, the CEO has realized only 30% of $11.5 million reported compensation. Each year’s award was reported and included as compensation in the summary compensation tables. These historical awards, while being reported as compensation, are theoretical valuations assuming stock appreciation and full achievement of the established performance goals. The value realized is based on two important factors — achievement of the predetermined performance goals and stock price appreciation.
Therefore, actual compensation will differ from theoretical compensation based upon actual stock price and operating performance. Over the same five year period, the CEO realized only 30% of the theoretically awarded value because either the stock did not appreciate to the theoretically assumed value or actual performance did not meet the Compensation Committee’s established targets. The Compensation Committee believes this illustrates that it sets competitive compensation targets that align the interests of executives with those of Stockholders.

The Compensation Committee also concluded that executive compensation reflects an appropriate mix of base salary, incentive bonuses, service-based equity compensation and performance-based equity compensation that provides sufficient retentive and motivational value to align the interests of executives with our Stockholders.
Benefits
Our employees in the United States are entitled to receive medical, dental, vision, life and short-term and long-term disability insurance benefits and may participate in our 401(k) plan. For 401(k) participants, we match 50% of participant deferrals on the first six percent or three percent of a participant’s deferrals, depending on which subsidiary’s plan the employee participates. Generally, employees outside the United States are covered by social benefit programs of their respective countries. Our executive officers generally participate in these benefit plans on the same basis as our other employees.

With the exception of Mr. Brown, who is prohibited from participating in an Employee Stock Purchase Plan (“ESPP”) by Internal Revenue Service regulations because his ownership of Euronet exceeds five percent, all of our employees are entitled to participate in the ESPP, which was adopted in 2001. This plan, which has been established in accordance with certain federal income tax rules set forth in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), permits employees to purchase stock from us at a price that is equal to 85% of the lower of the trading price on the opening or closing of certain three-month “offering periods.”
Retirement Plans
We do not sponsor a defined benefit pension plan or any other deferred compensation plans for executives or any of our other employees.
Perquisites and Other Compensation
The Compensation Committee believes the compensation plan described above is sufficient to attract and retain talented management and that providing significant perquisites is neither necessary nor in our Stockholders’ best interests. Accordingly, executive officers did not receive significant perquisites during the fiscal year ended December 31, 2012.
Employee and Director Stock Ownership
Euronet also encourages broad-based employee stock ownership through various Stockholder approved stock compensation plans. More than 350 employees have received awards in a combination of stock options and restricted stock. This means that, like other Stockholders, employees broadly participate in both the upside opportunity and the downside risk of our performance. The allocation of stock bonus awards is progressive, so that as an employee's total compensation increases, an increasing percentage of total compensation is paid in restricted stock and/or stock options. This ensures that higher paid employees have a greater at risk financial interest in the sustained success of Euronet. Further, our insider trading policy prohibits our executives and directors from engaging in hedging transactions designed to offset decreases in the market value of Euronet Common Stock.
The Compensation Committee has adopted stock ownership guidelines for the Chief Executive Officer and the non-executive Directors. The guidelines provide that after a compliance period of five years, the Chief Executive Officer is required to hold Euronet stock, or in-the-money value of equity awards of Euronet stock, with an aggregate value at least equal to five-times his annual base salary, and each Director is required to hold Euronet shares, or in-the-money value of equity awards of Euronet stock, with an aggregate value at least equal to four times the cash component of the annual Board fee. Our Chief Executive Officer and each Director, except for Ms. Cordova, who joined the Board in 2011, exceeds the applicable stock ownership guideline thresholds. Ms. Cordova will continue to accumulate shares through the five year compliance period. As of December 31, 2012, our Chief Executive Officer owned Euronet Stock and in-the-money stock options with a value equal to 109 times his annual base salary. Our Directors owned Euronet Stock and in-the-money stock options with values equal to a multiple of the cash component of the annual Board fee as follows: Messrs. Schmitt (19 times), Olechowski (15 times), Scocimara (9 times), Althasen (13 times), McDonnell (18 times); Ms. Cordova (2 times) and Ms. Strandjord (9 times).

Repricing of Equity Awards
The Compensation Committee believes that equity awards should be made based upon conditions and financial metrics established as of the time of each award and that the terms of awards outstanding should not be revised as conditions change. The Compensation Committee is therefore committed not to engage in repricing of equity awards outstanding, except in the context of certain corporate reorganizations or with the approval of Stockholders. This policy has been confirmed through an amendment to our 2006 Stock Incentive Plan, which restricts us from engaging in repricing except in certain corporate reorganizations, without the approval of our Stockholders. The Compensation Committee extends its policy against repricing to all of Euronet’s equity plans.
Adjustments to Compensation Plan
We have no formal policy on recapturing salary or incentive awards (equity or cash) granted to a Named Executive Officer in the event that we were to have to restate our financial statements (whether arising from conduct or actions of the Named Executive Officer, or otherwise). However, the discretion retained by the Compensation Committee to make adjustments in all types of compensation permits it to decrease a Named Executive Officer’s compensation under such circumstances if such compensation has not already been paid or become final. There is currently no procedure to recover (“claw back”) an element of compensation that has been paid and become final. However, we intend to adopt such a policy after the Securities and Exchange Commission adopts final rules related to compensation claw backs pursuant to the Dodd-Frank Act.

Tax Treatment
The Code limits the allowable tax deduction we may take for compensation paid to executive officers required to be named in the Summary Compensation Table. The limit is $1.0 million per executive per year, although compensation payable solely based on performance goals is excluded from the limitation. All compensation of executive officers for 2012 is fully tax deductible. Generally, the Compensation Committee intends that the annual non-equity incentive compensation, stock options and performance awards qualify as performance-based compensation so that these awards may qualify for the exclusion from the $1.0 million limit.
Advisory Vote on Executive Compensation
The Company conducts an advisory vote on executive compensation at its annual meeting. While the vote is not binding on the Company, the Board, or the Compensation Committee, the Compensation Committee believes that an annual advisory vote on executive compensation offers Stockholders the opportunity to express their views regarding the Company’s compensation program and the Compensation Committee’s decisions on executive compensation. The Board and the Compensation Committee value the opinions of Stockholders and the Compensation Committee will consider Stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.
At last year’s annual meeting, 98% of the votes cast on the advisory vote on executive compensation were in favor of the Company’s Named Executive Officer compensation as disclosed in the proxy statement. The Board and Compensation Committee considered the vote result in determining that no changes to the Company’s executive compensation program were necessary at this time.

COMPENSATION TABLES
Summary Compensation Table
The following table sets forth certain information regarding the compensation awarded or paid to our Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated of our executive officers (the “Named Executive Officers”) for the year ended December 31, 2012 for the periods indicated:

Name and Principal Position	Year	Salary	Bonus		Restricted Stock Awards(4)	Option Awards(5)	Non-Equity Incentive Compensation		All Other Compensation		Total Annual Compensation
Michael J. Brown	2012	$600,000	—		$999,998	$1,000,000	$1,200,000	(2)	$54,738	(6)	$3,854,736
Chairman and	2011	600,000	—		1,000,003	1,000,548	1,200,000	(3)	8,358		3,808,909
Chief Executive Officer	2010	600,000	—		600,007	1,357,578	—		8,350		2,565,935
Kevin J. Caponecchi	2012	365,000	—		500,011	500,000	547,500	(2)	10,395		1,922,906
President	2011	365,000	—		500,010	500,271	438,000	(3)	9,975		1,813,256
	2010	365,000	—		299,995	678,789	—		9,967		1,353,751
Rick L. Weller	2012	365,000	—		500,011	500,000	547,500	(2)	9,250		1,921,761
Executive Vice President and	2011	365,000	—		500,010	500,271	438,000	(3)	8,358		1,811,639
Chief Financial Officer	2010	365,000	—		299,995	678,789	—		8,350		1,352,134
Juan C. Bianchi	2012	320,769	—		500,000	500,000	330,000	(2)	33,412	(7)	1,684,181
Executive Vice President and
Managing Director, Money Transfer Segment
Nikos Fountas(#9)	2012	353,701	—		250,005	250,000	353,701	(2)	16,261	(8)	1,223,668
Executive Vice President and	2011	382,873	700,000	(1)	150,001	150,083	127,624	(3)	15,516		1,526,097
Managing Director, Europe EFT Processing Segment	2010	364,967	—		333,706	339,395	—		15,591		1,053,659
 __________

(1)	Retention bonus paid in 2011, subject to repayment if Mr. Fountas resigns or is dismissed for cause before February 23, 2014.

(2)	Non-equity incentive compensation earned for 2012, paid in 2013.

(3)	Non-equity incentive compensation earned for 2011, paid in 2012.

(4)
Compensation for restricted stock is computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation. Amounts represent the grant date fair value determined by utilizing the closing stock price for Euronet Common Stock at the date of grant. Assumptions used in calculating the aggregate grant date fair value in accordance with ASC Topic 718 are set out in Note 15 to our audited consolidated financial statements contained in the Form 10-K for the fiscal year ended December 31, 2012.

(5)
Compensation for stock options is computed in accordance with the provisions of ASC Topic 718. Amounts represent the grant date fair value determined using the Black-Scholes-Merton or Monte Carlo simulation models. The grant date fair values are only theoretical values and may not accurately determine present value. The actual value, if any, to be realized from an option will depend on the excess of the market value of the Common Stock over the exercise price on the date the option is exercised. Assumptions used in calculating the aggregate grant date fair value in accordance with ASC Topic 718 are set out in Note 15 to our audited consolidated financial statements contained in the Form 10-K for the fiscal year ended December 31, 2012. During 2012, Messrs. Brown, Caponecchi and Weller had options canceled of 162,813, 81,407 and 81,407 shares, respectively, based on cumulative performance results through December 8, 2012.

(6)
Consists primarily of $45,000 in non-recurring regulatory fees paid on behalf of Mr. Brown in connection with a required Hart-Scott-Rodino Act filing, along with matching contributions under the 401K savings plan.

(7)	Consists primarily of company-paid automobile and life and health insurance premiums.

(8)	Consists primarily of company-paid automobile.

(9)
Mr. Fountas is paid in euros and the U.S. dollar amounts disclosed for salary, non-equity incentive compensation and other compensation were converted from euros using the average foreign currency exchange rate of $1.29, the period over which the amounts were paid. Restricted stock and option awards and the bonus payment are valued in U.S. dollars; therefore, no foreign currency conversion occurs.

Grants of Plan-Based Awards for 2012
The following table summarizes estimated possible payouts under non-equity incentive plan awards made to Named Executive Officers during the fiscal year ended December 31, 2012.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name	Threshold ($)	Target ($)	Maximum ($)
Michael J. Brown	$300,000	$600,000	$1,200,000
Kevin J. Caponecchi	136,875	273,750	547,500
Rick L. Weller	136,875	273,750	547,500
Juan C. Bianchi	108,900	221,100	330,000
Nikos Fountas	116,721	233,443	353,701
The following table summarizes estimated future payouts under equity incentive plan awards made to Named Executive Officers during the fiscal year ended December 31, 2012.

			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date		Threshold (#)	Target (#)	Maximum (#)
Michael J. Brown	12/11/2012	(1)	6,348	12,696	25,391				$599,989
	12/11/2012	(3)		16,928					400,009
	12/11/2012	(5)					101,844	$23.63	1,000,000
Kevin J. Caponecchi	12/11/2012	(1)	3,174	6,348	12,696				300,006
	12/11/2012	(3)		8,464					200,004
	12/11/2012	(5)					50,922	23.63	500,000
Rick L. Weller	12/11/2012	(1)	3,174	6,348	12,696				300,006
	12/11/2012	(3)		8,464					200,004
	12/11/2012	(5)					50,922	23.63	500,000
Juan C. Bianchi	8/15/2012	(2)		7,123	14,245				250,000
	8/15/2012	(4)				14,245			250,000
	8/15/2012	(5)					69,252	17.55	500,000
Nikos Fountas	12/11/2012	(1)	1,587	3,174	6,348				150,003
	12/11/2012	(4)				4,232			100,002
	12/11/2012	(5)					25,461	23.63	250,000
 __________

(1)
Award vests on achieving threshold, target or maximum compound annual growth in Cash EPS, on a constant dollar basis, for the years 2013 through 2015, contingent upon the Named Executive Officer’s continued employment on the vesting date. A threshold compound annual growth rate (“CAGR”) of 2% results in vesting of 25% of the award, target CAGR of 4% results in 50% vesting of the award, and maximum CAGR of 6% results in 100% vesting of award.

(2)
Award vests 50% each year, over two years from the grant date, based on achieving a 9% year over year growth rate in EBITDA in 2012 and 2013, on a constant dollar basis. Vesting of the award is contingent upon the Named Executive Officer’s continued employment on the vesting date.

(3)
Award vests 20% each year, over five years from the grant date, contingent upon the achievement of annual operating income, excluding non-cash impairment charges, intangible amortization, share-based compensation, changes in the value of acquisition contingent consideration and other unusual or nonrecurring items, of $60 million each year and the Named Executive Officer’s continued employment on the vesting dates.

(4)	Award vests 50% on each of the first two anniversaries of the grant date, contingent upon the Named Executive Officer’s continued employment on the vesting dates.

(5)	Award vests 20% on each of the first five anniversaries of the grant date, contingent upon the Named Executive Officer’s continued employment on the vesting dates.

Equity Awards Outstanding at Fiscal Year-End for 2012
The following table sets forth equity awards outstanding for the Named Executive Officers as of December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael J. Brown	33,750			$22.00	6/9/2014	5,786	(1)	$136,550	40,350	(1)	$952,260
	121,858	30,465	(3)	10.10	12/16/2018	5,490	(2)	129,564	56,731	(2)	1,338,852
	181,046	45,262	(4)	10.10	12/16/2018				32,437	(5)	765,513
	73,974	110,962	(6)	17.05	12/15/2020				35,191	(7)	830,508
	29,256	117,023	(8)	16.39	12/14/2021				36,608	(9)	863,949
		101,844	(11)	23.63	12/11/2022				24,405	(10)	575,958
									25,391	(11)	599,228
									16,928	(11)	399,501
Kevin J. Caponecchi	35,108			29.20	7/2/2017	986	(12)	23,270	10,193	(12)	240,555
	58,523	22,631	(3)	10.10	12/16/2018				16,219	(5)	382,768
	60,928	15,233	(4)	10.10	12/16/2018				17,595	(7)	415,242
	36,987	55,481	(6)	17.05	12/15/2020				18,304	(9)	431,974
	14,628	58,511	(8)	16.39	12/14/2021				12,203	(10)	287,991
		50,922	(11)	23.63	12/11/2022				12,696	(11)	299,626
									8,464	(11)	199,750
Rick L. Weller	50,000			10.47	5/8/2013	3,472	(1)	81,939	24,210	(1)	571,356
	22,250			22.00	6/9/2014	1,574	(2)	37,146	16,260	(2)	383,736
	47,829	11,958	(3)	10.10	12/16/2018				16,219	(5)	382,768
	71,060	17,766	(4)	10.10	12/16/2018				17,595	(7)	415,242
	36,987	55,481	(6)	17.05	12/15/2020				18,304	(9)	431,974
	14,628	58,511	(8)	16.39	12/14/2021				12,203	(10)	287,991
		50,922	(11)	23.63	12/11/2022				12,696	(11)	299,626
									8,464	(11)	199,750
Juan C. Bianchi	20,368	5,092	(3)	10.10	12/16/2018				4,055	(5)	95,698
	13,708	3,428	(4)	10.10	12/16/2018				4,399	(7)	103,816
	9,246	13,871	(6)	17.05	12/15/2020				9,152	(9)	215,987
	7,314	29,256	(8)	16.39	12/14/2021				6,101	(10)	143,984
		69,252	(11)	17.55	8/15/2022				14,245	(11)	336,182
						14,245	(11)	336,182

Nikos Fountas	18,493	27,741	(6)	17.05	12/15/2020	4,232	(11)	99,875
	4,389	17,553	(8)	16.39	12/14/2021	2,928	(13)	69,101
		25,461	(11)	23.63	12/11/2022	3,000	(14)	70,800
						2,000	(15)	47,200
						300	(16)	7,080
						3,000	(17)	70,800
									8,798	(7)	207,633
									5,491	(9)	129,588
									6,348	(11)	149,813
__________

(1)
 Awards vest based on each year's cumulative growth in Adjusted EPS, as compared to 2005, less shares vested in prior years such that all shares will vest when we have achieved 100% growth in Adjusted EPS as compared to 2005. The shares earned based on 2012 performance vested on February 27, 2013.

(2)
Award vests each year in proportion to growth in Cash EPS, with the number of shares vested determined based on cumulative growth in Cash EPS over 10 years, such that all shares vest upon achievement of 100% growth in Cash EPS with 2007 as the base year. If Cash EPS growth is negative, no shares will be granted for that measurement year and there will be no reversal of granting of already-granted shares. The shares earned based on 2012 performance vested on February 27, 2013.

(3)	Award vests 40% on the second anniversary and 20% each of the third through fifth anniversaries of December 16, 2008.

(4)
Award vests 40% on the second anniversary and 20% each of the third through fifth anniversaries of December 16, 2008 provided that the price of Euronet Common Stock averages at least $16.00 per share for a 30-day calendar period prior to December 16, 2011 and contingent upon the Named Executive Officer's continued employment on the vesting dates. The stock price provision was met during 2009; therefore, the award is only contingent upon the Named Executive Officer's continued employment.

(5)	Award was forfeited on February 19, 2013 based on cumulative Cash EPS performance for the years 2010 through 2012.

(6)	Remaining unvested awards vests on-third each on December 15, 2013, 2014, and 2015, contingent upon the Named Executive Officer's continued employment on the vesting dates.

(7)
Award vests on achieving cumulative Cash EPS of $4.54, on a constant dollar basis, for the years 2011 through 2013, contingent upon the Named Executive Officer's continued employment on the vesting date.

(8)	Remaining unvested award vests one-fourth each on December 11, 2013, 2014 and 2015, contingent upon the Named Executive Officer's continued employment on the vesting dates.

(9)
Award vests on achieving threshold, target or maximum compound annual growth in Cash EPS, on a constant dollar basis, for the years 2012 through 2014, contingent upon the Named Executive Officer's continued employment on the vesting date. Threshold compound annual growth rate (“CAGR”) of 2% results in vesting of 25% of the award, target CAGR of 4% results in 50% vesting of the award, and maximum CAGR of 6% results in 100% vesting of award.

(10)
Award vests 40% on the second anniversary and 20% each on the third, fourth, and fifth anniversaries of December 11, 2011, contingent upon the achievement of annual operating income, excluding non-cash impairment charges, intangible amortization, share-based compensation, changes in the value of acquisition contingent consideration or other unusual or nonrecurring items of $60 million each year and the Named Executive Officer's continued employment on the vesting dates.

(11)	See footnotes to table under “Grants of Plan-Based Awards for 2012” for a description of the vesting schedule for these awards.

(12)
Award vests based on the achievement of growth in Cash EPS, with the number of shares vested determined based on growth in Cash EPS for the period from 2008 through 2012, when compared to the respective prior year. Vesting is also subject to time-based criteria, with 20% of the award eligible for vesting on December 31, 2008 and on December 31 of each of the next four years, contingent upon Mr. Caponecchi's continued employment on each vesting date. The shares earned based on 2012 performance vested on February 27, 2013.

(13)	Remaining unvested award vests one-fourth each on December 14, 2013, 2014, 2015 and 2016, contingent upon the Named Executive Officer's continued employment on the vesting dates.

(14)	Remaining unvested award vests one-third each on February 23, 2013, 2014 and 2015, contingent upon the Named Executive Officer's continued employment on the vesting dates.

(15)	Remaining unvested award vests one-half each on February 23, 2013 and 2014, contingent upon the Named Executive Officer's continued employment on the vesting dates.

(16)	Remaining award vested on February 27, 2013.

(17)	Remaining award vested on March 23, 2013.

Option Exercises and Restricted Stock Vested for 2012
The following table sets forth certain information concerning options exercised and restricted stock vested for the Named Executive Officers during the fiscal year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael J. Brown	120,000	$1,755,600	46,924	$879,825
Kevin J. Caponecchi	32,000	303,238	21,117	395,944
Rick L. Weller	145,000	2,211,250	17,643	330,806
Juan C. Bianchi	—	—	49,254	897,460
Nikos Fountas	—	—	7,648	152,789
_________
 (1) Market value of underlying securities on the date of exercise, minus the exercise price.
Employment Agreements
Messrs. Brown, Caponecchi, Weller and Bianchi
Messrs. Brown, Caponecchi, Weller, and Bianchi have employment agreements that have substantially the same terms, except with respect to the levels of compensation, and as otherwise discussed below or under “Compensation Tables” above. The agreements with Messrs. Brown and Weller were entered into in October 2003 and were amended and restated in April 2008, principally to bring them into conformity with the provisions of the Jobs Creation Act of 2004. The agreements with Messrs. Caponecchi and Bianchi were entered into during 2007 in connection with their hiring. Mr. Bianchi's agreement was also amended in April 2008.
The employment agreements have indefinite terms and provide that they may be terminated by the executives at any time upon 60 days’ notice for Messrs. Brown, Caponecchi, and Weller and 30 days' notice for Mr. Bianchi. The agreements may be terminated by Euronet with or without “cause” provided that, in the case of termination due to “cause,” Euronet provides the executive with 14 days’ notice. The agreements define “cause” to mean: (i) conviction of the executive of, or the entry of a plea of guilty or nolo contendere by the executive to, any felony or any misdemeanor involving moral turpitude; (ii) fraud, misappropriation or embezzlement by the executive; (iii) willful failure or gross misconduct in the performance of the executive’s assigned duties; (iv) willful failure by the executive to follow reasonable instructions of any officer to whom the executive reports or the Board of Directors; and (v) the executive’s gross negligence in the performance of his assigned duties. In each case, the employment agreements provide that, in a three-year period following a “change in control,” termination for “cause” is limited to only mean an act of dishonesty by an executive constituting a felony that was intended to or resulted in gain or personal enrichment of the executive at Euronet’s expense. Euronet’s termination of an executive’s employment for cause does not result in separation payments, separation benefits or accelerated or extended vesting of unvested stock option or restricted stock awards.
If Euronet terminates an executive absent cause and prior to a “change in control” as discussed below, the employment agreements provide that Messrs. Brown, Caponecchi, Weller and Bianchi will be entitled to certain severance benefits for a period of 24 months, including the payment of the executive’s then current base salary, the continuation of the vesting and rights to exercise any then outstanding equity-based awards and the maintenance of certain employee benefits.
In general, voluntary termination by Messrs. Brown, Caponecchi, Weller and Bianchi does not result in separation payments, separation benefits or accelerated or extended vesting of unvested stock options or restricted stock, except under certain circumstances constituting constructive termination. These circumstances include certain changes in conditions of the executives’ employment, such as a significant diminution in responsibilities or salary or a forced relocation. In such circumstances, these executives are entitled to the same severance benefits as if they were terminated by Euronet absent cause, prior to a “change of control.” In addition, voluntary termination by Mr. Bianchi prior to a "change in control" generally entitles Mr. Bianchi to the same severance benefits as a termination absent cause.

The following table summarizes the severance benefits due Messrs. Brown, Caponecchi and Weller upon their termination by Euronet without cause, or their voluntary termination due to their constructive termination, and, in the case of Mr. Bianchi, the severance benefits due upon his termination without cause by Euronet or upon his voluntary termination for any reason:

Name	Base Salary	Unvested Equity Comp(1)	Benefits	Total
Michael J. Brown	$1,200,000	$5,195,499	$24,440	$6,419,939
Kevin J. Caponecchi	730,000	2,448,067	26,306	3,204,373
Rick L. Weller	730,000	2,437,910	23,072	3,190,982
Juan C. Bianchi	660,000	1,712,634(2)	52,422	2,425,056
__________

(1)
Represents value of unvested awards at December 31, 2012 that would become vested upon a termination without cause or constructive termination. For the purpose of this table, we have assumed an annual increase in Cash EPS of 6% each year, which represents a reasonable estimate of average annual long-term equity returns, for performance-based restricted stock awards that vest based on the percentage growth in Cash EPS. Further, we have assumed that Euronet’s Common Stock price remains at the December 31, 2012 price through the 24 month vesting period.

(2)
For the purpose of this table, we have assumed that the growth in EBITDA for the Money Transfer division will be sufficient for the vesting of performance-based restricted stock during the 24 month period following termination, in accordance with the agreement.

In the event of a “change of control,” all equity incentive awards outstanding held by Messrs. Brown, Caponecchi, Weller and Bianchi will become immediately vested and the term of the employment agreements become fixed at three years from the date of the change of control and they may be terminated without cause only upon payment to the executive of a lump sum within five days of the termination equal to the full amount of base salary that would have been payable during the remaining term of the agreement (or for two years, if the remaining term is less than two years), discounted at a rate of 7.5% per annum. These provisions also apply if the executive resigns for “good reason” following a “change of control.” “Good reason” includes certain changes in conditions of employment, as a result of which the executive can be considered to have been constructively terminated, including a significant diminution in responsibilities or salary or a forced relocation. In general, the employment agreements provide that “change of control” includes: (i) completion of any merger, consolidation or sale of substantially all of our assets and such merger results in our Stockholders immediately prior to the merger holding less than 50% of the surviving entity; (ii) replacement of over 25% of our Directors without the approval of at least 75% of the Directors in office as of the effective date of the employment agreement or of Directors so approved; or (iii) the acquisition by any person or group of persons of 40% or more of the voting rights of our outstanding voting securities. At current compensation levels, if the remaining term of the agreement was three years and assuming the amounts due under the change of control provisions outlined above would be paid in a lump sum, the following table summarizes amounts that would accrue to these Named Executive Officers:

Name	Base Salary	Unvested Equity Comp(1)	Benefits	Total
Michael J. Brown	$1,607,396	$8,153,106	$36,660	$9,797,162
Kevin J. Caponecchi	977,832	3,171,567	39,459	4,188,858
Rick L. Weller	977,832	3,776,214	34,608	4,788,654
Juan C. Bianchi	884,068	1,971,937	78,633	2,934,638
 __________

(1)	Represents value of unvested awards at December 31, 2012 that would become vested upon termination without cause or resignation for good reason in connection with a change of control.

The Compensation Committee has considered the above “change of control” provisions in the Named Executive Officers' employment agreements, and determined that the provisions offered to executives by Euronet are reasonable and appropriate.

Additionally, the employment agreements entitle the executives to certain rights to income and excise tax gross-up amounts in the event Section 4999 of the Code, or any similar tax law, applies to the change in control payments. If an executive is entitled to such tax gross-up payments, the gross-up payments will be made either to the executive or directly to the Internal Revenue Service. The gross-up amounts are subject to additional conditions and limitations and exclude excise taxes or other penalties under Section 409A of the Code. Assuming calendar year 2012 federal and state income rates, a termination without cause or good reason in connection with a change in control, and in the case of Mr. Bianchi, termination without cause or voluntary termination for any reason, the tax gross-up payment each executive officer would be entitled to receive was $3,836,782 for Mr. Brown, $1,384,610 for Mr. Caponecchi, $1,760,024 for Mr. Weller and $271,854 for Mr. Bianchi.
The Compensation Committee has considered these tax gross-up clauses and has determined that it would not require elimination of such clauses where they appear in existing executive employment agreements. However, in February 2011, the Committee adopted a policy that from that date forward, it would not renew any existing agreements with tax gross-up clauses nor would it grant tax gross-up clauses in new executive employment agreements entered into by the Company.
In the event of the death of an executive officer, with the exception of Mr. Caponecchi who is discussed below, the provisions of our equity award agreements generally provide that all unvested equity awards outstanding shall vest immediately. As of December 31, 2012, the value of unvested equity awards outstanding that would vest in the event of death was $8,153,106 for Mr. Brown, $3,776,214 for Mr. Weller and $1,971,937 for Mr. Bianchi.
In the event of disability of an executive officer, with the exception of Mr. Caponecchi who is discussed below, the employment agreements with Messrs. Brown, Weller and Bianchi provide for the payment of a lump-sum disability benefit equal to 12 months of the current base salary, which represents $600,000 for Mr. Brown, $365,000 for Mr. Weller and $300,000 for Mr. Bianchi. In addition, the provisions of our equity award agreements generally provide that all equity awards outstanding shall vest immediately. As of December 31, 2012, the value of unvested equity awards outstanding that would vest in the event of disability was $8,153,106 for Mr. Brown, $3,776,214 for Mr. Weller and $1,971,937 for Mr. Bianchi. The employment agreements with Messrs. Brown, Weller and Bianchi also provide that the executives’ right to exercise any such awards will continue for a period of 12 months after termination due to disability.
In the event of death or disability of Mr. Caponecchi, his employment agreement provides for a payment of a lump sum benefit equal to 24 months of the current base salary, which represents a total of $730,000. Mr. Caponecchi’s employment agreement also stipulates that all unvested equity incentive awards shall vest immediately, which represents $3,171,567 as of December 31, 2012. The stock options will remain exercisable pursuant to their terms after the death or disability of Mr. Caponecchi.
Messrs. Brown, Caponecchi, Weller and Bianchi must not disclose confidential information during the term of the employment agreements and following termination. Each of the agreements includes a restriction on the ability of the executive to compete with Euronet or solicit our employees during the severance period following termination. Any severance payments are conditioned on the executive officer complying with these restrictions.
Mr. Fountas
Mr. Fountas’ employment agreement was entered into in October 2005 and was amended in February 2011 in connection with his promotion to Managing Director of Europe EFT division. His employment agreement is generally governed by Greek law. Accordingly, the Company would make no payment upon his voluntary termination, termination absent cause, death or disability. Rather, Mr. Fountas is covered by Greek health and social security benefits. In the event Mr. Fountas resigns for good reason or is terminated without cause within one year of a “change in control,” all equity incentive awards outstanding held by him will become vested on the date of such termination, which were valued at $1,160,150 as of December 31, 2012. Mr. Fountas must not disclose confidential information during the term of his employment agreement and following termination. His agreement includes a restriction on his ability to compete with Euronet during the severance period following termination.

DIRECTOR COMPENSATION

Non-management Directors currently receive $150,000 annually for serving on the Board. The Board fee consists of annual cash compensation in the amount of $75,000 paid quarterly and restricted stock valued at $75,000 that is granted on the date of our annual meeting of stockholders and vests immediately. Non-management Directors receive additional annual compensation for serving in certain Board leadership roles as follows: (i) the Chairperson of the Audit Committee receives cash compensation of $15,000, (ii) the Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee receives cash compensation of $10,000, and (iii) the Lead Independent Director receives cash compensation of $10,000. Non-management Directors are reimbursed for reasonable expenses incurred in connection with Board-related activities.
The current levels of compensation were set in February 2012 with effect as of last year's annual meeting of the stockholders on May 18, 2012. Previously, each non-management Director received $67,500 in value of equity awards and $67,500 in cash. The Chairperson of the Audit Committee received additional compensation of $6,750 and no additional compensation was paid to the Chairman of the Nominating and Corporate Governance Committee or the Compensation Committee. The additional compensation of the Lead Independent Director was the same as is paid currently, that is, $10,000. The 2012 Board fees reported in the table below reflect these mid-year changes.
We believe that the compensation paid to non-management Directors in 2012 was appropriate and was properly weighted between cash and equity.
Paul Althasen resigned from his position as Executive Vice President on April 2, 2012. From that date forward, Mr. Althasen has been compensated for his Director duties consistent with the cash and equity compensation payable to non-management Directors. Mr. Althasen will not be considered an independent director under Nasdaq's rules until April 2, 2015.
During 2012, in addition to reimbursement of out-of-pocket expenses, each non-management Director, including Paul Althasen after April 2, 2012, was compensated as summarized in the table below:
Director Compensation for 2012

Name	Fees Earned or Paid in Cash	Stock Awards (3)(4)	Total
M. Jeannine Strandjord(1)	$94,100	$75,000	$169,100
Thomas A. McDonnell	72,200	75,000	147,200
Andrew B. Schmitt(2)	78,400	75,000	153,400
Dr. Andrzej Olechowski	72,200	75,000	147,200
Eriberto R. Scocimara	72,200	75,000	147,200
Paul S. Althasen	57,000	75,000	132,000
Lu M. Cordova	72,200	75,000	147,200
__________

(1)
Ms. Strandjord receives (i) an additional $15,000 in cash compensation annually in her role as Chairperson of the Audit Committee, and (ii) an additional $10,000 in cash compensation annually for her role as Lead Independent Director.

(2)	Mr. Schmitt receives an additional $10,000 in cash compensation annually for his role as Chairman of each of the Nominating and Corporate Governance Committee and the Compensation Committee.

(3)
The stock awards granted to Directors as compensation vests immediately on the grant date. For 2012, the value per share at the grant date was $18.94 per share, for a total grant date fair value of $75,000 for each non-management Director. The aggregate grant date fair value is computed in accordance with FASB Accounting Standards Codification Topic 718.

(4)	As of December 31, 2012, each non-management Director held the following stock options:

Name	Number of Exercisable Options
Dr. Andrzej Olechowski	20,000
M. Jeannine Strandjord	10,000
Thomas A. McDonnell	10,000
Andrew B. Schmitt	—
Eriberto R. Scocimara	—
Paul S. Althasen	—
Lu M. Cordova	—

REPORT OF COMPENSATION COMMITTEE
The Compensation Committee has reviewed the Compensation Discussion and Analysis presented above with management, and, based on that review, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee
Andrew B. Schmitt, Chair
Lu M. Cordova
Thomas A. McDonnell
Eriberto R. Scocimara
M. Jeannine Strandjord
Dr. Andrzej Olechowski
The Compensation Committee report and the “Compensation Discussion and Analysis” is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the persons who served on the Company’s Compensation Committee during the last completed fiscal year (Lu M. Cordova, Thomas A. McDonnell, M. Jeannine Strandjord, Andrzej Olechowski, Andrew B. Schmitt and Eriberto R. Scocimara) (i) was formerly an officer of the Company; (ii) during the last fiscal year, was an officer or employee of the Company; or (iii) had any relationship requiring disclosure under Item 404 of Regulation S-K.
None of the Company’s executive officers, during the last completed fiscal year, served as a (i) member of the compensation committee (or equivalent) of another entity, one of whose executive officers served on the Company’s Compensation Committee; (ii) director of another entity, one of whose executive officers served on the Company’s Compensation Committee; or (iii) member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as the Company’s Director.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
In January 2008, we entered into a Non-Exclusive Aircraft Lease Agreement with Birardi Investments, LLC (“Birardi”), a company that is jointly owned by our CEO and Chairman of the Board of Directors, Mr. Brown, and our former COO and former Director, Dan Henry. The Lease Agreement provides that Birardi will make a Sabreliner aircraft available to Euronet for transportation of executives for up to 100 hours per year (later increased to 110 hours per year), in consideration of payment of a fee of $5,000 per hour, less certain direct expenses incurred by Birardi, including pilot compensation and fuel charges. There are no minimum usage requirements. The Audit Committee of the Board has examined the arrangements provided under the Lease Agreement in comparison to aircraft leasing arrangements available in the market and has determined that the terms of the agreement are fair to Euronet. The total amount paid to Birardi under the Lease Agreement during the year 2012 was $208,938.
On November 29, 2012, the Company entered into a stock purchase agreement with West Side Investment Management, Inc., a subsidiary of DST Systems, Inc. (“DST”). Pursuant to the terms of the agreement, the Company purchased from DST 1,884,597 shares of the Company's Common Stock for $41.0 million. Mr. Thomas McDonnell has served as a director of the Company and DST since 1996 and 1972, respectively. Mr. McDonnell recused himself during the negotiations and approval of the agreement, which was approved by the Audit Committee.
Our Code of Conduct provides that no related party transaction that would require disclosure under the U.S. securities laws may be consummated or continued unless the transaction is approved or ratified by the Audit Committee. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Lease Agreement with Birardi, which had been approved before its entry into effect by the Compensation Committee, was ratified by the Audit Committee in accordance with this policy.
All of our Directors, with the exception of Messrs. Brown and Althasen, are independent under the listing standards of The Nasdaq Stock Market LLC.

AUDIT MATTERS
Report of the Audit Committee
The Audit Committee reviewed and discussed Euronet’s audited consolidated financial statements for fiscal year 2012 with management. The Audit Committee has also discussed with the independent accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent accounting firm its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that Euronet’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Audit Committee
M. Jeannine Strandjord, Chair
Lu M. Cordova
Thomas A. McDonnell
Andrew B. Schmitt
Eriberto R. Scocimara
The Audit Committee Report is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.
Fees of the Company’s Independent Auditors
KPMG LLP served as Euronet’s independent registered public accounting firm as of and for the year ended December 31, 2012. As such, KPMG LLP performed professional services in connection with the audit of the consolidated financial statements of Euronet and the review of reports filed with the SEC, and performed an audit of the effectiveness of our internal control over financial reporting as of December 31, 2012.
Audit Fees
Audit fees for financial statement audits were $1,608,000 during 2012 and $1,938,000 during 2011. Audit fees include fees for services performed to comply with the standards of the Public Company Accounting Oversight Board (United States) and Generally Accepted Auditing Standards, including the recurring audit of Euronet’s consolidated financial statements and fees related to the audit of the effectiveness of our internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002. This category also includes fees for audits provided in connection with statutory filings or procedures related to audit of income tax provisions and related accruals, comfort letters, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees
Audit-related fees were $2,000 during 2012 and $4,500 during 2011. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of new SEC guidance, audit services not required by statute or regulation, the review of information systems and general internal controls unrelated to the audit of the financial statements or the audit of the effectiveness of internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002, and other attest services.
Tax Fees
Tax fees were $50,000 during 2012 and $27,000 during 2011. This category includes fees associated with tax audits, tax compliance, tax consulting, domestic and international tax planning, tax planning on mergers and acquisitions, restructurings, as well as other services related to tax disclosure and filing requirements.

All Other Fees
Fees paid to KPMG LLP other than those described above were $3,000 during 2011. No other fees were paid to KPMG LLP during 2012.
The Audit Committee has concluded that the provision by KPMG LLP of the services described under the captions “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above is compatible with maintaining the independence of KPMG.
Audit Committee Pre-Approval Policy
The Audit Committee has adopted policies that prohibit us from engaging our independent registered public accounting firm to perform any service that the independent registered public accounting firm is prohibited by the securities laws from providing. Such procedures require the Audit Committee to pre-approve or reject any audit or non-audit services. The Chairperson, with the assistance of Euronet’s Chief Financial Officer, presents and describes at regularly scheduled Audit Committee meetings all services that are subject to pre-approval. The Audit Committee regularly examines whether the fees for auditor services exceed estimates.
The Audit Committee pre-approved all services that KPMG LLP rendered to Euronet for 2012.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and Directors and any person or entity who owns more than ten percent of a registered class of our Common Stock or other equity securities to file with the SEC certain reports of ownership and changes in ownership of our securities. We prepare Section 16(a) forms on behalf of our executive officers and Directors based on the information provided by them. Based solely on a review of copies of reports available to us and representations made to us that no other reports were required, our Directors, executive officers and beneficial owners of greater than 10% of our Common Stock complied with all applicable Section 16(a) filing requirements during the year 2012, except that (a) Form 4's reporting stock options granted on December 11, 2012 to Michael Brown, Kevin Caponecchi, Rick Weller, Nikos Fountas and Jeffrey Newman were filed late on (i) January 4, 2013 for Messrs. Brown, Caponecchi, Weller and Fountas and, (ii) January 7, 2013 for Mr. Newman, and (b) a Form 4 reporting (i) restricted stock that vested on December 14, 2012, and (ii) the sale of shares on December 17, 2012 under a Rule 10b5-1(c) trading plan was filed late on March 27, 2013.

OTHER MATTERS
Other Business
The Board knows of no other business which may come before the Annual Meeting. If, however, any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.
Householding
If you and other residents at your mailing address own shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker, bank or nominee. This practice is called “householding.” If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank or other nominee will have sent one copy of the Notice and, if applicable, our annual report to Stockholders and proxy statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank or other nominee. If you did not receive an individual copy of the Notice and, if applicable, our annual report to Stockholders and/or proxy statement, we will send copies to you if you contact us by writing to the Secretary of Euronet, 3500 College Boulevard, Leawood, Kansas 66211 or by calling (913) 327-4200. If you and other residents at your address have been receiving multiple copies of the Notice and, if applicable, our annual report to Stockholders and proxy statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.
Proposals for Inclusion in Euronet’s Proxy Statement
You may submit proposals for consideration at future Stockholder meetings. For a Stockholder proposal to be considered for inclusion in Euronet’s proxy statement for the annual Stockholder meeting next year, the Secretary must receive the written proposal at our principal executive offices no later than December 15, 2013. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of Stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Secretary
Euronet Worldwide, Inc.
3500 College Blvd.
Leawood, Kansas 66211
If Euronet intends to exclude such a Stockholder proposal from its proxy statement, it must file its reasons with the SEC no later than 80 calendar days before the filing date of its definitive proxy statement and simultaneously provide the Stockholder with a copy of Euronet’s submission.
Proposals Not Intended for Inclusion in Euronet’s Proxy Statement
For a Stockholder proposal that is not intended to be included in Euronet’s proxy statement for the annual meeting next year under Rule 14a-8, the Stockholder must provide the information required by our Bylaws and give timely notice to the Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary:

•	not earlier than the close of business on January 29, 2014; and

•	not later than the close of business on February 28, 2014.
If the date of the Stockholder meeting is moved more than 30 days before or 60 days after the anniversary of Euronet’s Annual Meeting for 2013, then notice of a Stockholder proposal that is not intended to be included in Euronet’s proxy statement under Rule 14a-8 must be received not earlier than the close of business 120 days prior to the meeting and not later than the close of business 90 days prior to the meeting, or if later, the tenth day following the day on which the notice of the annual meeting was first publicly disclosed.
Recommendations or Nominations of Individuals to Serve as Directors
You may propose Director candidates for consideration by the Board’s Nominating & Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary at the address of our principal executive offices set forth above.
You may send a proposed Director’s candidate’s name and information to the Board at anytime. Generally, such proposed candidates are considered at the Board meeting prior to the next annual meeting subject to the advance notice provisions in our Bylaws.
Deadline to Propose or Nominate Individuals to Serve as Directors
Our Bylaws permit Stockholders to nominate Directors for election at an annual Stockholder meeting. To nominate a Director, the Stockholder must deliver the information required by our Bylaws.
To nominate an individual for election at the 2014 Annual Meeting, the Stockholder must give timely notice to the Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary between the close of business on January 29, 2014 and the close of business on February 28, 2014, unless the date of the Stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our Annual Meeting for 2013, then the nomination must be must be received not earlier than the close of business 120 days prior to the meeting and not later than the close of business 90 days prior to the meeting or, if later, the tenth day following the day on which the 2014 Annual Meeting was first publicly disclosed.

Availability of Euronet’s Bylaws
You may contact the Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making Stockholder proposals and nominating director candidates. A copy of our Bylaws is filed as Exhibit 3.2 to our Current Report on Form 8-K filed on December 22, 2008.

By Order of the Board,

Jeffrey B. Newman
Executive Vice President, General Counsel and Secretary
April _, 2013

APPENDIX A
EURONET WORLDWIDE, INC.
2006 STOCK INCENTIVE PLAN
(Amended and Restated)
I. INTRODUCTION

1.01
Establishment and Amendment History. Euronet Worldwide, Inc., a corporation organized and existing under the laws of the state of Delaware (the "Company"), originally established effective May 18, 2006 (the "Original Effective Date") the Euronet Worldwide, Inc. 2006 Stock Incentive Plan (the "Plan") for certain current or prospective directors, officers, key employees or outside consultants of the Company and its affiliates. The Plan was last amended and restated effective May 20, 2009 (the "2009 Effective Date") and is hereby amended and restated effective February 20, 2013 (the "New Effective Date").

1.02
Reallocation of Shares from Prior Plan. From and after the 2009 Effective Date, the following Shares subject to the 2002 Stock Incentive Plan (the “Prior Plan”) shall be available for issuance pursuant to the Plan: (i) all Shares available for the grant of awards under the Prior Plan as of the 2009 Effective Date and (ii) with respect to outstanding awards under the Prior Plan as of the 2009 Effective Date that for any reason expire or are cancelled or terminated thereafter without having been exercised or vested in full, as the case may be, all Shares allocable to the unexercised or unvested portion of each such award (collectively, the “Prior Plan Shares”). Following the 2009 Effective Date, no additional awards shall be granted under the Prior Plan. From and after the 2009 Effective Date, all outstanding awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan. All Awards granted on or after the 2009 Effective Date of this Plan will be subject to the terms of this Plan.

1.03
Purpose. The purpose of this Plan is to encourage Participants to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan is also designed to assist the Company in attracting and retaining employees, non-employee directors and other Participants by providing them with the opportunity to participate in the success and profitability of the Company.

1.04
Duration. The Plan commenced on the Original Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to it shall have been issued, purchased or acquired according to the Plan's provisions. Unless the Plan shall be reapproved by the stockholders of the Company, no Incentive Stock Options shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Plan's New Effective Date.

II.    DEFINITIONS

2.01	Definitions. The following terms shall have the meanings set forth below.

(a)
"1933 Act" means the Securities Act of 1933, as amended. Reference to a specific section of the 1933 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(b)	"1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(c)	"2009 Effective Date" means May 20, 2009.

(d)
"Affiliate" of the Company means any person, corporation, partnership, association or other business or professional entity that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

(e)
"Award" means a grant made under this Plan in any form which may include but is not limited to Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Bonus Shares, Stock Appreciation Rights, Performance Awards and Performance Units.

(f)
"Award Agreement" means a written or electronic agreement or instrument between the Company and a Holder which evidences an Award and sets forth such applicable terms, conditions and limitations as the Committee establishes for the Award.

(g)
"Beneficiary" means the Person or Persons which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

(h)	"Board" means the Board of Directors of the Company.

(i)	"Bonus Shares" means the Shares granted to a Participant in accordance with Section 10.

(j)	"Cause" means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant's employment agreement (in which case such definition will apply), any of the following:

(i)	Participant's conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

(ii)
any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including but not limited to violation of the Company's anti-bribery policy, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

(iii)	Participant's habitual neglect of duties, including but not limited to repeated absences from work without reasonable excuse; or

(iv)	Participant's willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company;
provided, however, that for purposes of clauses (ii), (iii) and (iv), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from the Participant's affiliation with the Company in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

(k)	"Change in Control" means, except as otherwise defined in an Award Agreement to comply with Code section 409A, the first to occur of the following events:

(i)
Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this Section 2.01(k); or

(ii)
The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Original Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on Original Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)
There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(iv)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company's common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company's assets immediately following such transaction or series of transactions.

(l)	"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

(m)	"Committee" means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

(n)	"Company" means Euronet Worldwide, Inc., a Delaware corporation, and any successor thereto.

(o)
"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(p)	"Covered Employee" means an Employee that meets the definition of "covered employee" under Code section 162(m)(3), or any successor provision thereto.

(q)	"Date of Grant" or "Grant Date" means, with respect to any Award, the date as of which such Award is granted under the Plan.

(r)
"Disabled" or "Disability" means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service a Holder has to exercise such Incentive Stock Option, "disabled" shall have the same meaning as defined in Code section 22(e)(3).

(s)
"Eligible Employees" means key employees (including, without limitations, officers and directors who are also employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

(t)
"Executive Officer" means (i) the president of the Company, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company and (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company.

(u)	"Fair Market Value" means, as of any date, the value of the Stock determined in good faith, from time to time, by the Committee in its sole discretion. The Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such stock from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate. In the event that the Shares of the Company are traded on a national securities exchange, the Committee may determine that the Fair Market Value of the Stock shall be based upon the last sale before or the first sale after the Grant Date, the closing price on the trading day before or the trading day of the grant, or any other reasonable basis using actual transactions in such Stock as reported by the exchange on which the Shares are traded and consistently applied. The determination of Fair Market Value also may be based upon an average selling price during a specified period that is within 30 days before or 30 days after the Grant Date, provided that the commitment to grant the stock right based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of stock rights under the same and substantially similar programs.

(v)	"Freestanding SAR" means any SAR that is granted independently of any Option.

(w)
"Good Reason" shall mean any of the following events, which has not been either consented to in advance by the Participant in writing or cured by the Company within a reasonable period of time not to exceed 20 days after the Participant provides written notice thereof: (i) the requirement that the Participant's principal service for the Company be performed more than 30 miles from the Participant's primary office as of the effective date of a Change in Control, (ii) other than as part of an across-the-board reduction affecting all similarly-situated employees, a material reduction in the Participant's base compensation in effect immediately before the Change in Control; (iii) other than as part of an across-the-board reduction affecting all similarly-situated employees, the failure by the Company to continue to provide the Participant with the same level of overall compensation and benefits provided immediately before the Change in Control, or the taking of any action by the Company which would directly or indirectly reduce any of such benefits or deprive the Participant of any material fringe benefit; (iv) the assignment to the Participant of duties and responsibilities materially different from those associated with his position immediately before the Change in Control; or (v) a material diminution or reduction, on or after a Change in Control, in the Participant's responsibilities or authority, including reporting responsibilities in connection with the Participant's service with the Company.

(x)
"Holder" means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has transferred to such person under the laws of descent and distribution or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and such Award Agreement has not expired, been canceled or terminated.

(y)	"Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Code section 422 or any successor provisions thereto.

(z)	"Nonqualified Stock Option" means any Option to purchase Shares that is not an Incentive Stock Option.

(aa)	"Option" means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

(bb)	"Option Agreement" or "Option Award Agreement" means a written or electronic agreement or instrument between the Company and a Holder evidencing an Option.

(cc)	"Option Exercise Price" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.02(b).

(dd)
"Option Holder" shall have the meaning as set forth in Section 6.02. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Option Holder will not be the same person as the Holder of the Option.

(ee)	"Original Effective Date" means May 18, 2006, such date being the date this Plan was originally approved by the Company's stockholders.

(ff)	"Participant" means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

(gg)
"Performance Award" means any Award that will be issued or granted, or become vested or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 17) to a Participant pursuant to Section 17.

(hh)	"Performance Period" means the period of time as specified by the Committee during which any performance goals or Performance Awards are to be measured.

(ii)
"Performance Shares" means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.

(jj)
"Performance Units" means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Period.

(kk)	"Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

(ll)	"Plan" means the Euronet Worldwide, Inc. 2006 Stock Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

(mm)
"Plan Year" means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan it shall begin on the Original Effective Date and extend to December 31 of that year.

(nn)	“Prior Plan” shall have the meaning set forth in Section 1.02.

(oo)	“Prior Plan Shares” shall have the meaning set forth in Section 1.02.

(pp)	"Restricted Stock" means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

(qq)	"Restricted Stock Unit" means an Award granted under Section 8 evidencing the Holder's right to receive a Share (or cash payment equal to the Fair Market Value of a Share) at some future date.

(rr)	"Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing, or superseding such regulation.

(ss)	"SAR" or "Stock Appreciation Right" means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

(tt)	"SAR Holder" shall have the meaning as set forth in Section 7.02.

(uu)	"Section 16 Person" means a Person who is subject to obligations under section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

(vv)
"Service Provider" means an Eligible Employee, non-employee director, officer, or outside consultant of the Company or any Subsidiary, as well as to any prospective director, officer, employee, or outside consultant of the Company or any Subsidiary. Solely for purposes of Substitute Awards, the term Service Provider includes any current or former employee or non-employee director of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).

(ww)	"Share" means a share of Stock.

(xx)	"Stock" means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

(yy)
"Subsidiary" means (i) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in Code section 424(f), and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

(zz)
"Substitute Award" means an Award granted under the Plan in substitution for stock or stock based awards ("Acquired Entity Awards") held by current and former employees or former non-employee directors of another corporation or entity who become Service Providers as the result of a merger or consolidation of the employing corporation or other entity (the "Acquired Entity") with the Company, a Subsidiary or an Affiliate, or the acquisition by the Company, a Subsidiary or an Affiliate, of property or stock of, or other ownership interest in, the Acquired Entity immediately prior to such merger, consolidation or acquisition ("Acquisition Date") as agreed to by the parties to such corporate transaction and as may be set forth in the definitive purchase agreement. The limitations of Sections 4.01 and 5.05 on the number of Shares reserved or available for grants, and the limitations under Sections 6.02 and 7.01 with respect to the Option Exercise Prices and SAR exercise prices, shall not apply to Substitute Awards. Any issuance of a Substitute Award which relates to an Option or a SAR shall be completed in conformity with the rules under Code section 409A relating to the substitutions and assumptions of stock rights by reason of a corporate transaction.

(aaa)	"Tandem SAR" means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

(bbb)
"Vested Option" means any Option, or portion thereof, which is fully exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.02
Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

III.    PLAN ADMINISTRATION

3.01
Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Code section 162(m), the Committee shall consist of two or more directors of the Company, all of whom shall qualify as "outside directors" within the meaning of Code section 162(m).

3.02
Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;

(b)	determine the type or types of Awards to be granted to eligible Service Providers;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Award;

(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

(f)
determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)	accelerate the exercisability of any Option, the vesting of any Restricted Shares or otherwise remove any restriction on any Award such that the Award becomes fully payable;

(i)
modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(j)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.03
Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a "covered employee" within the meaning of Code section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.04
Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

IV.    STOCK SUBJECT TO THE PLAN

4.01
Number of Shares. Subject to adjustment as provided in Section 4.03 and subject to the maximum number of Shares that may be granted to an individual in a calendar year as set forth in Section 5.05, no more than a total of Eleven Million Four Hundred Thousand Shares (11,400,000) plus the Prior Plan Shares are authorized for issuance under the Plan (the "Maximum Share Limit") in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Any Shares required to satisfy Substitute Awards shall not count against the Maximum Share Limit. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine; provided, however, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be the sum of the Maximum Share Limit and any Incentive Stock Options issued as Substitute Awards. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.02
Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, any Shares that are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.02 shall automatically become available for grant under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.02 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.01 has been reached for purposes of Incentive Stock Option grants.

4.03
Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or any similar corporate event or transaction such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then in relation to the Shares that are affected by one or more of the above events, (i) the numbers, rights privileges and kinds of Shares that may be issued under this Plan or under particular forms of Awards, (ii) the number and kind of Shares subject to outstanding Awards, (iii) the Option Exercise Price or SAR exercise price applicable to outstanding Awards, and (iv) the annual individual limitation set forth in Section 5.05, shall be increased, decreased or changed in like manner, as if they had been issued and outstanding, fully paid and non assessable at the time of such occurrence. The manner in which Awards are adjusted pursuant to this Section 4.03 is to be determined by the Board or the Committee; provided that all adjustments must be determined by the Board or Committee in good faith, and must be effectuated so as to preserve the value that any Participant has in outstanding Awards as of the time of the event giving rise to any potential dilution or enlargement of rights.

4.04	General Adjustment Rules.

(a)
If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

(b)
In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

V.    PARTICIPATION

5.01
Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may also include Service Providers who, in the Committee's discretion, are entitled to receive Awards as an inducement to perform services for the Company or any Subsidiary; provided that an Award Agreement may contain terms and conditions providing for the termination of such inducement Award in the event that such Service Provider is not retained to perform services for the Company within the period specified therein.

5.02
Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written or electronic notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors, (ii) Consultants, (iii) any prospective non-employee director, employee or consultant, or (iv) any person not permitted to receive Incentive Stock Options under the Code.

5.03
Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.04
Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

5.05
Maximum Annual Award. The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed Five Hundred Thousand (500,000) Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares). The Maximum Annual Participant Award shall include any Bonus Shares that are paid to a Participant in that taxable year pursuant to the achievement of one or more established and objective performance goals under the Company's Executive Annual Incentive Plan or pursuant to any other Company-sponsored compensation plan or program. If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

VI.    STOCK OPTIONS

6.01
Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.02
Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Option Holder"), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a)
Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Option Holder during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under Code section 422(d), or any successor provision, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

(b)
Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event other than with respect to a Substitute Award shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option's Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option's Grant Date.

(c)
Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the Option's Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option's Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect. Due to Code section 409A's treatment of an extension or renewal of an Option as the granting of a new Option, the Committee shall not extend or renew the term of an Option without the consent of the Holder.

(d)
Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Option Holder ceases to be a Service Provider on account of the Participant's death, Disability, voluntary resignation, removal from the Board or the Company having terminated such Option Holder's employment with or without Cause. Unless an Option Award Agreement provides otherwise, a Participant's change in status between serving as an employee and/or director will not be considered a cessation of the Participant as a Service Provider for purposes of any Option expiration period under the Plan.

(e)
Transferability. Except to the extent permitted by the Committee pursuant to Section 12.03, Options shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Option Holder, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.

(i)
Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company a written or electronic notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.

(ii)	The Option Exercise Price shall be paid by any of the following methods:

1.	Cash or certified bank check;

2.
By delivery to the Company of a number of Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Exercise Price.

In lieu of actually surrendering to the Company a number of Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price.

3.
For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

4.
For any Nonqualified Stock Option, by a "net exercise" arrangement pursuant to which the Company will not require a payment of the Option Exercise Price but will reduce the number of Shares of Stock upon the exercise by the largest number of whole shares that has a Fair Market Value on the date of exercise that does not exceed the aggregate Option Exercise Price.

5.	Any combination of the consideration provided in the foregoing subsections (1), (2), (3) and (4).

(iii)	The Company shall not guarantee a third-party loan obtained by a Holder to pay part or the entire Option Exercise Price of the Shares.

(g)
Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an Option shall be considered as having been granted on the date the Committee or its delegate completes the corporate action necessary to create a legally binding right constituting the Option, as set forth under the applicable Treasury Regulations issued under Section 409A.

(h)	Withholding.

(i)
Nonqualified Stock Options. Upon any exercise of a Nonqualified Stock Options, the Option Holder shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 16.

(ii)
Incentive Stock Options. In the event that an Option Holder makes a disposition (as defined in Code section 424(c)) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (a) the expiration of two years from the date on which the Incentive Stock Option was granted or (b) the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.

(i)
Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 6 and 15, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, except as permitted under Section 11, the Committee may not, without stockholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with an Option Exercise Price lower than the original Option Exercise Price of the cancelled Option, (iii) cancel an Option in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of "repricing" an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded. The Committee also may not adversely affect the rights of any Option Holder to previously granted Options without the consent of such Option Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

6.03
Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

VII.    STOCK APPRECIATION RIGHTS

7.01
Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.

(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

(b)
Exercise Price and Other Terms. Except with respect to a Substitute Award, all SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

(c)
Duration of SARs. Each SAR Award Agreement shall state the period of time, determined by the Committee, within which the SARs may be exercised by the Holder (the “SAR Period”). The SAR Period must expire, in all cases, not more than ten years from the SAR Grant Date.

7.02
SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the "SAR Holder"), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.03
Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the per share Option Price per Share of the Incentive Stock Option.

7.04	Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine.

7.05
Expiration of SARs. A SAR granted under this Plan shall expire on the earlier of (i) the tenth anniversary of the SARs' Date of Grant or (ii) date set forth in the SAR Award Agreement, which date shall be determined by the Committee in its sole discretion. Unless otherwise specifically provided for in the SAR Award Agreement, a Freestanding SAR granted under this Plan shall terminate according to the same rules under which a Nonqualified Stock Option would terminate in the event of a SAR Holder's termination of employment, death or Disability as provided for in the SAR Award Agreement. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.06
Adjustment of SARs. Subject to the limitations set forth below and those contained in Sections 7 and 15, the Committee may make any adjustment in the SAR exercise price, the number of Shares subject to, or the terms of, an outstanding SAR and a subsequent granting of an SAR by amendment or by substitution of an outstanding SAR. Such amendment, substitution, or re-grant may result in terms and conditions (including SAR exercise price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original SAR; provided, however, except as permitted under Section 11, the Committee may not, without stockholder approval (i) amend a SAR to reduce its exercise price, (ii) cancel a SAR and regrant a SAR with an exercise price lower than the original SAR exercise price of the cancelled SAR, (iii) cancel a SAR in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of "repricing" a SAR, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded. The Committee also may not adversely affect the rights of any SAR Holder to previously granted SARs without the consent of such SAR Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of a SAR shall be effected such that the SAR is either exempt from, or is compliant with, Code section 409A.

7.07
Payment of SAR Amount. Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.

7.08
Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by a SAR until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

VIII.    AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.01
Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.02
Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Stock Units, in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in either Shares or cash.

8.03
Restrictions. A Holder's right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including but not limited to, him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.04
Privileges of a Stockholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock; provided, however, that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.02 hereof. The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units; provided, however, in no event shall any dividend equivalents relating to Restricted Stock Units subject to one or more performance-based vesting criteria be paid unless and until the underlying Restricted Stock Units are earned. If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Stock Units shall not have any voting rights.

8.05	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.03 and 8.04:

(a)	placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;

(b)	requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;

(c)
requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)
inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.06
Termination of Service, Death, Disability, etc. Except as otherwise provided in an Award Agreement, in the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock or Restricted Stock Unit Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11 and except as otherwise provided in an Award Agreement, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock or Restricted Stock Unit Awards as to which the service period or other vesting conditions have not been satisfied shall be forfeited.

IX.    PERFORMANCE SHARES AND PERFORMANCE UNITS

9.01	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

9.02
Amount of Award. The Committee shall establish a maximum amount of a Holder's Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

9.03
Communication of Award. Written notice of the maximum amount of a Holder's Award and the Performance Period determined by Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

9.04
Amount of Award Payable. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Performance targets established by the Committee shall relate to corporate, group, unit or individual performance and may be established in terms of (i) specified levels of earnings per share from continuing operations, (ii) operating income, (iii) revenues, (iv) gross margin, (v) return on operating assets (whether all assets or designated assets), (vi) return on equity, (vii) economic value added, (viii) stock price appreciation, (ix) total stockholder return (measured in terms of stock price appreciation and dividend growth), (x) net income, (xi) debt reduction, (xii) cost control, or (xiii) such other measures or standards determined by the Committee. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individual or entities. Achievement of the maximum performance target shall entitle the Holder to payment (subject to Sections 9.05, 9.06 and 9.07) at the full or maximum amount specified with respect to the Award: provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Committee in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Committee may also establish that a portion of a full or maximum amount of a Holder's Award will be paid (subject to Section 9.05, 9.06 and 9.07) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

9.05
Adjustments. Except to the extent any Performance Share or Performance Unit Award is subject to Section 17, in which case any adjustment is subject to the limitations of Section 17.03, at any time prior to payment of a Performance Share or Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in law, regulations, or accounting practice, changes in a Holder's position within the Company, or mergers, acquisitions or divestitures.

9.06
Payment of Awards. Following the conclusion of each Performance Period, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination, as determined by the Committee. Payment shall be made in a lump sum, during the calendar year that first follows the end of the calendar year in which the applicable Performance Period ends.

9.07
Termination of Employment. If a Participant ceases to be a Service Provider for any reason other than having been terminated for Cause after the end of a Performance Period yet before receiving payment as provided for in Section 9.06, the Holder (or the Holder's Beneficiaries) shall be entitled to receive the full amount payable as soon as practicable after such amount has been determined by the Committee. Unless otherwise determined by the Committee, if a Holder ceases to be a Service Provider before the end of a Performance Period by reason of his or her death or Disability, the Performance Period for such Holder for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Holder ceased to be a Service Provider. The amount of an Award payable to a Holder to whom the preceding sentence is applicable shall be paid in a lump sum, during the calendar year that first follows the end of the calendar year in which the applicable Performance Period would have ended but for the Holder's cessation as a Service Provider and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Period during all of which said Holder was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Period. In the event a Holder is terminated as a Service Provider for Cause, either before the end of the Performance Period or after the end of the Performance Period but prior to the amount of the Award having been paid, the Holder's participation in the Plan shall cease, all outstanding Awards of Performance Shares or Performance Units to such Participant and any right to receive the payment for any Awards (whether or not any Performance Period has been completed) shall be canceled.

X.    BONUS SHARES
Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee. The Committee may grant such Bonus Shares in connection with or pursuant to another Company-sponsored compensation plan or program.
XI.    REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION

11.01
Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that within the period commencing on a Change in Control and ending on the first anniversary of the Change in Control, a Participant resigns for Good Reason or the Company terminates the Participant's employment other than for cause, each Option, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such termination of employment; provided, however, to the extent required by Code section 409A, if the Participant was a "specified employee" as defined under Code section 409A as of the time of such Participant's separation from service, no share of Restricted Stock or other Award shall become payable until six months and one day from the effective date of such Participant's separation from service.

11.02
In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to take any one or more of the following actions:

(a)	Without reducing the economic value of outstanding Awards, prescribe and amend the terms and conditions for the exercise of, or settlement of, outstanding Awards granted hereunder;

(b)	Remove restrictions on Restricted Stock, Restricted Stock Units or, as applicable, Performance Awards;

(c)	Provide that Options or SARs granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Options or SARs will expire; or

(d)	Cause any Award then outstanding to be assumed, or new rights of equivalent economic value substituted therefore, by the acquiring or surviving corporation.
Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's Shares, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.
XII.    RIGHTS OF EMPLOYEES; PARTICIPANTS

12.01
Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant's services as a Service Provider shall be determined by the Committee at the time.

12.02
Nontransferability. Except as provided in Section 12.03, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Holder's rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder's legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. "Transfers" shall not be deemed to include transfers to the Company or "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

12.03
Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred without consideration other than nominal consideration, exercised by and paid to certain persons or entities related to a Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions (a "Permitted Transferee"). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Code section 422, or such successor provision thereto, and the treasury regulations thereunder.

XIII.    GENERAL RESTRICTIONS

13.01
Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

13.02	Compliance with Securities Laws.

(a)
Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)
Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

13.03
Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such shares, (ii) specific rights or limitations with respect to the

Participant's ability to vote such shares, or (iii) a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's cessation or termination as a Service Provider.
XIV.    OTHER EMPLOYEE BENEFITS
The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute "earnings" with respect to which any other benefits of such Participant are determined, including without limitation benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.
XV.    PLAN AMENDMENT, MODIFICATION AND TERMINATION

15.01
Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

15.02
Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.03) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

15.03
Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 2.01(j) and Section 15.02), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written or electronic consent of the Holder of such Award.

XVI.    WITHHOLDING

16.01
Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.02
Withholding with Stock. For Eligible Employees, the Company may permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. For non-employees, including non-employee directors, the Company may also permit the Holder to transfer to the Company or have the Company withhold from Shares otherwise issuable to the Holder, an amount of Shares determined by the Holder necessary to cover applicable federal, state or local income or self-employment taxes relating to the exercise, vesting or payment of the Award. All elections shall be subject to the approval or disapproval of the Committee or its delegate. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:

(a)	All elections must be made prior to the Tax Date;

(b)	All elections shall be irrevocable; and

(c)
If the Holder is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

XVII.    SECTION 162(m) PROVISIONS

17.01
Limitations. Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Committee may provide that this Section 17 is applicable to such Performance Award.

17.02
Performance Goals. If a Performance Award is subject to this Section 17, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following:

(a)	Earnings (either in the aggregate or on a per-Share basis), including cash earnings per share;

(b)	Operating Profit (either in the aggregate or on a per Share basis);

(c)	Operating income (either in the aggregate or on a per Share basis);

(d)	Net income or loss (either in the aggregate or on a per-Share basis);

(e)	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per Share basis);

(f)	Cash flow provided by operations, either in the aggregate or on a per-Share basis;

(g)	Free cash flow (either in the aggregate on a per-Share basis);

(h)	Reductions in expense levels, determined either on a Corporation-wide basis or in respect of any one or more business units;

(i)	Operating and maintenance cost management and employee productivity;

(j)	Stockholder returns (including return on assets, investments, equity, or gross sales);

(k)	Return measures (including return on assets, equity, or sales);

(l)	Where applicable, growth or rate of growth of any of the above listed business criteria;

(m)
Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

(n)	Accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions;

(o)
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; and/or

(p)	Achievement of business or operational goals such as market share and/or business development;
provided that applicable incentive goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable incentive goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. As established by the Committee, the incentive goals may include, without limitation, GAAP and non-GAAP financial measures. In addition to the foregoing performance goals, the performance goals shall also include any performance goals which are set forth in the Company's Executive Annual Incentive Plan, if any, which has been approved by the Company's stockholders, which are incorporated herein by reference. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code section 162(m) and the regulations thereunder.

17.03
Adjustments. Notwithstanding any provision of the Plan other than Section 4.03 or Section 11, with respect to any Award that is subject to Section 17, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

17.04
Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 17 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Code section 162(m)(4)(B) or any successor thereto.

XVIII.    NONEXCLUSIVITY OF THE PLAN

18.01
Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, or non-employee directors generally, or to any class or group of employees, or non-employee directors, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

XIX.    REQUIREMENTS OF LAW

19.01
Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

19.02
Code Section 409A. This Plan is intended to meet or to be exempt from the requirements of Code section 409A, and shall be administered, construed and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of this Plan that would cause an Award to fail to satisfy Code section 409A or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Code section 409A or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Code section 409A.

19.03
Rule 16b-3. Transactions under the Plan and to the extent even applicable, within the scope of Rule 16b-3 are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

19.04
Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of the conflict of laws to the contrary.

APPENDIX B

=====================================================================

Euronet Worldwide, Inc.
and
Computershare Trust Company, N.A.,
as Rights Agent
Rights Agreement
Dated as of March 26, 2013
=====================================================================

RIGHTS AGREEMENT
Rights Agreement, dated as of March 26, 2013 and effective immediately following the expiration of the 2003 Rights Agreement at the close of business (each as defined herein) on April 3, 2013 (the "Agreement"), between Euronet Worldwide, Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the "Rights Agent").
RECITALS
WHEREAS, the Company is party to that certain Rights Agreement, dated as of March 21, 2003, between the Company and EquiServe Trust Company, N.A., as rights agent, (the "2003 Rights Agreement");
WHEREAS, the 2003 Rights Agreement expires by its terms at the close of business on April 3, 2013;
WHEREAS, the Board of Directors of the Company intends this Agreement to replace the 2003 Rights Agreement;
WHEREAS, on March 25, 2013, the Board of Directors of the Company adopted this Agreement and authorized and declared a dividend, effective immediately following the expiration of the 2003 Rights Agreement, of one preferred share purchase right (a "Right") for each Common Share (as defined in Section 1.9) of the Company outstanding at the close of business on April 3, 2013 (the "Record Date"), each Right initially representing the right to purchase one one-hundredth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the "Preferred Shares") of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth;
WHEREAS, the Board of Directors of the Company has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1); provided, however, that Rights may be issued with respect to Common Shares that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;
WHEREAS, the Company and the Rights Agent desire to enter into this Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
1.1    "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, and together with any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Shares of the Company then outstanding but shall not include (i) an Exempt Person (as such term is hereinafter defined) or (ii) if, as of the date hereof, any Person is the Beneficial Owner of 20% or more of the Common Shares outstanding (an "Existing Holder"), such Existing Holder shall not be or become an "Acquiring Person" unless and until such time as such Existing

Holder shall become the Beneficial Owner of one or more additional Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless, upon becoming the Beneficial Owner of such additional Common Shares, such Existing Holder is not then the Beneficial Owner of 20% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person shall be deemed to be an "Acquiring Person" unless upon becoming the Beneficial Owner of such additional Common Shares such Person does not beneficially own 20% or more of the Common Shares then outstanding. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of outstanding Common Shares that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and without any intention of changing or influencing control of the Company, and such Person divests as promptly as practicable (as determined in good faith by the Board of Directors) a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, or the Board of Directors in its sole discretion approves such beneficial ownership interest, then such Person shall not be deemed to be or have become an "Acquiring Person" for purposes of this Agreement. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.
1.2    A Person shall be deemed to be "Acting in Concert" with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (x) each Person is conscious of the other Person's conduct or intent and this awareness is an element in their decision-making processes and (y) at least one additional factor supports a determination by the Board that such Persons intended to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third Person who is also Acting in Concert with such other Person. Notwithstanding the foregoing, no Person shall be deemed to be Acting in Concert with another Person solely as a result of (i) making or receiving a solicitation of, or granting or receiving, revocable proxies or consents given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a proxy or solicitation statement filed on Schedule 14A, or (ii) soliciting or being solicited for, or tendering or receiving tenders of securities in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO.
1.3    "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations, under the Exchange Act, as in effect on the date of this Agreement.
1.4    A Person shall be deemed the “Beneficial Owner” of, and to have "beneficial ownership" of, and shall be deemed to “beneficially own” any securities (i) as to which such Person or any of such Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert, is or may be deemed to be the beneficial owner, directly or indirectly, pursuant to Rules 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act, as such Rules are in effect on the date of this Agreement; (ii) as to which such Person or any of such Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert has the right to become the Beneficial Owner (whether such right is exercisable immediately or only upon the passage of time or the occurrence of conditions), directly or indirectly, pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such first Person or any of such first Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliates or Associates of such first Person) is Acting in Concert has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) to the proviso of this sentence) or disposing of any voting securities of the Company; and (iv) that such Person or any of such Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such Person (or any of such Person's Affiliates or Associates) is Acting in Concert are determined to Constructively Own; provided, however, that a Person shall not be deemed to be the "Beneficial Owner" of, or to have beneficial ownership of, or to beneficially own, any security (A) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert until such tendered security is accepted for payment or exchange, or (B) solely because such Person or any of such Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act and pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, except if such power (or the arrangements relating thereto (whether or not in writing) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor statement). Notwithstanding the foregoing, no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity. For purposes of this Agreement, in determining the percentage of the outstanding Common Shares with respect to which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed to be outstanding

1.5    "Book-Entry" shall mean an uncertificated book-entry for Common Shares.
1.6    "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or State of Kansas are authorized or obligated by law or executive order to close.
1.7    "Close of business" on any given date shall mean 5:00 p.m., Leawood, Kansas time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Leawood, Kansas time, on the next succeeding Business Day.
1.8    A Person shall be deemed to "Constructively Own" Common Shares in respect of which such Person has a Synthetic Long Position, calculated in the manner set forth below. The number of Common Shares in respect of a Synthetic Long Position that shall be deemed to be constructively owned is the notional or other number of Common Shares in respect of such Synthetic Long Position that is specified in a filing with the Securities and Exchange Commission by such Person or any of such Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert or in the documentation evidencing such Synthetic Long Position as the basis upon which the value or settlement amount of such option, warrant, convertible security, stock appreciation right, swap agreement, or other security, contract right or derivative position, or the opportunity of the holder of such option, warrant, convertible security, stock appreciation right, swap agreement, or other security, contract right or derivative position to profit or share in any profit, is to be calculated in whole or in part, and in any case (or if no such number of Common Shares is specified in any filing or documentation) as determined by the Board of Directors in good faith to be the number of Common Shares to which such Synthetic Long Position relates. For the avoidance of doubt, a Person shall be deemed to Constructively Own Common Shares upon settlement of a Synthetic Long Position for Common Shares or upon entry into, or acquisition of, any Synthetic Long Position that was not held or maintained by such Person or any of such Person's Affiliates or Associates, or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert as of immediately prior to the first public announcement of this Agreement.
1.9    "Common Shares" when used with reference to the Company shall mean the shares of common stock, par value $.02 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such other Person or, if such Person is a Subsidiary (as such term is hereinafter defined) of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.
1.10    "Definitive Acquisition Agreement" shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of voting stock of the Company at a meeting of stockholders with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company.
1.11    "Exempt Person" shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, its fiduciary capacity, (ii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (iii) the Trust (including the trustee of the Trust with respect to any securities held by the Trust for the benefit of Persons other than the trustee and its Affiliates and Associates).
1.12    "Independent Directors" shall mean members of the Board of Directors of the Company who are not officers, employees or Affiliates (or designees of Affiliates) of the Company.
1.13    "Person" shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.
1.14    "Qualified Offer" shall mean an offer determined by a majority of the Independent Directors to have each of the following characteristics:
(i)    a fully-financed, all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the outstanding Common Shares at the same per-share consideration;
(ii)    an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;
(iii)    an offer that, within twenty Business Days after the commencement date of the offer (or within ten Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate from a financial point of view;
(iv)    if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally-recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) to have access to such offeror's books, records, management, accountants and other appropriate outside advisors for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board of Directors of the Company to evaluate the offer and make an informed decision and, if requested by the Board of Directors of the Company, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the stockholders of the Company is adequate and fair from a financial point of view and (B) within ten Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it had completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within ten Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate from a financial point of view and such investment banking firm does not, after the expiration of such ten Business Day period, render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company has become either unfair or inadequate from a financial point of view based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse effect on the value of the common stock of the offeror;

(v)    an offer that is subject to only the minimum tender condition described below in Section 1.14(viii) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;
(vi)    an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 90 Business Days and, if a Special Meeting is duly requested in accordance with Section 23.2 , for at least ten Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety Business Days following receipt of the Special Meeting Notice in accordance with Section 23.2, for at least ten Business Days following such ninety Business Day period;
(vii)    an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1.14(vi) , the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided , however, that such offer need not remain open, as a result of Section 1.14(vi) and this Section 1.14(vii), beyond (A) the time that any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under such Section 1.14(vi) and this Section 1.14(vii) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board of Directors of the Company has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;
(viii)    an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person's Affiliates and Associates) being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;
(ix)    an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;
(x)    an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;
(xi)    an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror's Chief Executive Officer and Chief Financial Officer, that (A) all facts about the offeror that would be material to making an investor's decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and
(xii)    if the offer includes non-cash consideration, (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or the Nasdaq Stock Market, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval required, such approval has already been obtained, (D) no Person (including such Person's Affiliates and Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert) beneficially owns more than 20% of the voting stock of the issuer of such common stock at the time of commencement of the offer or at any time during the term of the offer, (E) no other class of voting stock of the issuer of such common stock is outstanding and (F) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer.
For the purposes of this definition of "Qualified Offer," "fully financed" shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 23.2 shall no longer be applicable to such offer, provided that the actual redemption of the Rights pursuant to Section 23.2 shall not have already occurred.
1.15    "Shares Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.
1.16    "Synthetic Long Position" shall mean any option, warrant, convertible security, stock appreciation right, swap agreement, or other security, contract right or derivative position, whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of Common Shares or a value determined in whole or in part with respect to, or derived in whole or in part from, the value of Common Shares and that increases in value as the value of Common Shares increases or that provides to the holder an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Common Shares, in any case without regard to whether (i) such option, warrant, convertible security, stock appreciation right, swap agreement, or other security, contract right or derivative position conveys any voting rights in such securities to such Person or any of such Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such Person (or any Affiliate or Associate of such Person) is Acting in Concert, (ii) such option, warrant, convertible security, stock appreciation right, swap agreement, or other security, contract right or derivative position is required to be, or capable of being, settled through delivery of such securities, or (iii) such Person or any of such Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such Person) is Acting in Concert may have entered into other transactions that hedge the economic effects of such option, warrant, convertible security, stock appreciation right, swap agreement, or other security, contract right or derivative position. A Synthetic Long Position shall not include any interests, rights, options or other securities set forth in Rule 16a1(c)(1)-(5) or (7) of the General Rules and Regulations under the Exchange Act.
1.17    "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.
1.18    "Trigger Event" shall be deemed to have occurred upon any Person becoming an Acquiring Person.

1.19    The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
common stock equivalent	11.1.3
Committee	31
Company	Recitals
current per share market price	11.4
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.1
Exchange Consideration	27
Existing Holder	1.1
Expiration Date	7.1
Final Expiration Date	7.1
Original Rights Agreement	Recitals
Outside Meeting Date Preferred Shares	23.2 Recitals
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Resolution Redemption Price	23.2 23.1
Right	Recitals
Right Certificate	3.1
Rights Agent	Recitals
Security	11.4
Special Meeting Special Meeting Notice Special Meeting Period Spread	23.2 23.2 23.2 11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4

Section 2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine, provided, that the Rights Agent will have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent.

Section 3.    Issuance of Right Certificates.
3.1    Rights Evidenced by Share Certificates and Book-Entries. Until the earlier of (i) the close of business on the tenth Business Day after the Shares Acquisition Date or (ii) the close of business on the tenth Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates or Book-Entries for Common Shares registered in the names of the holders thereof (which certificates or Book-Entries for Common Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Shares. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board of Directors of the Company may select pursuant to this sentence), the Board of Directors may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person or any other Person (or any Affiliate or Associate of such other Person) Acting in Concert with an Acquiring Person (or any Affiliate or Associate of an Acquiring Person)), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each Common Share so held. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11.15 hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14.1 hereof) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
3.2    Summary of Rights. Commencing as promptly as practicable following the Record Date, the Company will make available a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Shares registered in the names of the holders thereof together with a copy of the Summary of Rights and the registered holders of the Common Shares shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the transfer on the Company's direct registration system of any Common Shares represented by Book-Entries or the surrender for transfer of any certificate for Common Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.
3.3    New Certificates and Book-Entries After Record Date. Subject to Section 11.1.2, Rights shall be issued in respect of all Common Shares which are issued (whether originally issued or transferred from the Company's treasury to any other Person) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 hereof, after the Distribution

Date. Certificates for Common Shares and confirmations evidencing Book-Entries which become outstanding (whether upon issuance out of authorized but unissued Common Shares, disposition out of treasury or transfer or exchange of outstanding Common Shares) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form (with appropriate modifications in the case of confirmations):
This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Euronet Worldwide, Inc. (the "Company") and Computershare Trust Company, N.A., as Rights Agent, dated as March 26, 2013, as the same may be amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. AS DESCRIBED IN THE AGREEMENT, RIGHTS WHICH ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY ACQUIRING PERSONS OR ASSOCIATES OR AFFILIATES THEREOF OR ANY OTHER PERSON (OR ANY AFFILIATE OR ASSOCIATE OF SUCH PERSON) ACTING IN CONCERT WITH SUCH PERSON (OR ANY AFFILIATE OR ASSOCIATE OF SUCH FIRST PERSON) (EACH AS DEFINED IN THE AGREEMENT) SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Shares represented by certificates and Book-Entries shall be evidenced by such certificates and Book-Entries alone, and the transfer on the Company's direct registration system of any Common Shares represented by any such Book-Entries or the surrender for transfer of any such certificates, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.
Notwithstanding this Section 3.3, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.    Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the "Purchase Price"), but the number and type of securities and the Purchase Price shall be subject to adjustment as provided herein.
Section 5.    Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, the Chief Executive Officer, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or an office designated as the appropriate place for surrender of Right Certificates upon exercise, exchange or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.
Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 7.5, Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or, following a Trigger Event, Common Shares, other securities, cash or other assets) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such Beneficial Owner (or any Affiliate or Associate of such Beneficial Owner) as the Company shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.
Subject to the provisions of Section 11.1.2 , at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.
7.1    Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-hundredths of a Preferred Share (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the "Expiration Date") that is the earliest of (i) the close of business on April 3, 2016 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 (the "Redemption Date"), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, or (iv) the time at which the Rights are exchanged as provided in Section 27.
7.2    Purchase. The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall be initially $125, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.
7.3    Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-hundredths of a Preferred Share to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.
7.4    Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14.
7.5    Full Information Concerning Ownership. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly completed and signed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such first Person (or any Affiliate or Associate of such first Person) as the Company shall reasonably request.
Section 8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9.    Reservation and Availability of Capital Stock. The Company covenants and agrees that from and after the Distribution Date it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Shares or other securities or out of its shares held in its treasury) the number of Preferred Shares (and, following the occurrence of a Trigger Event, Common Shares and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
So long as the Preferred Shares (and, following the occurrence of a Trigger Event, Common Shares and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.
The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Trigger Event, Common Shares and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Shares upon the exercise of Rights, to register and qualify such Preferred Shares under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.
The Company further covenants and agrees that it will pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares (or Common Shares and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Shares (or Common Shares and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.
Section 10.    Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares (or fractions thereof or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares (or fractions thereof or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.    Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
11.1    Post-Execution Events.
11.1.1    Corporate Dividends, Reclassifications, Etc. In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this

Section 11.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.
11.1.2    Acquiring Person Events; Triggering Events. Subject to Sections 23.1 and 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share for which a Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such Trigger Event, the number of one one-hundredths of a Preferred Share for which a Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Trigger Event) immediately prior to the first occurrence of a Trigger Event and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement except to the extent set forth in Section 13) by 50% of the current per share market price of the Common Shares (determined pursuant to Section 11.4) on the date of the first occurrence of a Trigger Event (the "Adjustment Shares"); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or beneficially owned by (1) any Acquiring Person or any Associate or Affiliate thereof or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such first Person (or any Affiliate or Associate of such first Person), (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such first Person (or any Affiliate or Associate of such first Person)) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such first Person (or any Affiliate or Associate of such first Person)) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person or a Person (or an Affiliate or Associate of such Person) Acting in Concert with such first Person (or any Affiliate or Associate of such first Person)) of such Rights shall thereafter have no rights with respect to such Rights under any provision of this Agreement or otherwise. The Company shall not enter into any transaction of the type described in this Section 11.1.2 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. The Company may require (or cause the Rights Agent or any transfer agent of the Company to require) any Person who submits a Right Certificate (or evidence of ownership of Common Shares that evidences, or but for the provisions of this Section 11.1.2 would evidence, Rights) for transfer on the registry books or to exercise the Rights represented thereby to establish to the satisfaction of the Company in its sole discretion that such Rights have not become null and void pursuant to the provisions of this Section 11.1.2.
The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or any Person (or any Affiliates or Associate of such Person) Acting in Concert with such Acquiring Person (or any Affiliates or Associates thereof) or any of their transferees hereunder.
From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.
11.1.3    Insufficient Shares. The Company may at its option substitute for a Common Share issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share. In the event that upon the occurrence of one or more of the events listed in Section 11.1.2 above there shall not be sufficient Common Shares authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional Common Shares, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price (such excess, the "Spread") and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Shares or other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, the Board of Directors of the Company has deemed in good faith to have substantially the same value as Common Shares) (each such share of preferred stock or fractions of shares of preferred stock constituting a "common stock equivalent")), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of one of the events listed in Section 11.1.2 above, then the Company shall be obligated to deliver upon the surrender for exercise of a Right and without requiring payment of the Purchase Price (other than an amount equal to the par value of the shares to be issued to the extent required by applicable law), Common Shares (to the extent available) and then, if necessary, such number or fractions of Preferred Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the first occurrence of one of the events listed in Section 11.1.2 above, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a Common Share shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Shares on such date.
11.2    Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred stock")) or securities convertible into Preferred Shares or equivalent preferred stock at a price per Preferred Share or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Shares or equivalent preferred stock) less than the current per share market price of the Preferred Shares (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares and shares of equivalent preferred stock outstanding on such record date plus the number of Preferred Shares and shares of equivalent preferred stock which the aggregate offering price of the total number of Preferred Shares and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of Preferred Shares and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Shares and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Shares and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3    Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Shares (which dividend, for purposes of this Agreement, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Shares (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.4    Current Per Share Market Value.
11.4.1    General. For the purpose of any computation hereunder, the "current per share market price" of any security other than Preferred Shares (a "Security" for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the ten (10) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of ten (10) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current per share market price" shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company.
11.4.2    Preferred Shares. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Shares cannot be determined in the manner described in Section 11.4.1, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares occurring after the date of this Agreement) multiplied by the current per share market price of the Common Shares (as determined pursuant to Section 11.4.1). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or if on any such date neither the Common Shares nor the Preferred Shares are so quoted and no such market maker is making a market in either the Common Shares or the Preferred Shares, "current per share market price" of the Preferred Shares shall mean the fair value per share as determined in good faith by the Board of Directors of the Company. For purposes of this Agreement, the "current per share market price" of one one-hundredth of a Preferred Share shall be equal to the "current per share market price" of one Preferred Share divided by 100.
11.5    Insignificant Changes. Anything to the contrary herein notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a Preferred Share or the nearest one-hundredth of a Common Share or other share or security, as the case may be.
11.6    Shares Other Than Preferred Shares. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.
11.7    Rights Issued Prior to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
11.8    Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one-hundred thousandth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase

Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
11.9    Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
11.10    Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.
11.11    Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or other such shares at such adjusted Purchase Price.
11.12    Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-hundredths of a Preferred Share and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a Preferred Share and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

11.13    Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any of the Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.
11.14    Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Shares Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
11.15    Adjustment of Rights Associated with Common Shares. Notwithstanding anything contained in this Agreement to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Shares payable in Common Shares, (ii) effect a subdivision or consolidation of the outstanding Common Shares (by reclassification or otherwise than by the payment of dividends payable in Common Shares), or (iii) combine the outstanding Common Shares into a greater or lesser number of Common Shares, then in any such case, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
Section 12.    Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail or make available a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each registered holder of Common Shares) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
13.1    Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Agreement and in lieu of Preferred Shares or Common Shares, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Shares of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided, that the price per Right so payable and the number of Common Shares of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Shares of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have sufficient number of authorized shares of capital stock that have not been issued or reserved for issuance to permit the exercise in full of all outstanding Rights under this Section 13 and unless the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall

(1)    prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;
(2)    use its best efforts, if the Common Shares of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Shares of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on such other system then in use;
(3)    deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
(4)    obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Shares of the Principal Party subject to purchase upon exercise of outstanding Rights.
In case the Principal Party has provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Shares or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Shares or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes or similar provision in connection with the issuance of the Common Shares of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

13.2    Principal Party. "Principal Party" shall mean:
(i)    in the case of any transaction described in (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Shares are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Shares of which have the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Shares of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and (ii) in the case of any transaction described in (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (A) or (B) of this Section 13.2, if the Common Shares of such Person are not at such time or have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
13.3    Approved Acquisitions. Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person's Affiliates or Associates or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such first Person (or any Affiliate or Associate of such first Person)) which agreement has been approved by the Board of Directors of the Company prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.
Section 14.    Fractional Rights and Fractional Shares.
14.1    Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board of Directors of the Company.
14.2    Cash in Lieu of Fractional Preferred Shares. The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Interests in fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one Preferred Share (as determined in accordance with Section 11.4.2) for the Trading Day immediately prior to the date of such exercise or exchange.
14.3    Cash in Lieu of Fractional Common Shares. The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share (as determined in accordance with Section 11.4.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.4    Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
Section 15.    Rights of Action. All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce this Agreement, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Agreement.
Section 16.    Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
(b)    as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed;
(c)    the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate or Book-Entry) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate or Book-Entry made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
(d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use all reasonable efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
Section 17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-hundredths of a Preferred Share or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18.    Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company to the extent it is finally determined that the Rights Agent is entitled to be indemnified by the Company.
The Rights Agent may conclusively rely on, and shall be protected and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder in reliance upon any Right Certificate or certificate for the Preferred Shares or the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice or opinion of counsel as set forth in Section 20.
Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
The provisions of this Section 18 shall survive the exercise, exchange, redemption or expiration of the Rights, the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.
Section 19.    Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20.    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations shall be read into this

Agreement against the Rights Agent) only upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
20.1    Legal Counsel. Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted by it in good faith and in accordance with such advice or opinion.
20.2    Certificates as to Facts or Matters. Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.
20.3    Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
20.4    Reliance on Agreement and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
20.5    No Responsibility as to Certain Matters. The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it have any liability for or be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it have any liability for or be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.
20.6    Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
20.7    Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of its rights hereunder from any person believed in good faith by the Rights Agent to be one of the Chairman of the Board of Directors, the

Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three business days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
20.8    Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
20.9    Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof.
20.10    Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
20.11    Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.
20.12    No Financial Liability. No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
20.13    Survival. The provisions of this Section 20 shall survive the exercise, exchange, redemption or expiration of the Rights, the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.

Section 21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and/or Preferred Shares known to the Rights Agent, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and/or Preferred Shares, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail or, if prior to the Distribution Date, through any filing made by the Company pursuant to the Exchange Act. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is authorized to do business as a banking institution in such state, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $10 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and/or Preferred Shares, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23.    Redemption.
23.1    Right to Redeem. The Board of Directors of the Company may, at its option, at any time prior to the close of business on the tenth Business Day following the Shares Acquisition Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), and the Company may, at its option, pay the Redemption Price in Common Shares (based on the "current per share market price," determined pursuant to Section 11.4, of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board of Directors. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Trigger Event until such time as the Company's right of redemption hereunder has expired. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.
23.2    Qualified Offer. If the Company receives a Qualified Offer and the Board of Directors of the Company has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualified Offer from the terms of this Agreement, in each case by the end of the ninety Business Days following the commencement of such Qualified Offer, and if the Company receives, not earlier than ninety Business Days nor later than 120 Business Days following the commencement of such Qualified Offer, a written notice complying with the terms of this Section 23.2 (the "Special Meeting Notice"), properly executed by the holders of record (excluding the Person making the Qualified Offer and such Person's Affiliates and Associates and any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert), or their duly authorized proxy, of ten percent (10%) or more of the Common Shares then outstanding, directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "Special Meeting") a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the "Redemption Resolution"), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of stockholders within ninety Business Days following receipt by the Company of the Special Meeting Notice (the "Special Meeting Period"), including by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company, at any time during the Special Meeting Period and prior to a vote on the Redemption Resolution, enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Redemption Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record of the Common Shares shall be the ninetieth Business Day following the commencement of a Qualified Offer. Any

Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth, as to the stockholders of record executing such Special Meeting Notice, (i) the name and address of such stockholders, as they appear on the Company's books and records, (ii) the number of Common Shares that are owned of record by each of such stockholders and (iii) in the case of Common Shares that are owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its fiduciary duties. In the event that (A) no Person has become an Acquiring Person prior to the effective date of redemption referred to below in this sentence, (B) the Qualified Offer continues to be a Qualified Offer prior to the last day of the Special Meeting Period (the "Outside Meeting Date") and (C) either (1) the Special Meeting is not held prior to the end of the Special Meeting Period or (2) at the Special Meeting at which a quorum is present, the holders of a majority of the Common Shares outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company (excluding Common Shares beneficially owned by the Person making the Qualified Offer and such Person's Affiliates and Associates and any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliate or Associate of such first Person) is Acting in Concert), shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed at the Redemption Price by such failure to hold the Special Meeting or as a result of the adoption of the Redemption Resolution by the stockholders of the Company (or the Board of Directors of the Company shall take such other action as may be necessary to prevent the existence of the Rights from interfering with the consummation of the Qualified Offer), such redemption to be effective, as the case may be, (x) as of the close of business on the Outside Meeting Date if a Special Meeting is not held on or prior to such date or (y) if a Special Meeting is held on or prior to the Outside Meeting Date, as of the date on which the results of the vote adopting the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting.
23.3    Redemption Procedures. Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption) under Section 23.1 or the effectiveness of a redemption of the Rights pursuant to Section 23.2, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Shares prior to the Distribution Date.
Section 24.    Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Shares Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Shares), or (b) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type described in Section 1.3(ii)(A)(z)), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Shares and/or Common Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares and/or Common Shares, whichever shall be the earlier.
The Company shall give the Rights Agent prompt notice of the occurrence of a Distribution Date.
In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Preferred Shares shall be deemed thereafter to refer to Common Shares and/or, if appropriate, other securities.
Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given.
Section 25.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Euronet Worldwide, Inc. 3500 College Boulevard Leawood, Kansas 66211 Attention: Chief Executive Officer
Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A. 250 Royall Street Canton, Massachusetts 02021 Attn: Client Services
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 26.    Supplements and Amendments. For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares; provided, however, that no such amendment or supplement shall change the Final Expiration Date to a date later than April 3, 2016. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any Person (or any Affiliate or Associate of such Person) Acting in Concert with an Acquiring Person (or any of its Affiliates or Associates)), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable other than in accordance with this sentence; provided further, that the right of the Board of Directors to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding the foregoing, the Rights Agent may, but will not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent's rights, duties, responsibilities, immunities or liabilities hereunder.
Section 27.    Exchange.
27.1    Exchange of Common Shares for Rights. The Board of Directors of the Company may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Shares for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Consideration"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Shares then outstanding. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.
27.2    Exchange Procedures. Immediately upon the action of the Board of Directors of the Company ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.
27.3    Insufficient Shares. The Company may at its option substitute, and, in the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Shares as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one Preferred Share (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one Common Share (determined pursuant to Section 11.4) as of the date of such exchange.
27.4    Prior to effecting an exchange pursuant to this Section 27, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement (the "Trust Agreement") in substantially the form attached hereto as Exhibit D. If the Board of Directors so directs the Company to enter into the Trust Agreement, at the Effective Time (as defined in the Trust Agreement), the Company shall issue to the trust created by the Trust Agreement (the "Trust") all of the Common Shares and other securities, if any, distributable pursuant to the exchange (which, for the avoidance of doubt, shall not include any shares or other securities distributed pursuant to the Initial Distribution (as defined in the Trust Agreement)), along with any dividends or distributions made on such Common Shares or other securities after the Effective Time (as defined in the Trust Agreement), and all stockholders entitled to distribution of such Common Shares or other securities (and any dividends and distributions made thereon after the Effective Time (as defined in the Trust Agreement)) shall be entitled to receive distribution of such Common Shares or other securities (and any dividends or distributions made thereon after the Effective Time (as defined in the Trust Agreement)) from the Trust solely upon compliance with all relevant terms and provisions of the Trust Agreement.
Section 28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).
Section 30.    Determination and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.
Section 31.    Review by Independent Directors. A committee of Independent Directors (the "Committee"), which shall be the Nominating & Corporate Governance Committee of the Board of Directors of the Company (or any successor committee) as long as the members of such committee meet such requirements, shall review and evaluate this Agreement at least annually in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company and the stockholders of the Company. Following each such review, the Committee shall communicate its conclusions to the full Board of Directors of the Company, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. The Committee, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the power and authority (a) to set its own agenda, (b) to retain, at the expense of the Company, its choice of legal counsel, investment bankers and other advisors and (c) to review all information of the Company and to consider any and all factors it deems relevant to an evaluation of whether this Agreement should be modified or the Rights should be redeemed.
Section 32.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
Section 33.    Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 34.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 35.    Descriptive Heading. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 36.     Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.
EURONET WORLDWIDE, INC.

By:            _
    Name:
    Title:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
    Name:
    Title:

EXHIBIT A
AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

EURONET WORLDWIDE, INC.

Pursuant to Sections 151 and 103 of the General Corporation Law
of the State of Delaware
Euronet Worldwide, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on March 25, 2013.
FIRST: That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Corporation's Certificate of Incorporation, as amended, the Board of Directors on March 20, 2003, adopted a resolution creating a series of 300,000 shares of preferred stock designated as Series A Junior Participating Preferred Stock.
SECOND: That no shares of Series A Junior Participating Preferred Stock have been issued.
THIRD: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, the Board of Directors on March 25, 2013 duly adopted the following resolution amending and restating the provisions of the Series A Junior Participating Preferred Stock.:
RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the terms of a series of Preferred Stock, par value $.02 per share, designated as the Series A Junior Participating Preferred Stock are hereby amended and restated in their entirety, so that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof as follows:
Section 1.    Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
Section 2.    Dividends and Distributions.

(A)    Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.02 per share (the "Common Stock"), of the Corporation, and of any other stock ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)    The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(C)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:
(A)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)    Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C)    Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4.    Certain Restrictions.
(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv)    redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5.    Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 6.    Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.
(A)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(B)    Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
Section 7.    Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.    No Redemption. The shares of Series A Preferred Stock shall not be redeemable by the Company.
Section 9.    Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation's Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred Stock.
Section 10.    Amendment. At any time any shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a single class.
Section 11.    Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.
FOURTH: That this Amended and Restated Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock shall not become effective until 5:00 p.m., Leawood, Kansas time, on April 3, 2013.
IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation as of this ____ day of ___________, 2013.

By:            _
    Name:    Jeffrey B. Newman
    Title:    Executive Vice President & General
Counsel

EXHIBIT B
[Form of Right Certificate]
Certificate No. R-                                _______ Rights
NOT EXERCISABLE AFTER APRIL 3, 2016 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN OR IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 1.3(ii)(A)(z) OF THE AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE AGREEMENT), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON OR ASSOCIATES OR AFFILIATES THEREOF OR ANY OTHER PERSON (OR ANY AFFILIATE OR ASSOCIATE OF SUCH PERSON) ACTING IN CONCERT WITH SUCH PERSON (OR ANY AFFILIATE OR ASSOCIATE OF SUCH FIRST PERSON) (EACH AS DEFINED IN THE AGREEMENT) (AS DEFINED IN THE AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
Right Certificate
Euronet Worldwide, Inc.
This certifies that, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of __________, 2013, as the same may be amended from time to time (the "Agreement"), between Euronet Worldwide, Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. Leawood, Kansas time on April 3, 2016 at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-hundredth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $.02 per share (the "Preferred Shares") of the Company, at a purchase price of $___ per one one-hundredth of a Preferred Share, subject to adjustment (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of __________, 20__ based on the Preferred Shares as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Agreement. As provided in the Agreement, the Purchase Price and the number of Preferred Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Trigger Events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a Preferred Share as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Agreement, the Board of Directors may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $.01 per Right or (ii) exchange Common Shares for the Rights evidenced by this Certificate, in whole or in part.
No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.
If any term, provision, covenant or restriction of the Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _______________, 20__.
Attest:                        Euronet Worldwide, Inc.

By:_______________________________    By:_________________________________
    Title:                        Title:
Countersigned:
Computershare Trust Company, N.A., as Rights Agent
By:_____________________________
    Authorized Signature

[Form of Reverse Side of Right Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)
FOR VALUE RECEIVED _______________________________________________________
hereby sells, assigns and transfers unto _____________________________________
______________________________________________________________________________
        (Please print name and address
            of transferee)
Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated:____________________________
____________________________________
                        Signature
Signature Guaranteed:
__________________________________
Signatures must be medallion guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
______________________________________________________________________________
The undersigned hereby certifies that:
(1) the Rights evidenced by this Right Certificate are not beneficially owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such Acquiring Person (or any Affiliate or Associate of such Acquiring Person); and
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such Acquiring Person (or any Affiliate or Associate of such Acquiring Person).
Dated:                            ____________________________________
                            Signature

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise the Right Certificate.)
To: Euronet Worldwide, Inc.
The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:
_________________________________________________
(Please print name and address)
_________________________________________________
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
_________________________________________________
    (Please print name and address)
_________________________________________________
Dated: __________________                ____________________________________
                            Signature
Signature Guaranteed:
__________________________________
Signatures must be medallion guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
The undersigned hereby certifies that:
(1) the Rights evidenced by this Right Certificate are not beneficially owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such Acquiring Person (or any Affiliate or Associate of such Acquiring Person); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof or any Person (or any Affiliate or Associate of such Person) Acting in Concert with an Acquiring Person (or any Affiliate or Associate thereof).
Dated: __________________                ____________________________________
                            Signature
______________________________________________________________________________
NOTICE
The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate or any Person (or any Affiliate or Associate of such Person) Acting in Concert with an Acquiring Person (or any Affiliate or Associate thereof) and such Assignment or Election to Purchase will not be honored.

EXHIBIT C
As described in the Rights Agreement, Rights which are held by or have been held by an Acquiring Person or Associates or Affiliates thereof or any Person (or any Affiliate or Associate of such Person) Acting in Concert with such Acquiring Person (or any Affiliate or Associate of such Acquiring Person) (each as defined in the Rights Agreement) and certain transferees thereof shall become null and void and will no longer be transferable.
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES
On March 25, 2013, the Board of Directors of Euronet Worldwide, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each share of common stock, $.02 par value (the "Common Shares"), of the Company outstanding at the close of business on April 3, 2013 (the "Record Date"). As long as the Rights are attached to the Common Shares, the Company will issue one Right (subject to adjustment) with each new Common Share so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (the "Preferred Shares") at a price of $125 per one one-hundredth of a Preferred Share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of March 26, 2013, as the same may be amended from time to time (the "Agreement"), between the Company and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent").
Until the earlier to occur of (i) ten (10) business days following a public announcement that (or a majority of the Board of Directors of the Company becoming aware that) a person or group of affiliated or associated persons or any person acting in concert (as defined in the Rights Agreement) with any of the foregoing (each such person or group of affiliated or associated persons or any person acting in concert with any of the foregoing referred to herein as an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the Common Shares (including, without duplication, the number of Common Shares that are deemed to be constructively owned (as defined in the Rights Agreement) through synthetic long positions (as defined in the Rights Agreement) or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons or any person acting in concert with any of the foregoing becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person, (the earlier of (i) and (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates or shares held in uncertificated book-entry form outstanding as of the Record Date, by such Common Share certificate or confirmation evidencing Common Shares in book-entry form together with a copy of this Summary of Rights.
The Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates or confirmations evidencing shares held in uncertificated book-entry form issued after the close of business on the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Agreement by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the transfer on the Company's direct registration system of any Common Shares represented by any such book-entries or the surrender for transfer of any certificates for Common Shares, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the

Rights associated with the Common Shares represented by such certificate or such book-entry. As soon as practicable following the Distribution Date, separate certificates or book-entry statements evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates or book-entry statements alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire on April 3, 2016, subject to the Company's right in certain circumstances to extend such date (the "Final Expiration Date"), unless earlier redeemed or exchanged by the Company or terminated.
Each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per Common Share. In the event of the liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. Preferred Shares will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Share's dividend, liquidation and voting rights, the value of one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.
The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Shares (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).
In the event that a Person becomes an Acquiring Person, or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person or any person acting in concert with any of the foregoing and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then current Purchase Price of the Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person and certain transferees thereof, which will have become void), in whole or in part, for Common Shares at an exchange rate of one Common Share per Right (subject to adjustment).
No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares or Common Shares will be issued (other than fractions of Preferred Shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Shares or Common Shares on the last trading date prior to the date of exercise.
The Rights may be redeemed in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") by the Board of Directors at any time prior to the close of business on the tenth business day following notice to a majority of the Board of Directors or the public announcement or public disclosure by the Company or an Acquiring Person that an Acquiring Person has become such. In addition, if a Qualified Offer (as described below) is made, the record holders of 10% of the outstanding shares of Common Stock may direct the Board of Directors of the Company to call a special meeting of stockholders to consider a resolution authorizing a redemption of all Rights. If the special meeting is not held within 90 business days of being called (subject to extension under certain circumstances) or if, at the special meeting, the holders of a majority of the shares of Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Board will redeem the Rights or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer.
A Qualified Offer is an offer determined by a majority of the Independent Directors of the Company to be a fully-financed offer for all outstanding shares of Common Stock at a per share offer price as to which a nationally recognized investment banking firm retained by the Board of Directors of the Company has not rendered an opinion to the Board of Directors that such price is either unfair or inadequate from a financial point of view, and meeting certain other conditions. A Qualified Offer is conditioned upon a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of Common Stock not tendered for the same consideration. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded company, and the board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for at least 90 business days following commencement.
The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.
Any of the provisions of the Agreement may be amended by the Board of Directors of the Company for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person or any person acting or in concert with any of the foregoing).
A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

EXHIBIT D
TRUST AGREEMENT
TRUST AGREEMENT dated as of ________ __, 20__ (this "Trust Agreement" or this "Agreement") between Euronet Worldwide, Inc., a Delaware corporation, as depositor (the "Depositor"), and _____________________, as trustee (the "Trustee").
ARTICLE I.

ORGANIZATION
Section 1.1    Creation of Trust. The Depositor and the Trustee hereby create a trust (the "Trust") on the terms and conditions set forth herein for the benefit of the Depositor. The Trust shall be known as "Euronet Worldwide Rights Exchange Trust," in which name the Trustee may conduct the business of the Trust, make and execute contracts, and sue and be sued. It is the intention of the parties hereto that the Trust created hereby constitutes a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. (the "Delaware Statutory Trust Act") and that this Agreement constitute the governing instrument of the Trust. The Trustee is hereby authorized and directed to execute and file a certificate of trust with the Secretary of State of the State of Delaware in the form attached hereto as Exhibit A.
Section 1.2    Situs of Trust. The Trust will be located and administered in the State of Delaware. The only office of the Trust will be at the Corporate Trust Office of the Trustee within the State of Delaware.
Section 1.3    Appointment of Trustee. The Depositor hereby appoints the Trustee as trustee of the Trust, effective immediately following the distribution of Common Shares issued pursuant to the Exchange to Persons which have provided verification that such Person is not an Acquiring Person or any Associate or Affiliate thereof or a Person (or an Affiliate or Associate of such Person) Acting in Concert with an Acquiring Person (or an Affiliate or Associate of such Acquiring Person) (the "Initial Distribution") (the "Effective Time"), to have all the rights, powers and duties set forth herein. The Trustee hereby accepts such appointment and declares that it will hold the Trust Estate (as defined herein) upon the trusts set forth herein and for the use and benefit of the Beneficiaries (as defined herein).
Section 1.4    Purposes and Powers of the Trust. The purposes of the Trust are, and the Trust shall have the power and authority, to engage in the following activities:
(a)    to accept and hold the Trust Estate;
(b)    to distribute the Trust Estate to the Beneficiaries pursuant to the terms hereof; and
to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
Section 1.5    Transfer to Trust. At the Effective Time, the Depositor shall transfer and deposit into the Trust, for the purposes set forth herein, that number of Common shares equal to (a) the total number of Common Shares issued pursuant to the Exchange less (b) that number of shares of Common Stock distributed in connection with the Initial Distribution. Such deposit, together with any dividends or distributions thereon made after the Effective Time and all other assets or rights held from time to time by the Trust, shall constitute the "Trust Estate." In connection with such initial deposit, at the Effective Time, the Depositor shall deliver, or cause to be delivered, to the Trustee written confirmation of the number of Common Shares that have been issued in the name of the Trust. In connection with each deposit made after the Effective Time, the Depositor shall deliver, or cause to be delivered, to the Trustee a written notice describing the assets so deposited and the rights of the Beneficiaries with respect thereto.
Section 1.6    Title to Trust Property. Legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be.
ARTICLE II.

BENEFICIARIES
Section 2.1    Beneficiaries. The Persons entitled to participate in the exchange of Rights declared on _________, 20__ (the "Exchange") and who have not received shares of the Depositor's common stock, par value $0.02 per share, in the Initial Distribution shall automatically, and without any action being required of such Persons, be the beneficial owners (each, a "Beneficiary" and collectively, the "Beneficiaries") of the Trust, each owning the same number of Beneficial Interest Units as Common Shares distributable to such Beneficiary pursuant to the Exchange (together with any dividends and distributions thereon made after the Effective Time). For purposes of this Trust Agreement, "Beneficial Interest Units" shall mean equal units of the undivided beneficial interest (as provided in this Trust Agreement) of the Beneficiaries in the Trust Estate. The Beneficial Interest Units shall be uncertificated. For the avoidance of doubt, [insert name of Acquiring Person] and any Affiliates or Associates of [insert name of Acquiring Person] and any Person (or any Affiliate or Associate of such Person) Acting in Concert with [insert name of Acquiring Person] (or any Affiliate or Associate of [insert name of Acquiring Person]) shall not be Beneficiaries of the Trust.
Section 2.2    Transfer of Beneficial Interest Units. Beneficial Interest Units may not be transferred in any manner whatsoever (including, without limitation, by sale, exchange, gift, pledge or creation of a security interest) except (a) by bequest or inheritance in the case of an individual Beneficiary, or (b) by operation of law.
ARTICLE III.

DECLARATION OF TRUST
Section 3.1    Declaration of Trust. The Trustee hereby declares that it will hold the Trust Estate and all other assets and documents delivered to it pursuant to this Trust Agreement, in trust upon and subject to the conditions set forth herein for the use and benefit of the Beneficiaries. The Trust is being established by the Depositor for the protection and conservation of the Trust Estate.
ARTICLE IV.

DISTRIBUTIONS OF TRUST ESTATE
Section 4.1    Distributions. Each Beneficial Interest Unit shall entitle the holder thereof to distribution of a like number of Common Shares from the Trust upon the terms and conditions provided herein, plus any dividends or distributions on the underlying shares of Common Stock made after the Effective Time. The Trustee shall distribute shares of Common Stock (plus any dividends or distributions on the underlying Common Shares made after the Effective Time) to a Beneficiary that has complied with Section 4.2 hereof as promptly as practicable following the date on which such Beneficiary has provided the Trustee with the certification required by Section 4.2 hereof. Upon receipt of the certification of a Beneficiary required by Section 4.2 hereof, the Trustee shall (i) notify [insert name of transfer agent] (or any successor transfer agent) and the Depositor of the name of such Beneficiary and the number of shares of Common Stock requested by such certifying Beneficiary and (ii) submit a transfer instruction, to [insert name of transfer agent] (or any such successor transfer agent), directing the transfer of the requested number of Common Shares held by the Trust to the certifying Beneficiary.
Upon the distribution of Common Shares (plus any dividends or distributions on the underlying Common Shares made after the Effective Time) to a Beneficiary such Beneficiary’s Beneficial Interest Units shall be automatically terminated and such Beneficiary will cease to be a Beneficiary of the Trust thereupon. In the event that there are insufficient Common Shares or other assets held by the Trust to honor all requests for distribution made in compliance with this Agreement and received by the Trustee, the Trustee shall notify the Depositor of such deficiency, and the Depositor shall use its best efforts to cause to be issued or delivered to the Trust such number of shares and such other assets as shall be necessary to satisfy such deficiency.
Section 4.2    Certification of Beneficiary Status. As a condition to its receipt of any distribution from the Trust, each Beneficiary that is or was a registered owner of Common Shares on the books and records of the Depositor must provide the Trustee with the certification as to Beneficiary status in the form attached hereto as Exhibit B, and each Beneficiary that holds or held its shares beneficially in "street name" must provide the Trustee with the certification as to Beneficiary status in the form attached hereto as Exhibit C. The Trustee shall be fully protected in relying upon such certification and shall have no duty or obligation to verify the status of a Beneficiary or the accuracy of such Beneficiary’s claim to its respective portion of the Trust Estate. Notwithstanding anything to the contrary set forth herein, the Depositor, in its absolute discretion, may exempt any Beneficiary from the requirement to provide any such certification by furnishing to the Trustee written notice specifying the identity of the Beneficiary and the number of Beneficial Interest Units held thereby and representing that the Depositor has declared such Beneficiary to be exempt from such requirement (and the Trustee, in making a distribution to any such Beneficiary, shall be fully protected in relying on the Depositor’s representation that such Beneficiary is exempt from such requirement). Upon receipt of any such notice, the Trustee shall distribute to the relevant Beneficiary that portion of the Trust Estate represented by such Beneficiary’s Beneficial Interest Units and, upon such distribution, such Beneficiary’s Beneficial Interest Units shall be automatically terminated and such Beneficiary shall cease to be a Beneficiary of the Trust.
Section 4.3    Dividends.
4.3.1    Cash Dividends. The Trustee shall receive and hold, subject to the terms of this Agreement, any dividends or distributions declared and paid on the shares included in the Trust Estate (which dividends or distributions shall become part of the Trust Estate) and shall distribute such dividends or distributions to the Beneficiaries in proportion to their respective interests therein in accordance with the terms of this Agreement, such distribution to be equivalent to the dividends or distribution which each respective holder would have otherwise been entitled to receive had such shares not then been included in the Trust Estate at the time of the payment of the dividend or distribution. Payment of any such dividends or distributions shall be made by check or wire transfer as a one-time disbursement at the time of the distribution to such Beneficiary of its respective portion of the Trust Estate.
4.3.2    Trust Account; Money Need Not Be Segregated. (a) If the Trustee shall receive any dividends or distributions on the Trust Estate, the Trustee shall establish and maintain with itself a non-interest bearing trust account (the "Trust Account"), into which it shall deposit, on the same day as received, such dividends or distributions and any future dividends or distributions received by it, for disbursement to the Beneficiaries in accordance with Section 4.3.1 above. No monies received by the Trustee need be segregated in any manner except to the extent required by law, and the Trustee shall not be liable for any interest thereon.
Section 4.4    Stock Dividends and Other Distributions. The Trustee shall receive and hold, subject to the terms of this Agreement, any securities of the Company issued in respect of the shares included in the Trust Estate by reason of any capital reorganization, stock split, combination, stock dividend or other distribution, including through any exchange of rights (which securities shall become part of the Trust Estate), and shall deliver such securities to the Beneficiaries in proportion to their respective interests therein in accordance with the terms of this Agreement.
Section 4.5    Merger, Consolidation and Dissolution. In connection with any merger, consolidation or dissolution involving the Company or any Common Shares of the Company or other voting securities held in the Trust immediately prior to the effective time of such merger, consolidation or dissolution, such Common Shares and other voting securities, if any, shall be converted at the effective time of such merger or consolidation into shares of stock or other equity interests of the surviving or resulting entity of such merger or consolidation on the same terms as are provided for all other shares of Common Stock of the Company or voting securities under the agreement of merger or consolidation, as the case may be, or shall be converted at the effective time of such merger or dissolution into the right to receive the consideration payable in connection with such merger or dissolution on the same terms as are provided for all other Common Shares of the Company or voting securities under the agreement of merger or plan of dissolution, as the case may be, and the Trustee shall hold all shares or other equity interests of the surviving or resulting entity into which the Common Shares or other voting securities were directly converted (which shares or other equity interests shall become part of the Trust Estate), or shall take all actions necessary to receive and hold the consideration payable in connection with any merger or dissolution (which consideration shall become part of the Trust Estate), in each case for the benefit of the Beneficiaries, and shall deliver such shares or other equity interests or such consideration, as the case may be, to the Beneficiaries in proportion to their respective interests therein in accordance with the terms of this Agreement. If the Trustee shall receive cash as consideration in connection with any transaction described in this Section 4.3.4, the Trustee shall establish and maintain with itself a non- interest bearing Trust Account into which it shall deposit, on the same day as received, the amount received by it, for disbursement to the Beneficiaries in accordance with this Agreement.
ARTICLE V.

DEPOSITOR’S AGREEMENTS
The Depositor acknowledges and agrees as follows:
Section 5.1    Compensation and Indemnification of the Trustee. The Depositor hereby agrees to (i) compensate the Trustee in accordance with a separate fee agreement with the Trustee, (ii) reimburse the Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts) and (iii) indemnify, defend and hold harmless the Trustee and any of the officers, directors, employees and agents of the Trustee (the "Indemnified Persons") from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, "Liabilities"), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Depositor shall not be required to indemnify any Indemnified Person for any Liabilities which are a result of the willful misconduct of such Indemnified Person or the bad faith violation by such Indemnified Person of the implied contractual covenant of good faith and fair dealing. To the fullest extent permitted by law, Liabilities to be incurred by an Indemnified

Person shall, from time to time, be advanced by, or on behalf of, the Depositor prior to the final disposition of any matter upon receipt by the Depositor of an undertaking by, or on behalf of, such Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified under this Trust Agreement. This Section shall survive the termination of the Trust and the Trust Agreement.
ARTICLE VI.

CONCERNING THE TRUSTEE
Section 6.1    Authority of Trustee; Voting.
6.1.3    General Authority. The Trustee is hereby authorized to take all actions required of it pursuant to this Trust Agreement, including, without limitation, executing and delivering, on behalf of the Trust, each certificate or other document attached to this Trust Agreement as an exhibit and any other amendment or other agreement or instrument described herein, all as approved by the Depositor, as evidenced conclusively by the Trustee’s execution thereof. In addition to the foregoing, the Trustee is authorized, but shall not be obligated, to take such actions as the Depositor may from time to time direct in writing.
6.1.4    Voting. The Trustee shall hold any and all Common Shares and any other voting securities of the Depositor (the "voting securities") included in the Trust Estate under the terms and conditions of this Agreement. The Trustee shall, on behalf of the Trust, have full power and authority, and is hereby fully and exclusively empowered, authorized and obligated: (i) to vote in person or by proxy all such voting securities at all meetings of the stockholders of the Depositor, or (ii) to give written consents in lieu of voting such shares at a meeting of the stockholders of the Depositor, in either case in respect of any and all matters on which such shares are entitled to vote under the certificate of incorporation of the Company or applicable law, including, but not limited to, the election of directors, any merger or consolidation, the sale of all or substantially all of the Depositor’s assets, a dissolution of the Depositor and any amendments to the Depositor’s certificate of incorporation. The Trustee shall have no authority or obligation to exercise discretion in respect of the vote to be cast, but instead shall vote (in person or by proxy or by written consent) such voting securities on any matter on which such shares are so entitled to vote in the same proportion as all voting securities of the Depositor (other than the voting securities included in the Trust Estate) are voted on such matter. The Trustee’s power and obligation to vote such voting securities held under this Agreement and to give written consents in respect thereof pursuant to this Agreement shall be irrevocable for the term of this Agreement. The Trustee (i) shall have the right to waive notice of any meeting of stockholders of the Depositor in respect of such shares and (ii) may exercise any power or perform any act hereunder by an agent or attorney duly authorized and appointed by him. In furtherance of the foregoing, the Trustee shall execute and deliver an irrevocable proxy in the form attached hereto as Exhibit D, granting the proxy or proxies named therein to cause the voting securities of the Trust to be voted in accordance with this Section 6.1.2.
Section 6.2    Not Acting in Individual Capacity. Except as expressly provided herein, in accepting the trusts hereby created, the Trustee acts solely as trustee hereunder and not in its individual capacity; and all Persons, having any claim against the Trustee by reason of the transactions contemplated hereunder shall have recourse solely to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof. The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Trust Agreement and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee.
Section 6.3    Interpretation of Trust Agreement. In the event that the Trustee is uncertain as to the application of any provision of this Trust Agreement or any other agreement relating to the transactions contemplated hereby, or such provision is ambiguous as to its application or is, or appears to be, in conflict with any other applicable provision hereof, or in the event that this Trust Agreement permits any determination by the Trustee or is silent or incomplete as to the course of action which the Trustee is required to take with respect to a particular set of facts, the Trustee may seek instructions from the Depositor and shall not be liable to any Person to the extent that it acts in good faith in accordance with the instructions of the Depositor; provided, that if the Trustee shall not have received written instructions from the Depositor pursuant to its request within 10 days after the date of such request (or within such shorter period as may be requested and required under the circumstances), until instructed otherwise by the Depositor, the Trustee may, but shall be under no duty to, take or refrain from taking such action as it shall deem advisable in the best interests of the Depositor and/or the Trustee.
Section 6.4    Standard of Care. The Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Trust Agreement. To the fullest extent permitted by law, including Section 3806 of the Delaware Statutory Trust Act, the Trustee shall only have the express duties (including fiduciary duties) provided herein and to the extent the express provisions of this Trust Agreement restrict or eliminate such duties (including fiduciary duties) the terms of this Trust Agreement shall prevail. The Trustee shall have no liability to the Depositor or the Beneficiaries under any circumstances except that the Trustee shall be liable (i) for its own willful misconduct or bad faith violation of the implied contractual covenant of good faith and fair dealing, (ii) for liabilities that may result from any representation or warranty of the Trustee hereunder being untrue or inaccurate and (iii) for any taxes based on or measured by any fees, commissions or compensation received by the Trustee for acting as trustee or for services rendered in connection with the transactions contemplated hereby. In particular, but not by way of limitation:
(i)    The Trustee shall not be personally liable for any error of judgment made in good faith;
(ii)    The Trustee shall not be required to take any action that is inconsistent with the purposes of the Trust set forth in Section 1.4;
(iii)    No provision of this Trust Agreement shall require the Trustee to expend or risk its personal funds, or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
(iv)    Under no circumstances shall the Trustee be personally liable for any indebtedness or obligation of the Trust;
(v)    The Trustee shall not be liable for the default or misconduct of the Depositor, [insert name of Transfer Agent] (or any successor transfer agent or exchange agent), the Depository Trust Company, any Beneficiary or any other Person and shall not be liable for any act or omission taken at the direction of the Depositor;
(vi)    The Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, war or other circumstances beyond its control, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the Terms of this Trust Agreement provide shall or may be done or performed;
(vii)    In no event whatsoever shall the Trustee be liable for any representation, warranty, covenant, agreement, indebtedness or other obligation of the Trust;
(viii)    The Trustee shall not be liable for any action it takes or omits to take in good faith reliance on the certification of a Beneficiary, or the written instruction of the Depositor; and

(ix)    Every provision of this Trust Agreement relating to the Trustee shall be subject to the provisions of this Section 6.4.
Section 6.5    Reliance on Writings, Use of Agents, Etc. The Trustee shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper (including deliveries contemplated by Section 4.2 hereof) reasonably believed by it to be genuine and reasonably believed by it to be signed or sent by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Depositor or a Beneficiary mentioned herein, shall be sufficiently evidenced by written instruments signed by the Depositor or a Beneficiary. The Trustee may accept a copy of a resolution of the Board of Directors of the Depositor, certified by the Secretary or an Assistant Secretary of the Depositor as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by such Person and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Trustee may for all purposes hereof rely on a certificate, signed by the Depositor or a Beneficiary, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the performance of its duties hereunder, the Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or, at the expense of the Depositor, through agents or attorneys and may, at the reasonable expense of the Depositor, consult with counsel, accountants and other skilled Persons to be selected and employed by it or them, and the Trustee shall not be liable for anything done, suffered or omitted by it, in good faith and in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons appointed with due care and the Trustee shall not be liable for the negligence of any such agent, attorney, counsel, accountant or other skilled Person appointed by it or them, as applicable, with due care hereunder. Notwithstanding any other provision contained herein, the Trustee shall not be required to confirm or verify that a person purporting to be a Beneficiary is in fact a Beneficiary and shall not be required confirm or verify that such person is entitled to the shares of Common Stock it requests.
Section 6.6    No Action Except Under Specified Documents or Instructions. The Trustee shall not manage, control, use, operate, lease, sell, dispose of or otherwise deal with the Trust Estate except (i) in accordance with the terms of this Trust Agreement, (ii) in accordance with the powers granted to, or the authority conferred upon, the Trustee pursuant to this Trust Agreement or (iii) in accordance with written instructions from the Depositor pursuant to Section 6.1.1 or 6.3 hereof. The Trustee shall not be required to take any action under this Trust Agreement unless the Trustee shall have been indemnified by the Depositor, in manner and form satisfactory to the Trustee, against any liability, cost or expense (including counsel fees and disbursements) which may be incurred in connection therewith; and if the Depositor shall have directed the Trustee to take any such action or refrain from taking any action, the Depositor agrees to furnish such indemnity as shall be required and, in addition, to pay the reasonable compensation of the Trustee for the services performed or to be performed by it pursuant to such direction. The Trustee shall not be required to take any action under this Trust Agreement if the Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Trust Agreement or is otherwise contrary to law. The Trustee shall be under no obligation to institute, conduct or defend any litigation, at the request, order or direction of the Beneficiaries or any other Person, unless such Beneficiaries have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee (including, without limitation, the reasonable fees and expenses of its counsel) therein or thereby, including such advances as the Trustee shall request.

Section 6.7    Exculpatory Provisions. Any and all exculpatory provisions, immunities and indemnities in favor of the Trustee under this Trust Agreement shall inure to the benefit of the Trustee in its individual capacity or as a party to any agreement referred to herein or therein.
Section 6.8    Trustee Not Liable for Trust Estate. The recitals contained herein shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Trust Agreement or of any related documents. The Trustee shall at no time have any responsibility or liability for or with respect to the genuineness, sufficiency or validity of the Trust Estate.
Section 6.9    Trustee May Own Beneficial Unit Interests or Common Stock. The Trustee in its individual or any other capacity may become the owner or pledgee of Beneficial Unit Interests or Common Shares of the Depositor and may deal with the Beneficiaries and the Depositor in banking transactions with the same rights as it would have if it were not the Trustee.
Section 6.10    Certain Rights of the Trustee. Notwithstanding anything contained herein to the contrary, the Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state securities law, the Employee Retirement Income Security Act, the Investment Company Act of 1940, any other applicable law, or the provisions of this Trust Agreement. The Trustee shall have no duty or obligation to prepare or file any tax returns or other filings on behalf of the Trust, all of which shall be prepared or filed or be caused to be prepared or filed by the Depositor on behalf of the Trust. Except as expressly provided herein, the Trustee shall have no duty to (i) see to any recording or filing of any document, see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iii) to confirm or verify any financial statements or to inspect the Depositor’s books and records at any time.
ARTICLE VII.

RESIGNATION AND REMOVAL OF TRUSTEE;
APPOINTMENT OF SUCCESSORS; CO-TRUSTEE
Section 7.1    Resignation; Successor Trustee. The Trustee or any successor thereto may, with respect to the Trust, resign at any time without cause by giving at least 30 days’ prior written notice to the Depositor, such resignation to be effective upon the acceptance of appointment of a successor trustee as hereinafter provided. In addition, the Depositor may at any time with respect to the Trust Estate remove the Trustee without cause by an instrument in writing, delivered to the Trustee, such removal to be effective upon the acceptance of appointment by the successor trustee as hereinafter provided. In the case of the resignation or removal of the Trustee, the Depositor shall appoint, subject to Section 7.3 hereof, a successor Trustee or Trustees by an instrument signed by the Depositor. If the Depositor shall not have appointed a successor Trustee or Trustees within 30 days after such resignation or removal, the Trustee shall continue as Trustee and may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor or successors shall have been appointed by the Depositor as above provided; any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee thereafter appointed by the Depositor.
A successor Trustee hereunder shall be deemed a Trustee for all purposes hereof, and each reference herein to the Trustee shall thereafter be deemed to include such successor.

Section 7.2    Acceptance of Appointment. Any successor Trustee, whether appointed by a court, the Depositor or the Trustee, shall execute and deliver to its predecessor Trustee an instrument reasonably satisfactory to such predecessor Trustee accepting such appointment, and thereupon such successor Trustee, without further act, shall with respect to the Trust become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named as a Trustee herein; but nevertheless upon the written request of such successor Trustee such predecessor Trustee shall execute and deliver an instrument reasonably satisfactory to such successor Trustee transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee any property or monies then held by such predecessor Trustee upon the trusts herein expressed. Any successor Trustee shall execute and file an amendment to the certificate of trust of the Trust with the Delaware Secretary of State changing the name and business address in the State of Delaware of the Trustee.
Section 7.3    Qualification of Successor Trustee. Any successor to the Trustee, however appointed, shall be a bank or trust company organized under the laws of the United States or any jurisdiction thereof having a combined capital and surplus of at least $50,000,000 and shall satisfy the requirements of Section 3807 of the Delaware Statutory Trust Act, provided, that there exists such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms.
Section 7.4    Merger of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from or surviving any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which all or substantially all the corporate trust business of the Trustee may be transferred, shall, subject to the terms of this Article, succeed to the Trustee’s position as Trustee under this Trust Agreement without any further act.
Section 7.5    Status of Successor Trustee. A successor Trustee shall have the same duties, powers and discretion conferred herein on the Trustee. A successor Trustee may accept the assets of the Trust Estate delivered to it by its predecessor Trustee as constituting the entire assets of the Trust Estate and shall not be required to take any action to determine what constitutes the Trust Estate or to obtain possession of any assets thereof or to investigate any acts, omissions or misconduct of its predecessor Trustee.
Section 7.6    Co-Trustee. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate hereunder may at the time be located, the Trustee shall have power to appoint one or more Persons (who may be officers or affiliates of the Trustee) or institutions to act as co-Trustee, jointly with the Trustee or separately from the Trustee at the direct written instruction of the Depositor, in either case as required by applicable state law, of all or any part of the Trust Estate hereunder, or of any property constituting part thereof, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity as aforesaid, any property, title, right or power deemed necessary or desirable. All provisions of this Trust Agreement which are for the benefit of the Trustee shall extend to and apply to each co-Trustee appointed pursuant to the foregoing provisions of this Section.
ARTICLE VIII.

DISSOLUTION AND TERMINATION OF AND AMENDMENT TO TRUST
Section 8.1    Dissolution of Trust; Termination of Trust Agreement. The Trust will dissolve upon the earlier of (i) the final disposition by the Trustee of all property constituting part of the Trust Estate or (ii) the time at which all property constituting part of the Trust Estate would otherwise escheat to any applicable governing body under any escheat laws that would otherwise apply to such property. Promptly upon dissolution of the Trust, and after the payment or the making of reasonable provision for the payment of any claims or obligations of the Trust in accordance with Section 3808 of the Delaware Statutory Trust Act, the Trustee shall file, at the direction and expense of the Depositor, a certificate of cancellation with the Delaware Secretary of State and thereupon this Trust Agreement (except for those provisions that expressly survive) and the Trust shall terminate.
Section 8.2    Supplements and Amendments to this Trust Agreement.
(a)    At any time and from time to time (i) the Trustee, together with the Depositor, may execute and deliver an amendment or a supplement to this Trust Agreement to the extent, but only to the extent, that it relates to the Trust for the purpose of adding provisions to or changing or eliminating provisions of this Trust Agreement and the Trust as specified in a written request of the Depositor and (ii) upon the written request of the Depositor, the Trustee shall enter into such written amendment of or supplement to any of the other documents referred to herein as the Depositor may agree to (to the extent such agreement is required) and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of any such other document as may be specified in such request.
(b)    Prior to executing any document required to be executed by it pursuant to the terms of Section 8.2(a), the Trustee shall be entitled to receive (i) an opinion of counsel to the effect that the execution of such document is authorized hereunder and (ii) an Officer’s Certificate of the Depositor to the effect that all conditions precedent to the execution of the amendment or supplement have been met. If, in the reasonable opinion of the Trustee, any such document adversely affects any right, duty, immunity or indemnity in favor of the Trustee hereunder, the Trustee may in its discretion decline to execute such document, unless the Trustee shall have been indemnified therefor by the Depositor in manner and form satisfactory to the Trustee.
Section 8.3    Limitations on Rights of Others. Nothing in this Trust Agreement, whether express or implied, shall be construed to give to any Person other than the Trustee, the Beneficiaries and the Depositor any legal or equitable right, remedy or claim under or in respect of this Trust Agreement, any covenants, conditions or provisions contained herein or in the Trust Estate, all of which are and shall be construed to be for the sole and exclusive benefit of the Trustee, the Depositor and the Beneficiaries.
ARTICLE IX.

MISCELLANEOUS
Section 9.1    Entire Agreement. This Trust Agreement embodies the entire agreement and understanding between the Depositor and the Trustee relating to the subject matter hereof and of the Trust created pursuant hereto, and upon execution and delivery hereof, this Trust Agreement will supersede any prior agreements and understandings relating to the Trust created hereby.
Section 9.2    Notices. Except as otherwise set forth herein, all notices, consents and other communications relating to this Trust Agreement shall be given as follows:
(i)    if to the Depositor, at <*>

and
(ii)    if to the Trustee, at <*>

or such other address, telephone or telecopy number or other destination as the Depositor or the Trustee may from time to time designate by notice given in accordance with the provisions of this Section 9.2.
Section 9.3    Governing Law. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.
Section 9.4    Benefit of Parties, Successors and Assigns. This instrument shall be binding upon, and shall inure solely to the benefit of, the Beneficiaries and the parties hereto and their respective successors and assigns.
Section 9.5    Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Trust Agreement and the establishment of the Trust.
Section 9.6    Severability of Invalid Provisions. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction as to the Trust shall, as to the Trust and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive with respect to the Trust any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
Section 9.7    Effect of Waiver; Remedies Not Exclusive. Waiver of the breach of any provision hereunder shall not be deemed a waiver of any prior or subsequent breach of the same or any other provision hereof. Pursuit of any remedy with respect to the Trust shall not be deemed the waiver of any other remedy hereunder or at law or in equity.
Section 9.8    Representations and Warranties. The Depositor hereby represents and warrants to the Trustee, as of the date hereof, that:
(a)    Due Organization. The Depositor is a corporation duly organized and validly existing in good standing under the laws of Delaware, and has the power and authority to enter into and perform its obligations under this Trust Agreement.
(b)    Due Authorization. The execution, delivery and performance by the Depositor of this Trust Agreement has been duly authorized by all necessary action on the part of the Depositor and does not require the consent or approval of its stockholders or any trustee or holder of any of its indebtedness or other obligations, except such as have been duly obtained, given or accomplished.
(c)    Execution; Enforceability. This Trust Agreement has been duly executed and delivered by the Depositor and (assuming the due authorization, execution and delivery by the Trustee of this Trust Agreement) this Trust Agreement constitutes the Depositor’s legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy laws and laws affecting the rights of creditors generally.
(d)    No Violation; No Consent. Neither the Depositor nor the Trust is an "Investment Company" or a company controlled by an "Investment Company" required to register as such under the Investment Company Act of 1940, as amended and that the execution, delivery and performance of this Trust Agreement does not and will not violate or require any consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action under, any agreement, license indenture or instrument to which it is a party or by which it is bound or any provision of any law, rule, regulation, judgment, order, writ, injunction or decree of any court or governmental authority applicable to it or any of its property.
Section 9.9    References to Agreements and Instruments. Except as otherwise indicated, all the agreements and instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms hereof and thereof.
Section 9.10    Headings. The division of this Trust Agreement into articles and sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Trust Agreement.
Section 9.11    Counterpart Execution and Dating. This Trust Agreement and any amendment or supplement to this Trust Agreement may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Fully executed sets of counterparts shall be delivered to, and retained by, the parties hereto.
Section 9.12    Limitation on the Depositor’s and the Beneficiaries’ Liability. The Depositor shall not have any liability for the performance of this Trust Agreement except as expressly set forth herein. The Beneficiaries shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above set forth.
EURONET WORLDWIDE, INC.

By:
        Name:
        Title:

[__________________________________]
By:
        Name:
        Title:

Exhibit A
to Trust Agreement
CERTIFICATE OF TRUST OF
EURONET WORLDWIDE RIGHTS EXCHANGE TRUST
This Certificate of Trust of Euronet Worldwide Rights Exchange Trust (the "Trust"), is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.) (the "Act").

1.	Name. The name of the statutory trust formed hereby is Euronet Worldwide Rights Exchange Trust.

2.	Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is [__________].

3.	Effective Date. This Certificate of Trust shall be effective upon filing.
IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.
[_______________], not in its individual capacity, but solely as Trustee

By:
    Name:
    Title:

Exhibit B
to Trust Agreement
CERTIFICATE OF EXCHANGE
To Euronet Worldwide Rights Exchange Trust (the "Trust"):
The undersigned hereby requests distribution of [__________] shares of common stock, par value $.02 per share (the "Common Shares"), of Euronet Worldwide, Inc. (the "Company"), distributable to the undersigned pursuant to the exchange declared on [__________] (the "Exchange") pursuant to the terms of the Rights Agreement between the Company and Computershare Trust Company, N.A., as rights agent (the "Rights Agreement"). The undersigned further requests that certificates representing such Common Shares be issued in the name of:

(Please print name and address)

The undersigned hereby certifies as of the date hereof that he/she/it (a) was the holder of record of that number of shares indicated above as of the Close of Business (as defined in the Rights Agreement) on [__________] and is entitled to distribution of such number of shares pursuant to the Exchange, (b) is a "Beneficiary" under the Trust Agreement, dated as of [__________], between the Company and [    ], as Trustee (the "Trust Agreement"), (c) is not, and immediately prior to the declaration of the Exchange was not, an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a Person (or an Affiliate or Associate of such Person) Acting in Concert with an Acquiring Person (or any Affiliate or Associate of an Acquiring Person) (as such terms are defined in the Rights Agreement) and (d) shall cease to be a Beneficiary of the Trust upon distribution of the shares identified herein.

Signature

Date:

Exhibit C
to Trust Agreement
CERTIFICATE OF EXCHANGE
To Euronet Worldwide Rights Exchange Trust (the "Trust"):
The undersigned hereby requests distribution of [__________] shares of common stock, par value $.01 per share (the "Common Shares"), of Euronet Worldwide, Inc. (the "Company"), distributable to the undersigned pursuant to the exchange declared on [__________] (the "Exchange") pursuant to the terms of the Rights Agreement between the Company and Computershare Trust Company, N.A., as rights agent (the "Rights Agreement"). The undersigned further requests that certificates representing such Common Shares be issued in the name of:

(Please print name and address)

The undersigned hereby certifies as of the date hereof that he/she/it (a) was the beneficial owner of that number of shares indicated above as of the Close of Business (as defined in the Rights Agreement) on [__________] and is entitled to distribution of such number of shares pursuant to the Exchange, (b) is a "Beneficiary" under the Trust Agreement, dated as of [__________], between the Company and [__________], as Trustee (the "Trust Agreement"), (c) is not, and immediately prior to the declaration of the Exchange was not, an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a Person (or an Affiliate or Associate of such Person) Acting in Concert with an Acquiring Person (or any Affiliate or Associate of an Acquiring Person) (as such terms are defined in the Rights Agreement) and (d) shall cease to be a Beneficiary of the Trust upon distribution of the shares identified herein.

Signature
Date:

Exhibit D
to Trust Agreement

IRREVOCABLE PROXY
The undersigned, acting solely in its capacity as trustee of the Euronet Worldwide Rights Exchange Trust (the "Trust"), which holds shares of common stock of Euronet Worldwide, Inc., a Delaware corporation (the "Company"), as of the date hereof, hereby irrevocably appoints the Secretary of the Company, any other designee of the Company’s Board of Directors, or any other person duly authorized to serve as proxy, as the sole and exclusive attorney-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of common stock of the Company that now are or hereafter may be owned of record by the Trust, and any and all other shares or securities of the Company issued or issuable, or exchanged or exchangeable, in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of the Trust Agreement, dated as of [__________] (as the same may be amended from time to time, the "Trust Agreement"), between the Company and [__________], a [__________], as trustee. This proxy is irrevocable and is coupled with an interest.
The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned to act as the undersigned’s attorney-in-fact and irrevocable proxy, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), subject to and in accordance with the terms of the Trust Agreement.
Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.
[__________], as Trustee of the Euronet Worldwide Rights Exchange Trust

Dated: [__________]    By:
        Name:
        Title:

EURONET WORLDWIDE, INC.
3500 COLLEGE BLVD.
LEAWOOD, KS 66211

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	
THE COMPANY NAME INC. - CLASS A	
THE COMPANY NAME INC. - CLASS B	
THE COMPANY NAME INC. - CLASS C	
THE COMPANY NAME INC. - CLASS D	
THE COMPANY NAME INC. - CLASS E	
THE COMPANY NAME INC. - CLASS F	
THE COMPANY NAME INC. - 401 K	

CONTROL # → 000000000000

SHARES
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Michael J. Brown 02 Andrew B. Schmitt 03 M. Jeannine Strandjord

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Consideration of such other business as may properly come before the meeting or any adjournment of the meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website: www.euronetworldwide.com

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000171673_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

EURONET WORLDWIDE, INC.
Annual Meeting of Stockholders
May 30, 2013 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned holder of shares of Common Stock of the Company hereby appoints Michael J. Brown, Chairman of the Board and Chief Executive Officer, or failing him, Jeffrey B. Newman, Executive Vice President and General Counsel, each with full power of substitution, as proxy for the undersigned to attend, vote, and act for and on behalf of the undersigned at the Annual Meeting of Stockholders, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EURONET WORLDWIDE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, CDT on May 30, 2013, at Euronet's Corporate Headquarters at 3500 College Blvd. Leawood, KS 66211, and at any postponement(s) or adjournment(s) thereof, and hereby revokes any proxy previously given by the undersigned. If the proxy is not dated, it shall be deemed to be dated on the date on which this proxy was mailed to the Company.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matters come before the Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof, the persons named as proxies will vote in their discretion.

Continued and to be signed on reverse side

0000171673_2 R1.0.0.51160

*** Exercise Your *Right* to Vote ***

EURONET WORLDWIDE, INC.

EURONET WORLDWIDE, INC.
3500 COLLEGE BLVD.
LEAWOOD, KS 66211

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 04, 2013
Date: May 30, 2013 **Time:** 2:00 PM CDT
Location: Euronet Worldwide, Inc.
3500 College Blvd.
Leawood, KS 66211

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000171672_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000171672_2 R1.0.0.51160

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000171672_4 R1.0.0.51160

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence